        AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 28, 2003
                                         REGISTRATION NOS.: 333-57791; 811-08837

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 7

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 10

                         THE SELECT SECTOR SPDR(R)TRUST
               (Exact Name of Registrant as Specified in Charter)

                               225 Franklin Street
                           Boston, Massachusetts 02110
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (303) 623-2577

                             Stuart M. Strauss, Esq.
                               Mayer Brown & Platt
                                  1675 Broadway
                            New York, New York 10019
                     (Name and Address of Agent for Service)

                       Copy to: Stephanie M. Nichols, Esq.
                                     Counsel
                       State Street Bank and Trust Company
                               One Federal Street
                           Boston, Massachusetts 02110

It is proposed that this filing will become effective:
[X] immediately upon filing pursuant to Rule 485, paragraph (b)
[] on ____________ pursuant to Rule 485, paragraph (b)
[] 60 days after filing pursuant to Rule 485, paragraph (a)(1)
[] on _________________ pursuant to Rule 485, paragraph (a)(1)
[] 75 days after filing pursuant to Rule 485, paragraph (a)(2)
[] on _________________ pursuant to Rule 485, paragraph (a)(2)
[] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           [SELECT SECTOR SPDRS LOGO]
                                   PROSPECTUS
        THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND (FORMERLY THE
                CYCLICAL/TRANSPORTATION SELECT SECTOR SPDR FUND)
                  THE CONSUMER STAPLES SELECT SECTOR SPDR FUND
                       THE ENERGY SELECT SECTOR SPDR FUND
                     THE FINANCIAL SELECT SECTOR SPDR FUND
 THE HEALTH CARE SELECT SECTOR SPDR FUND (FORMERLY THE CONSUMER SERVICES SELECT
                               SECTOR SPDR FUND)
                     THE INDUSTRIAL SELECT SECTOR SPDR FUND
  THE MATERIALS SELECT SECTOR SPDR FUND (FORMERLY THE BASIC INDUSTRIES SELECT
                               SECTOR SPDR FUND)
                     THE TECHNOLOGY SELECT SECTOR SPDR FUND
                     THE UTILITIES SELECT SECTOR SPDR FUND

                                JANUARY 28, 2003


    The Select Sector SPDR Trust is an "index fund" consisting of nine separate investment portfolios (each a "Select Sector SPDR Fund" or a "Fund" and collectively the "Select Sector SPDR Funds" or the "Funds"). The investment objective of each Fund is to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in a particular sector or group of industries, as represented by a specified market sector index (each a "Select Sector Index"). SSgA Funds Management, Inc. (the "Adviser") manages each Fund.

    The shares of each Select Sector SPDR Fund (the "Shares") are listed on the American Stock Exchange LLC (the "AMEX"). The Shares trade on the AMEX at market prices that may differ to some degree from the Shares' net asset values. Each Select Sector SPDR Fund issues and redeems Shares on a continuous basis -- at net asset value -- only in a large, specified number of Shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the relevant Select Sector Index. EXCEPT WHEN AGGREGATED IN CREATION UNITS, THE SHARES ARE NOT REDEEMABLE SECURITIES OF THE SELECT SECTOR SPDR FUNDS.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES IN EACH SELECT SECTOR SPDR FUND ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT, NOR ARE SHARES DEPOSITS OR OBLIGATIONS OF ANY BANK. THE SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE LOSS OF PRINCIPAL.

                               TABLE OF CONTENTS


BASIC INFORMATION ABOUT THE FUNDS...........................    1
  Who Should Invest.........................................    1
  The Funds, Their Ticker Symbols and Their Investment
     Objective..............................................    2
  Principal Investment Strategies of the Funds..............    3
  Principal Risks of Investing in the Funds.................    4
  Bar Charts and Tables.....................................    8
FEES AND EXPENSES...........................................   18
ADDITIONAL INVESTMENT STRATEGIES, RISKS AND OTHER
  CONSIDERATIONS............................................   20
  Additional Investment Strategies..........................   20
  Additional Risks..........................................   20
  Other Considerations......................................   22
MANAGEMENT..................................................   23
INDEX LICENSE...............................................   24
DETERMINATION OF NET ASSET VALUE............................   25
BUYING AND SELLING SELECT SECTOR SPDR FUNDS.................   25
CREATION AND REDEMPTION OF CREATION UNITS...................   25
DISTRIBUTIONS...............................................   29
TAX MATTERS.................................................   30
ADDITIONAL INFORMATION CONCERNING THE ROLE OF S&P, MERRILL
  LYNCH AND THE AMEX........................................   32
GENERAL INFORMATION.........................................   33
FINANCIAL HIGHLIGHTS........................................   35
ADDITIONAL INFORMATION CONCERNING THE FUNDS.................   44

                       BASIC INFORMATION ABOUT THE FUNDS

     Each Select Sector SPDR Fund is an "index fund" that invests in a particular sector or group of industries represented by a specified Select Sector Index published by the AMEX. The companies included in each Select Sector Index are selected on the basis of general industry classification from a universe of companies defined by the Standard & Poor's 500 Composite Stock Index ("S&P 500")(1.). The nine Select Sector Indexes upon which the Funds are based together comprise all of the companies in the S&P 500.

                               WHO SHOULD INVEST

     Each Select Sector SPDR Fund is designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of equity securities of companies in a particular sector or group of industries as represented by a specified Select Sector Index. Taken together, the Select Sector SPDR Funds are designed to represent all of the 500 stocks included in the S&P 500. Bought and sold separately, the Select Sector SPDR Funds are designed to enable investors to tailor asset allocations within the universe of S&P 500 companies to fit their particular investment needs.

     Select Sector SPDR Funds may be suitable for long term investment in the market or market segment represented in the relevant Select Sector Index. Shares of each Select Sector SPDR Fund may also be used as an asset allocation tool or as a speculative trading instrument. Unlike many conventional mutual funds which are only bought and sold at closing net asset values, each Select Sector SPDR Fund's Shares have been designed to be tradable in a secondary market on the AMEX on an intraday basis and to be created and redeemed principally in-kind in Creation Units at each day's next calculated net asset value. These arrangements are designed to protect ongoing shareholders from adverse effects on the portfolio of a Select Sector SPDR Fund that could arise from frequent cash creation and redemption transactions that affect the net asset value of such Fund. Moreover, in contrast to conventional mutual funds where taxable gains can be generated on shareholder redemptions because of the need to sell portfolio securities, the in-kind redemption

---------------

      (1) "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500", "Standard & Poor's Depositary Receipts(R)", "SPDR(R)", "Select Sector SPDR", "Select Sector SPDRs" and "Select Sector Standard & Poor's Depositary Receipts" are trademarks of The McGraw-Hill Companies, Inc.

mechanism of the Select Sector SPDR Funds generally will not lead to a tax event for ongoing shareholders.


         THE FUNDS, THEIR TICKER SYMBOLS AND THEIR INVESTMENT OBJECTIVE


     Each Select Sector SPDR Fund seeks to provide investment results that, before expenses, correspond to the price and yield performance of its benchmark Select Sector Index. The Funds and the Indexes are as follows:

THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND (SYMBOL: XLY)


     The Consumer Discretionary Select Sector Index includes companies from the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing. There are 88 component stocks as of December 31, 2002.


THE CONSUMER STAPLES SELECT SECTOR SPDR FUND (SYMBOL: XLP)


     The Consumer Staples Select Sector Index includes companies from the following industries: food and drug retailing, beverages, food products, tobacco, household products and personal products. There are 34 component stocks as of December 31, 2002.


THE ENERGY SELECT SECTOR SPDR FUND (SYMBOL: XLE)


     The Energy Select Sector Index includes companies from the following industries: oil & gas and energy equipment & services. There are 23 component stocks as of December 31, 2002.


THE FINANCIAL SELECT SECTOR SPDR FUND (SYMBOL: XLF)


     The Financial Select Sector Index includes companies from the following industries: banks, diversified financials, insurance and real estate. There are 81 component stocks as of December 31, 2002.


THE HEALTH CARE SELECT SECTOR SPDR FUND (SYMBOL: XLV)


     The Health Care Select Sector Index includes companies from the following industries: health care equipment and supplies, health care providers and services, biotechnology and pharmaceuticals. There are 48 component stocks as of December 31, 2002.


THE INDUSTRIAL SELECT SECTOR SPDR FUND (SYMBOL: XLI)


     The Industrial Select Sector Index includes companies from the following industries: aerospace and defense, building products, construction and engineering, electrical equipment, conglomerates, machinery, commercial services and supplies, Air Freight & Logistics, Airlines, Marine, Road & Rail and Transportation Infrastructure. There are 68 component stocks as of December 31, 2002.

THE MATERIALS SELECT SECTOR SPDR FUND (SYMBOL: XLB)


     The Materials Select Sector Index includes companies from the following industries: chemicals, construction materials, containers and packaging, metals and mining and paper and forest products. There are 34 component stocks as of December 31, 2002.


THE TECHNOLOGY SELECT SECTOR SPDR FUND (SYMBOL: XLK)


     The Technology Select Sector Index includes companies from the following industries: internet software and services, IT consulting and services, software, communications equipment, computers and peripherals, electronic equipment, office electronics and instruments, semiconductor equipment and products, diversified telecommunication services and wireless telecommunication services. There are 87 component stocks as of December 31, 2002.


THE UTILITIES SELECT SECTOR SPDR FUND (SYMBOL: XLU)


     The Utilities Select Sector Index includes companies from the following industries: electric utilities, gas utilities, multi-utilities and unregulated power and water utilities. There are 37 component stocks as of December 31, 2002.


                  PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS

     Each Fund utilizes a low cost "passive" or "indexing" investment approach to attempt to approximate the investment performance of its benchmark Select Sector Index.

     Each Fund generally will hold all of the securities which comprise its benchmark Select Sector Index. There may, however, be instances where the Adviser may choose to overweight another stock in the Select Sector Index, purchase securities not included within the Select Sector Index which the Adviser believes are appropriate to substitute for the Select Sector Index securities or utilize various combinations of other available investment techniques in seeking to track accurately the benchmark Select Sector Index.


     Each Fund will normally invest at least 95% of its total assets in common stocks that comprise the relevant Select Sector Index. The Funds have adopted a policy that requires each Fund to provide shareholders with at least 60 days notice prior to any significant material change in a Fund's policy or its underlying index.

                   PRINCIPAL RISKS OF INVESTING IN THE FUNDS

GENERAL RISKS OF INVESTING IN INDEX FUNDS

     Each of the Funds is subject to the same general risks.

     Unlike many investment companies, the Funds are not actively "managed." Therefore, a Fund would not sell a stock because the stock's issuer was in financial trouble, unless that stock is removed from the Fund's benchmark Select Sector Index. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. You should anticipate that the value of the Shares will decline, more or less, in correspondence with any decline in value of the Fund's applicable Select Sector Index.

     The Adviser believes that over time the correlation between each Fund's performance and that of its benchmark Select Sector Index, before expenses, will be 95% or better. A figure of 100% will indicate perfect correlation. The Funds' returns may not match the return of their benchmark Select Sector Indexes as a result of Fund expenses and other factors. For example, rebalancing of the Fund's securities holdings may at times be necessary to reflect changes in the composition of the relevant Select Sector Index. Rebalancing will result in transaction and other costs and could result in the realization of capital gains or losses.

     You can lose money by investing in a Select Sector SPDR Fund.

RISKS SPECIFIC TO EACH SELECT SECTOR SPDR FUND

     Each Fund is subject to the additional risks associated with concentrating its investments in companies in the market sector that its benchmark Select Sector Index targets. Additional Fund specific risks include:

     The Consumer Discretionary Select Sector SPDR Fund. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competitive and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

     The Consumer Staples Select Sector SPDR Fund. Companies in this Select Sector Index are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food and soft drink may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

     The Energy Select Sector SPDR Fund. Energy companies in this Select Sector Index develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for the companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact this Select Sector SPDR Fund's performance.

     The Financial Select Sector SPDR Fund. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the sector. Insurance companies may be subject to severe price competition. Legislation has been recently enacted that would reduce the separation between commercial and investment banking businesses. This legislation could significantly impact the sector and the Fund.

     The Health Care Select Sector SPDR Fund. Companies in the healthcare sector are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. Many new products are subject to approval of the Food and Drug Administration. The process of obtaining such approval can be long and costly. Health care companies are also subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting.

     The Industrial Select Sector SPDR Fund. Stock prices for the types of companies included in this industry are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions will likewise affect the performance of these companies. Transportation stocks are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreement and insurance costs. The Fund may also be susceptible to the same risks as the Materials Select Sector SPDR Fund.

     The Materials Select Sector SPDR Fund. Many companies in this sector are significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. The success of equipment manufacturing and distribution companies is closely tied to overall capital spending levels, which are influenced by an individual company's profitability and broader factors such as interest rates and cross-border competition. The basic industries sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

     The Technology Select Sector SPDR Fund. Products included in this Select Sector Index include software, including internet software, communications equipment, computers and peripherals, electronic equipment, office electronics and instruments and semiconductor equipment and products. The financial condition of, and investor interest in, defense companies are heavily influenced by governmental defense spending policies. Defense spending is under pressure from efforts to control the U.S. budget. Competitive pressures may have a significant effect on the financial condition of companies in the technology sector. Also, many of the products and services offered by technology companies are subject to the risk of rapid obsolescence. The Fund may also be susceptible to the same risks as the Utilities Select Sector SPDR Trust.

     The Utilities Select Sector SPDR Fund. The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company's earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable.

     Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants; the effects of energy conservation and the effects of regulatory changes, such as the possible adverse effects on profits of recent increased competition among telecommunications companies and the uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

                             BAR CHARTS AND TABLES


     The bar charts and tables below provide some indication of the risks of investing in the Funds by showing the variability of the Funds' returns based on net assets and comparing Funds' performance to a broad measure of market performance. Past performance is not necessarily an indication of how the Funds will perform in the future. The after-tax returns presented below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Shares been sold at the end of the relevant periods.


               THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND
         (FORMERLY THE CYCLICAL/TRANSPORTATION SELECT SECTOR SPDR FUND)
[CHART]

                                                                             ANNUAL RETURN
                                                                             -------------
Calendar Year End 1999                                                           18.42
Calendar Year End 2000                                                          -16.59
Calendar Year End 2001                                                           13.39
Calendar Year End 2002                                                          -18.94


     During the periods shown above, the highest quarterly return for the Fund was 24.72% for the quarter ended December 31, 2001, and the lowest was -17.25% for the quarter ended September 30, 2002.



-------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURN                         ONE       SINCE
  (FOR PERIOD ENDING DECEMBER 31, 2002)              YEAR      INCEPTION(2)
-------------------------------------------------------------------------------
  Return Before Taxes(1)                             -18.94%      -0.71%
-------------------------------------------------------------------------------
  Return After Taxes on Distributions(1)             -19.15%      -0.98%
-------------------------------------------------------------------------------
  Return After Taxes on Distributions and
     Redemption of Creation Units(1)                 -11.62%      -0.69%
-------------------------------------------------------------------------------
  Standard & Poor's 500 Index (reflects no
     deductions for fees, expenses or taxes)         -22.10%      -5.39%
-------------------------------------------------------------------------------
  The Consumer Discretionary Select Sector Index
     (reflects no deductions for fees, expenses or
     taxes)(3)                                       -18.76%      -0.38%
-------------------------------------------------------------------------------



(1) Total return figures are calculated assuming the reinvested price for the December 20, 2002 income distribution is the December 31, 2002 net asset value. The actual reinvestment price is the January 31, 2003 net asset value, which was not available at the time of the above calculations. Actual total return calculations may or may not differ based on this assumption.



(2) Investment operations commenced on December 16, 1998.



(3) Index performance from the Fund's inception to June 21, 2002 is based on the Cyclical/Transportation Select Sector Index.

                  THE CONSUMER STAPLES SELECT SECTOR SPDR FUND
[CHART]

                                                                             ANNUAL RETURN
                                                                             -------------
Calendar Year End 1999                                                           -14.7
Calendar Year End 2000                                                           25.75
Calendar Year End 2001                                                           -9.95
Calendar Year End 2002                                                          -19.96


     During the periods shown above, the highest quarterly return for the Fund was 20.03% for the quarter ended June 30, 2000, and the lowest was -14.12% for the quarter ended June 30, 2002.



----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                       ONE          SINCE
(FOR PERIOD ENDING DECEMBER 31, 2002)             YEAR      INCEPTION(2)
----------------------------------------------------------------------------
  Return Before Taxes(1)                         -19.96%       -5.13%
----------------------------------------------------------------------------
  Return After Taxes on Distributions(1)         -20.51%       -5.62%
----------------------------------------------------------------------------
  Return After Taxes on Distributions and
     Redemption of Creation Units(1)             -12.23%       -4.24%
----------------------------------------------------------------------------
  Standard & Poor's 500 Index (reflects no
     deductions for fees, expenses or taxes)     -22.10%       -5.39%
----------------------------------------------------------------------------
  The Consumer Staples Select Sector Index
     (reflects no deductions for fees,
     expenses or taxes)                          -19.80%       -4.91%
----------------------------------------------------------------------------



(1) Total return figures are calculated assuming the reinvested price for the December 20, 2002 income distribution is the December 31, 2002 net asset value. The actual reinvestment price is the January 31, 2003 net asset value, which was not available at the time of the above calculations. Actual total return calculations may or may not differ based on this assumption.



(2) Investment operations commenced on December 16, 1998.

                       THE ENERGY SELECT SECTOR SPDR FUND
[CHART]

                                                                             ANNUAL RETURN
                                                                             -------------
Calendar Year End 1999                                                           19.05
Calendar Year End 2000                                                           24.35
Calendar Year End 2001                                                          -18.36
Calendar Year End 2002                                                          -14.71


     During the periods shown above, the highest quarterly return for the Fund was 14.42% for the quarter ended June 30, 1999, and the lowest was -18.92% for the quarter ended September 30, 2002.



----------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURN                     ONE        SINCE
  (FOR PERIOD ENDING DECEMBER 31, 2002)          YEAR       INCEPTION(2)
  --------------------------------------------------------------------------
  Return Before Taxes(1)                         -14.71%        0.34%
  --------------------------------------------------------------------------
  Return After Taxes on Distributions(1)         -15.39%       -0.34%
  --------------------------------------------------------------------------
  Return After Taxes on Distributions and
Redemption of Creation Units(1)                   -9.02%       -0.02%
  --------------------------------------------------------------------------
  Standard & Poor's 500 Index (reflects no
deductions for fees, expenses or taxes)          -22.10%       -5.39%
  --------------------------------------------------------------------------
  The Energy Select Sector Index (reflects no
deductions for fees, expenses or taxes)          -14.52%        0.64%
  --------------------------------------------------------------------------



(1) Total return figures are calculated assuming the reinvested price for the December 20, 2002 income distribution is the December 31, 2002 net asset value. The actual reinvestment price is the January 31, 2003 net asset value, which was not available at the time of the above calculations. Actual total return calculations may or may not differ based on this assumption.



(2) Investment operations commenced on December 16, 1998.

                     THE FINANCIAL SELECT SECTOR SPDR FUND
[CHART]

                                                                             ANNUAL RETURN
                                                                             -------------
Calendar Year End 1999                                                             3.4
Calendar Year End 2000                                                           25.42
Calendar Year End 2001                                                           -9.12
Calendar Year End 2002                                                          -14.85


     During the periods shown above, the highest quarterly return for the Fund was 23.56% for the quarter ended September 30, 2000, and the lowest was -17.14% for the quarter ended September 30, 2002.



----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                        ONE         SINCE
(FOR PERIOD ENDING DECEMBER 31, 2002)              YEAR     INCEPTION(2)
  --------------------------------------------------------------------------
  Return Before Taxes(1)                          -14.85%       1.53%
  --------------------------------------------------------------------------
  Return After Taxes on Distributions(1)          -15.48%       0.95%
  --------------------------------------------------------------------------
  Return After Taxes on Distributions and
Redemption of Creation Units(1)                    -9.10%       0.97%
  --------------------------------------------------------------------------
  Standard & Poor's 500 Index (reflects no
deductions for fees, expenses or taxes)           -22.10%      -5.39%
  --------------------------------------------------------------------------
  The Financial Select Sector Index (reflects
no deductions for fees, expenses or taxes)        -14.66%       1.75%
  --------------------------------------------------------------------------



(1) Total return figures are calculated assuming the reinvested price for the December 20, 2002 income distribution is the December 31, 2002 net asset value. The actual reinvestment price is the January 31, 2003 net asset value, which was not available at the time of the above calculations. Actual total return calculations may or may not differ based on this assumption.



(2) Investment operations commenced on December 16, 1998.

                    THE HEALTH CARE SELECT SECTOR SPDR FUND
            (FORMERLY THE CONSUMER SERVICES SELECT SECTOR SPDR FUND)
[CHART]

                                                                             ANNUAL RETURN
                                                                             -------------
Calendar Year End 1999                                                           20.07
Calendar Year End 2000                                                          -11.57
Calendar Year End 2001                                                           -0.19
Calendar Year End 2002                                                           -1.69


     During the periods shown above, the highest quarterly return for the Fund was 15.95% for the quarter ended December 31, 1999 and the lowest was -20.25% for the quarter ended September 30, 2001.



----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                        ONE         SINCE
(FOR PERIOD ENDING DECEMBER 31, 2002)              YEAR     INCEPTION(2)
----------------------------------------------------------------------------
  Return Before Taxes(1)                           -1.69%       3.00%
----------------------------------------------------------------------------
  Return After Taxes on Distributions(1)           -1.97%       2.82%
----------------------------------------------------------------------------
  Return After Taxes on Distributions and
     Redemption of Creation Units(1)               -1.04%       2.34%
----------------------------------------------------------------------------
  Standard & Poor's 500 Index (reflects no
     deductions for fees, expenses or taxes)      -22.10%      -5.39%
----------------------------------------------------------------------------
  The Health Care Select Sector Index (reflects
     no deductions for fees, expenses or
     taxes)(3)                                     -1.43%       3.30%
----------------------------------------------------------------------------



(1) Total return figures are calculated assuming the reinvested price for the December 20, 2002 income distribution is the December 31, 2002 net asset value. The actual reinvestment price is the January 31, 2003 net asset value, which was not available at the time of the above calculations. Actual total return calculations may or may not differ based on this assumption.



(2) Investment operations commenced on December 16, 1998.



(3) Index performance from the Fund's inception to June 21, 2002 is based on the Consumer Services Select Sector Index.

                     THE INDUSTRIAL SELECT SECTOR SPDR FUND
[CHART]

                                                                             ANNUAL RETURN
                                                                             -------------
Calendar Year End 1999                                                           22.99
Calendar Year End 2000                                                            6.96
Calendar Year End 2001                                                          -10.26
Calendar Year End 2002                                                          -24.74


     During the periods shown above, the highest quarterly return for the Fund was 19.47% for the quarter ended June 30, 1999, and the lowest was -18.41% for the quarter ended September 30, 2001.



----------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURN                     ONE        SINCE
  (FOR PERIOD ENDING DECEMBER 31, 2002)          YEAR       INCEPTION(2)
----------------------------------------------------------------------------
  Return Before Taxes(1)                         -24.74%       -1.12%
----------------------------------------------------------------------------
  Return After Taxes on Distributions(1)         -25.18%       -1.61%
----------------------------------------------------------------------------
  Return After Taxes on Distributions and
     Redemption of Creation Units(1)             -15.18%       -1.09%
----------------------------------------------------------------------------
  Standard & Poor's 500 Index (reflects no
     deductions for fees, expenses or taxes)     -22.10%       -5.39%
----------------------------------------------------------------------------
  The Industrial Select Sector Index (reflects
     no deductions for fees, expenses or
     taxes)                                      -24.52%       -0.80%
----------------------------------------------------------------------------



(1) Total return figures are calculated assuming the reinvested price for the December 20, 2002 income distribution is the December 31, 2002 net asset value. The actual reinvestment price is the January 31, 2003 net asset value, which was not available at the time of the above calculations. Actual total return calculations may or may not differ based on this assumption.



(2) Investment operations commenced on December 16, 1998.

                     THE MATERIALS SELECT SECTOR SPDR FUND
            (FORMERLY THE BASIC INDUSTRIES SELECT SECTOR SPDR FUND)
[CHART]

                                                                             ANNUAL RETURN
                                                                             -------------
Calendar Year End 1999                                                           24.27
Calendar Year End 2000                                                          -15.35
Calendar Year End 2001                                                            2.62
Calendar Year End 2002                                                           -5.73


     During the periods shown above, the highest quarterly return for the Fund was 22.48% for the quarter ended December 31, 2000, and the lowest was -22.96% for the quarter ended September 30, 2002.



----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                       ONE          SINCE
(FOR PERIOD ENDING DECEMBER 31, 2002)             YEAR      INCEPTION(2)
----------------------------------------------------------------------------
  Return Before Taxes(1)                          -5.73%        1.48%
----------------------------------------------------------------------------
  Return After Taxes on Distributions(1)          -6.55%        0.49%
----------------------------------------------------------------------------
  Return After Taxes on Distributions and
     Redemption of Creation Units(1)              -3.52%        0.71%
----------------------------------------------------------------------------
  Standard & Poor's 500 Index (reflects no
     deductions for fees, expenses or taxes)     -22.10%       -5.39%
----------------------------------------------------------------------------
  The Materials Select Sector Index (reflects
     no deductions for fees, expenses or
     taxes)                                       -5.55%        1.85%
----------------------------------------------------------------------------



(1) Total return figures are calculated assuming the reinvested price for the December 20, 2002 income distribution is the December 31, 2002 net asset value. The actual reinvestment price is the January 31, 2003 net asset value, which was not available at the time of the above calculations. Actual total return calculations may or may not differ based on this assumption.



(2) Investment operations commenced on December 16, 1998.

                     THE TECHNOLOGY SELECT SECTOR SPDR FUND
[CHART]

                                                                             ANNUAL RETURN
                                                                             -------------
Calendar Year End 1999                                                           66.01
Calendar Year End 2000                                                           -42.2
Calendar Year End 2001                                                          -22.96
Calendar Year End 2002                                                          -38.41


     During the periods shown above, the highest quarterly return for the Fund was 31.46% for the quarter ended December 31, 1999, and the lowest was -32.56% for the quarter ended December 31, 2000.



----------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURN                     ONE         SINCE
  (FOR PERIOD ENDING DECEMBER 31, 2002)          YEAR       INCEPTION(2)
----------------------------------------------------------------------------
  Return Before Taxes(1)                         -38.41%       -16.00%
----------------------------------------------------------------------------
  Return After Taxes on Distributions(1)         -38.47%       -16.03%
----------------------------------------------------------------------------
  Return After Taxes on Distributions and
     Redemption of Creation Units(1)             -23.58%       -12.05%
----------------------------------------------------------------------------
  Standard & Poor's 500 Index (reflects no
     deductions for fees, expenses or taxes)     -22.10%        -5.39%
----------------------------------------------------------------------------
  The Technology Select Sector Index (reflects
     no deductions for fees, expenses or
     taxes)                                      -38.26%       -15.81%
----------------------------------------------------------------------------



(1) Total return figures are calculated assuming the reinvested price for the December 20, 2002 income distribution is the December 31, 2002 net asset value. The actual reinvestment price is the January 31, 2003 net asset value, which was not available at the time of the above calculations. Actual total return calculations may or may not differ based on this assumption.



(2) Investment operations commenced on December 16, 1998.

                     THE UTILITIES SELECT SECTOR SPDR FUND
[CHART]

                                                                             ANNUAL RETURN
                                                                             -------------
Calendar Year End 1999                                                           -3.34
Calendar Year End 2000                                                           21.96
Calendar Year End 2001                                                          -13.07
Calendar Year End 2002                                                          -28.13


     During the periods shown above, the highest quarterly return for the Fund was 19.80% for the quarter ended September 30, 2000, and the lowest was -22.46% for the quarter ended September 30, 2002.



----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                       ONE          SINCE
(FOR PERIOD ENDING DECEMBER 31, 2002)             YEAR      INCEPTION(2)
----------------------------------------------------------------------------
  Return Before Taxes(1)                         -28.13%       -6.44%
----------------------------------------------------------------------------
  Return After Taxes on Distribution(1)          -29.34%       -7.74%
----------------------------------------------------------------------------
  Return After Taxes on Distributions and
     Redemption of Creation Units(1)             -17.23%       -5.52%
----------------------------------------------------------------------------
  Standard & Poor's 500 Index (reflects no
     deductions for fees, expenses or taxes)     -22.10%       -5.39%
----------------------------------------------------------------------------
  The Utilities Select Sector Index (reflects
     no deductions for fees, expenses or
     taxes)                                      -27.92%       -6.37%
----------------------------------------------------------------------------



(1) Total return figures are calculated assuming the reinvested price for the December 20, 2002 income distribution is the December 31, 2002 net asset value. The actual reinvestment price is the January 31, 2003 net asset value, which was not available at the time of the above calculations. Actual total return calculations may or may not differ based on this assumption.



(2) Investment operations commenced on December 16, 1998.

                               FEES AND EXPENSES


                                       THE
                                     CONSUMER
                                  DISCRETIONARY
                                  SELECT SECTOR
                                    SPDR FUND
                                    (FORMERLY
                                  THE CYCLICAL/    THE CONSUMER
                                  TRANSPORTATION      STAPLES       THE ENERGY     THE FINANCIAL
                                  SELECT SECTOR    SELECT SECTOR   SELECT SECTOR   SELECT SECTOR
                                    SPDR FUND)       SPDR FUND       SPDR FUND       SPDR FUND
                                  --------------   -------------   -------------   -------------
I.  SHAREHOLDER TRANSACTION
 EXPENSES
A.  CREATION TRANSACTION EXPENSES
 Through the Continuous Net
   Settlement System of the
   National Securities Clearing
   Corporation ("NSCC")(a)......      $1,000          $1,000          $1,000          $1,000
 Outside NSCC(a)................      Up to $4,000    Up to $4,000    Up to $4,000    Up to $4,000
B.  REDEMPTION TRANSACTION EXPENSES
 Through NSCC(b)................      $1,000          $1,000          $1,000          $1,000
 Outside NSCC(b)................      Up to $4,000    Up to $4,000    Up to $4,000    Up to $4,000
II.  ANNUAL FUND OPERATING
 EXPENSES
 (AS A PERCENTAGE OF AVERAGE
 NET ASSETS)(c)
 Management Fees................       0.05%           0.05%           0.05%           0.05%
 12b-1 Fees(d)..................       0.07%           0.07%           0.07%           0.07%
 Other Operating Expenses(e)....       0.18%           0.19%           0.18%           0.18%
 Total Annual Operating
   Expenses.....................       0.31%           0.32%           0.31%           0.31%
 Less Waivers(e)................       0.03%           0.03%           0.03%           0.03%
 Net Expenses(f)................       0.28%           0.29%           0.28%           0.28%


                                  THE HEALTH CARE                   THE MATERIALS
                                   SELECT SECTOR                    SELECT SECTOR
                                     SPDR FUND                        SPDR FUND
                                     (FORMERLY                        (FORMERLY
                                   THE CONSUMER          THE          THE BASIC           THE
                                  SERVICES SELECT    INDUSTRIAL       INDUSTRIES      TECHNOLOGY     THE UTILITIES
                                    SECTOR SPDR     SELECT SECTOR   SELECT SECTOR    SELECT SECTOR   SELECT SECTOR
                                       FUND)          SPDR FUND       SPDR FUND)       SPDR FUND       SPDR FUND
                                  ---------------   -------------   --------------   -------------   -------------
I.  SHAREHOLDER TRANSACTION
 EXPENSES
A.  CREATION TRANSACTION EXPENSE
 Through the Continuous Net
   Settlement System of the
   National Securities Clearing
   Corporation ("NSCC")(a)......      $1,000           $1,000           $1,000          $1,000          $1,000
 Outside NSCC(a)................      Up to $4,000     Up to $4,000     Up to $4,000    Up to $4,000    Up to $4,000
B.  REDEMPTION TRANSACTION EXPEN
 Through NSCC(b)................      $1,000           $1,000           $1,000          $1,000          $1,000
 Outside NSCC(b)................      Up to $4,000     Up to $4,000     Up to $4,000    Up to $4,000    Up to $4,000
II.  ANNUAL FUND OPERATING
 EXPENSES
 (AS A PERCENTAGE OF AVERAGE
 NET ASSETS)(c)
 Management Fees................       0.05%            0.05%            0.05%           0.05%           0.05%
 12b-1 Fees(d)..................       0.07%            0.07%            0.07%           0.07%           0.07%
 Other Operating Expenses(e)....       0.19%            0.19%            0.19%           0.18%           0.18%
 Total Annual Operating
   Expenses.....................       0.32%            0.31%            0.31%           0.30%           0.30%
 Less Waivers(e)................       0.03%            0.03%            0.03%           0.03%           0.03%
 Net Expenses(f)................       0.29%            0.28%            0.28%           0.27%           0.27%


---------------

(a) The creation transaction fee is the same regardless of the number of Creation Units being purchased pursuant to any one creation order. One Creation Unit consists of 50,000 Shares.


(b) The redemption transaction fee is the same regardless of the number of Creation Units being redeemed pursuant to any one redemption order. One Creation Unit consists of 50,000 Shares.


(c) Other Operating Expenses are based on actual fund expenses for the fiscal year ending September 30, 2002.


(d) The Trust's Board of Trustees has voted to limit payments under each Fund's 12b-1 plan to 0.07% of its average daily nets assets although payments up to 0.25% are authorized.


(e) A "unitary" fee is paid by each Select Sector SPDR Fund to State Street for the administration, custody and transfer agency services it provides to the Funds. Pursuant to a contractual fee waiver, State Street has agreed to reduce the Unitary Fee from 0.10% for the first $4.5 billion of net assets of the Trust, 0.08% for the next $4.5 billion of net assets of the Trust and 0.06% thereafter of average daily net assets to 0.07% for the first $4.5 billion of net assets of the Trust, 0.05% for the next $4.5 billion of net assets of the Trust and 0.03% thereafter of average daily net assets and to continue to waive the minimum fee of $3.15 million increased by $350,000 each time a new Select Sector SPDR Fund is added.


(f) The foregoing reductions will remain in effect for at least a 12-month period ending January 31, 2004. There is no assurance that the reductions will remain in effect for more than one year.

EXAMPLES OF EXPENSES



     Each Select Sector SPDR Fund sells and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the relevant Select Sector Index. SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the relevant Select Sector Index), assuming a 5% annual return and that the Funds' operating expenses remain the same. INVESTORS SHOULD NOTE THAT THE PRESENTATION BELOW OF A $10,000 INVESTMENT IN A CREATION UNIT IS FOR ILLUSTRATION PURPOSES ONLY, AS SHARES WILL BE ISSUED BY THE SELECT SECTOR SPDR FUNDS ONLY IN CREATION UNITS. FURTHER, THE RETURN OF 5% AND ESTIMATED EXPENSES ARE FOR ILLUSTRATION PURPOSES ONLY AND SHOULD NOT BE CONSIDERED INDICATIONS OF EXPECTED SELECT SECTOR SPDR FUND EXPENSES OR PERFORMANCE, WHICH MAY BE GREATER OR LESSER THAN THE ESTIMATES.



     An investor would pay the following expenses, assuming no redemptions:



                                      1       3       5      10
                                     YEAR   YEARS   YEARS   YEARS
                                     ----   -----   -----   -----
                                     ($)     ($)     ($)     ($)
The Consumer Discretionary Select
  Sector SPDR Fund.................   29     96      171     392
The Consumer Staples Select Sector
  SPDR Fund........................   30     99      176     404
The Energy Select Sector SPDR
  Fund.............................   29     96      171     392
The Financial Select Sector SPDR
  Fund.............................   29     96      171     392
The Health Care Select Sector SPDR
  Fund.............................   30     99      176     404
The Industrial Select Sector SPDR
  Fund.............................   29     96      171     392
The Materials Select Sector SPDR
  Fund.............................   29     96      171     392
The Technology Select Sector SPDR
  Fund.............................   28     93      165     379
The Utilities Select Sector SPDR
  Fund.............................   28     93      165     379

                       ADDITIONAL INVESTMENT STRATEGIES,
                         RISKS AND OTHER CONSIDERATIONS

                        ADDITIONAL INVESTMENT STRATEGIES

     Each Select Sector SPDR Fund may invest its remaining assets in money market instruments including repurchase agreements or funds which invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act), in convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular stock or stock index) and in options and futures contracts. Options and futures contracts (and convertible securities and structured notes) may be used by a Fund in seeking performance that corresponds to its benchmark Select Sector Index and in managing cash flows. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it will take approximately three business days for additions and deletions to the S&P 500 to be reflected in the portfolio composition of each Fund.

     Lending Securities. Each Select Sector SPDR Fund intends to lend securities from its holdings to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes.

     Borrowing Money. Each Select Sector SPDR Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

                                ADDITIONAL RISKS

     Lack of Diversification. Each Select Sector SPDR Fund intends to maintain the required level of diversification so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, in order to avoid liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code could limit the investment flexibility of a Select Sector SPDR Fund.

     The stocks of particular issuers, or of issuers in particular industries, may represent a large portion of a Select Sector Index. Consequently, a Select Sector SPDR Fund may be more adversely affected by the performance of one security (or group of securities) and be subject to greater price volatility than a more diversified investment company. Also, a Select Sector SPDR Fund may be more susceptible to any single economic, political or regulatory occurrence than the securities holdings of an investment company that is more broadly diversified than the Select Sector SPDR Fund.

     Trading Issues. Trading in Shares on the AMEX may be halted due to market conditions or for reasons that, in the view of the AMEX, make trading in Shares inadvisable. In addition, trading in Shares on the AMEX is subject to trading halts caused by extraordinary market volatility pursuant to AMEX "circuit breaker" rules. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of a Select Sector SPDR Fund will continue to be met or will remain unchanged.

     Fluctuation of Net Asset Value. The net asset value of the Shares will fluctuate with changes in the market value of a Select Sector SPDR Fund's securities holdings. The market prices of Shares will fluctuate in accordance with changes in net asset value and supply and demand on the AMEX. The Adviser cannot predict whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Select Sector Index trading individually or in the aggregate at any point in time. However, given that Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained.

     Foreign Investments. Each Select Sector SPDR Fund may invest in foreign securities or American Depository Receipts, if any, included in its benchmark Select Sector Index. Foreign investments may involve additional risks and considerations. These risks include, for example, fluctuations in foreign currency, as well as the political and economic risks of an issuer's country. Securities of foreign companies may be more volatile than securities of U.S. companies.

     Lending of Securities. Although each Select Sector SPDR Fund that may lend its portfolio securities will receive collateral in connection with all loans of its securities holdings, a Select Sector SPDR Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, a Select Sector SPDR Fund will bear the risk of loss of any cash collateral that it invests.

     Leverage. To the extent that a Select Sector SPDR Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of a Select Sector SPDR Fund's portfolio securities.

                              OTHER CONSIDERATIONS

CONSTRUCTION AND MAINTENANCE STANDARDS FOR THE SELECT SECTOR INDEXES

     Each Select Sector Index is developed and maintained in accordance with the following criteria:

     - Each of the component securities in a Select Sector Index is a constituent company of the S&P 500.

     - Each stock in the S&P 500 is allocated to one and only one of the Select Sector Indexes.

     - The Index Compilation Agent, Merrill Lynch Pierce Fenner & Smith, assigns each constituent stock of the S&P 500 to a Select Sector Index. The Index Compilation Agent, after consultation with S&P, assigns a company's stock to a particular Select Sector Index on the basis of such company's sales and earnings composition and the sensitivity of the company's stock price and business results to the common factors that affect other companies in each Select Sector Index. S&P has sole control over the removal of stocks from the S&P 500 and the selection of replacement stocks to be added to the S&P 500. However, S&P plays only a consulting role in the Select Sector Index assignment of the S&P 500 component stocks, which is the sole responsibility of the Index Compilation Agent.

     - Each Select Sector Index is calculated by the AMEX's Index Services Group using a modified "market capitalization" methodology. This design ensures that each of the component stocks within a Select Sector Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such Select Sector Index. Under certain conditions, however, the number of shares of a component stock within the Select Sector Index may be adjusted to conform to Internal Revenue Code requirements. See "Construction and Maintenance Standards for the Select Sector Indexes" under "GENERAL DESCRIPTION OF THE TRUST" in the Statement of Additional Information.

                                   MANAGEMENT


     Adviser. SSgA Funds Management, Inc. serves as the Adviser to the Trust and, subject to the supervision of the Board of Trustees, is responsible for the investment management of the Select Sector SPDR Funds. The Adviser and other advisory affiliates make up State Street Global Advisors, the investment management arm of State Street Corporation. As of December 31, 2002, the Adviser managed approximately $60.6 billion in assets. The Adviser's principal business address is 2 International Place, Boston, Massachusetts 02110.


     For the services provided to the Select Sector SPDR Funds under the Investment Advisory Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund's average daily net assets at the annual rate of 0.05%. From time to time, the Adviser may waive all or a portion of its fee.


     Administrator, Custodian, and Transfer Agent. State Street Bank and Trust Company ("State Street") is the Administrator for each Select Sector SPDR Fund, the Custodian of each Select Sector SPDR Fund's assets, and serves as the Transfer Agent to the Select Sector SPDR Funds. State Street is paid a "unitary fee" for these services. The unitary fee is equal to the greater of: (a) a sliding scale fee calculated as follows: (i) 0.10% of average daily net assets of the Trust up to the first $4.5 billion of net assets (such $4.5 billion to be increased by $500 million each time a new Select Sector SPDR Fund is added);
(ii) 0.08% of average daily net assets up to the next $4.5 billion of net assets of the Trust (such $4.5 billion to be increased by $500 million each time a new Select Sector SPDR Fund is added); and (iii) 0.06% of average daily net assets on the remainder of net assets; or (b) a minimum fee of $3.15 million increased by $350,000 each time a new Select Sector SPDR Fund is added. Pursuant to a contractual fee waiver, State Street has agreed to reduce the Unitary Fee to 0.07% for the first $4.5 billion of net assets of the Trust, 0.05% for the next $4.5 billion of net assets of the Trust and 0.03% thereafter of average daily net assets and to continue to waive the minimum fee. The fee waiver will be effective at least through January 31, 2004. Each Select Sector SPDR Fund will also bear all other expenses of its operation.


     Lending Agent. State Street has been designated as the lending agent for the Trust. In such capacity, it causes the delivery of loaned securities from each Select Sector SPDR Fund to borrowers, arranges for the return of loaned securities to the Select Sector SPDR Fund at the termination of the loans, requests deposit of collateral, monitors daily the value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. For its services, the lending agent typically receives a portion of the net investment income, if any, earned on the collateral for the securities loaned.

     Distributor. ALPS Distributors, Inc. is the Distributor of each Select Sector SPDR Fund's Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Shares.

     The Board of Trustees of the Trust has adopted for each Select Sector SPDR Fund a distribution plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets per annum for certain distribution related activities. Each Fund has limited its 12b-1 fee to 0.07% of its average daily net assets at least through January 31, 2004. Because these fees are paid out of each Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


     Legal Proceedings. The Trust was named as a defendant in a second amended complaint filed by Mopex, Inc. in an ongoing action in the U.S. District Court for the Northern District of Illinois. Mopex, Inc.'s complaints now list twenty Defendants including the Trust's investment adviser, principal underwriter, and administrator as well as other exchange traded funds, service providers, and the Chicago Stock Exchange, Inc., Mopex, Inc. has alleged that the defendants infringed a patent it holds in unspecified ways resulting from their participation in the sale of certain exchange traded funds. Mopex, Inc. has also filed state law claims in Illinois alleging a conspiracy by the defendants to infringe the Mopex patent. Mopex, Inc. is also a party in an action in the U.S. District Court for the Southern District of New York against the American Stock Exchange which involves similar issues, but the Trust is not a party to that action. The defendants have denied the allegations of infringement and filed counterclaims for declaratory judgment on grounds of non-infringement and invalidity. There is the possibility, however, that a resolution of the claims may result in increased costs for the Trust and thus raise the expense ratios of the Funds which could adversely affect performance.


                                 INDEX LICENSE

     The Trust pays an annual licensing fee to (i) S&P equal to the greater of 0.03% of the aggregate net assets of the Trust or $450,000 (the "Minimum Annual Fee"), and (ii) Merrill Lynch equal to 0.03% of the aggregate net assets of the Trust. The Minimum Annual Fee is payable in full on each anniversary of the first day of trading, December 22, 1998. The fee to Merrill Lynch is payable on a quarterly basis. Each Select Sector SPDR Fund will pay its proportionate share of the fees based on the relative net assets of such Fund.

                        DETERMINATION OF NET ASSET VALUE


     Net asset value per Share for each Select Sector SPDR Fund is computed by dividing the value of the net assets of such Select Sector SPDR Fund (i.e., the value of its total assets less total liabilities) by its total number of Shares outstanding. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Select Sector SPDR Fund is calculated by the Custodian and determined each business day at the close of regular trading of the New York Stock Exchange ("NYSE") (ordinarily 4:00 p.m. New York time). The value of the Fund's securities is based on the securities market price. When a market price is not readily available a portfolio security is valued based on fair value as determined in good faith by the Adviser in accordance with procedures adopted by the Board of Trustees.


                  BUYING AND SELLING SELECT SECTOR SPDR FUNDS

     The Select Sector SPDR Fund Shares are listed for secondary trading on the AMEX. If you buy or sell Select Sector SPDR Fund Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Select Sector SPDR Fund Shares will trade on the AMEX at prices that may differ to varying degrees from the daily net asset values of the Shares. Given, however, that Select Sector SPDR Fund Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained for very long.

                   CREATION AND REDEMPTION OF CREATION UNITS

     Except for the purpose of dividend reinvestment, each Select Sector SPDR Fund issues Shares (through the Distributor) and redeems Shares (through the Transfer Agent) only in Creation Units (50,000 Shares per Creation Unit) at their net asset value on a continuous basis. Set forth below is a brief description of the procedures applicable to creation and redemption of Creation Units. For more detailed information, see "CREATION AND RE-

DEMPTION OF CREATION UNITS" in the Statement of Additional Information.

 Creation

     In order to create (i.e., purchase) Creation Units of a Select Sector SPDR Fund, an investor must deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the relevant Select Sector SPDR Fund's Select Sector Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." For those Authorized Participants that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the number of shares of the Deposit Securities is made available by the Custodian through the facilities of the NSCC immediately prior to the opening of business on the AMEX. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities, and includes the Dividend Equivalent Payment. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the Authorized Participant may not be eligible to trade. The Dividend Equivalent Payment is an amount intended to enable a Select Sector SPDR Fund to make a distribution of dividends on the next dividend payment date as if all the portfolio securities of the Fund had been held for the entire dividend period. See the Statement of Additional Information for a description as to the manner in which the Dividend Equivalent Payment is calculated.

     Orders must be placed in proper form by or through either (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC (the "Clearing Process"); or (ii) a DTC Participant, that, in either case, has entered into an agreement with the Trust, the Distributor and the Transfer Agent, with respect to creations and redemptions of Creation Units ("Participant Agreement"). Investors should contact the Distributor for the names of Participating Parties and/or DTC Participants that have signed a Participant Agreement. All standard orders must be placed for one or more whole Creation Units of Shares of a Select Sector SPDR Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m., New York time) ("Closing Time") in order to receive that day's closing net asset value per Share. All custom orders must be placed for one or more whole Creation Units of Shares of a Select Sector SPDR Fund and must be received by the Distributor in proper form no later than 3:00 p.m. New York time in order to receive that day's closing net asset value per Share.

     Orders may be effected through the Clearing Process or outside the Clearing Process. A standard order to create Creation Units through the Clearing Process (through a Participating Party), or outside the Clearing Process (through a DTC Participant), is considered received by the Distributor on the date transmitted if the order is received by the Distributor no later than the Closing Time on such date and all other procedures set forth in the Participant Agreement are followed. A custom order to create Creation Units through the Clearing Process (through a Participating Party), or outside the Clearing Process (through a DTC Participant), is considered received by the Distributor on the date transmitted if the order is received by the Distributor no later than 3:00 p.m. New York time on such date and all other procedures set forth in the Participant Agreement are followed. However, in the case of orders effected outside the Clearing Process, if the Custodian does not receive the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., New York time, respectively, on the next business day immediately following the transmittal date, the order will be canceled. Any order may be rejected under certain limited circumstances which are specified in the Statement of Additional Information.

     A fixed transaction fee of $1,000 is applicable to each creation transaction regardless of the number of Creation Units created in the transaction. An additional charge of up to three (3) times the fixed transaction fee (for a total charge of up to $4,000) may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) and in the limited circumstances specified in the Statement of Additional Information in which any cash can be used in lieu of Deposit Securities to create Creation Units. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. Any such transaction effected must be effected outside the Clearing Process. See "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

     Legal Restrictions on Transactions in Certain Stocks. An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the creation of a Creation Unit may, at the Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the creation of a Creation Unit. See "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information for information on other situations where cash may be substituted for stock(s).

 Redemption

     Shares may be redeemed only in Creation Units at their net asset value and only on a day the NYSE is open for business. The Custodian makes available immediately prior to the opening of business on the AMEX, through the facilities of the NSCC, the list of the names and the number of Shares of each Select Sector SPDR Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units. Unless cash redemptions are available or specified for a particular Select Sector SPDR Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed as next determined after receipt by the Transfer Agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee. Should the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment to the Trust equal to the differential will be required to be arranged for by or on behalf of the redeeming shareholder by the Participating Party or DTC Participant, as the case may be. For more detail, see "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

     Orders to redeem Creation Units of a Select Sector SPDR Fund may only be effected by or through a Participating Party (with respect to redemptions through the Clearing Process) or a DTC Participant (with respect to redemptions outside the Clearing Process). An order to redeem through the Clearing Process is deemed received on the date of transmittal if such order is received by the Transfer Agent prior to the Closing Time, or 3:00 p.m. New York time in the case of custom orders, on the date of transmittal and all other procedures set forth in the Participant Agreement are properly followed. An order to redeem outside the Clearing Process is considered received by the Transfer Agent on the date of transmittal if: (i) such order is received by the Transfer Agent no later than the Closing Time, or 3:00 p.m. in the case of custom orders, on the transmittal date; (ii) such order is accompanied or proceeded by the requisite number of Shares and the cash redemption amount (if applicable) specified in the order, which delivery must be made through DTC to the Custodian no later than 11:00 a.m. and 2:00 p.m., New York time, respectively, on the next business day after the transmittal date; and (iii) all other procedures set forth in the Participant Agreement are followed.

     A fixed transaction fee of $1,000 is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional charge of up to three (3) times the fixed transaction fee (for a total charge of up to $4,000) may be charged with respect to transactions effected outside the Clearing Process and in the limited circumstances specified in the Statement of Additional Information in which any cash may be used in lieu of securities to redeem Creation Units.

     Legal Restrictions on Transactions in Certain Stocks. An investor subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may, at the Fund's discretion, be paid an equivalent amount of cash. See "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information for information on other situations where cash may be substituted for stock(s).

                                 DISTRIBUTIONS

     Dividends and Capital Gains. As a Select Sector SPDR Fund shareholder, you are entitled to your share of the Fund's income and net realized gains on its investments. Each Select Sector SPDR Fund pays out substantially all of its net earnings to its shareholders as "distributions."

     Each Select Sector SPDR Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as "income dividend distributions." Each Select Sector SPDR Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

     Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Select Sector Index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, each Select Sector SPDR Fund intends to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities as if the Select Sector SPDR Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.

     Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which you purchased Shares makes such option available.

                                  TAX MATTERS

     As with any investment, you should consider how your Select Sector SPDR Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Select Sector SPDR Fund.


     Unless your investment in a Select Sector SPDR Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when:


     - The Select Sector SPDR Fund makes distributions,

     - You sell Shares listed on the AMEX, and

     - You create or redeem Creation Units.

     Taxes on Distributions. Each Select Sector SPDR Fund will distribute any net investment income quarterly, and any net realized long-term or short-term capital gains annually. Each Select Sector SPDR Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Select Sector SPDR Fund. Dividends paid out of a Select Sector SPDR Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

     Distributions in excess of a Select Sector SPDR Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Select Sector SPDR Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

     If you are not a citizen of the United States, or if you are a foreign entity or if you are not a permanent resident of the United States, each Select Sector SPDR Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

     Dividends and interest received by each Select Sector SPDR Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     By law, your Select Sector SPDR Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number. The backup withholding rates are currently:

     30% during 2002-2003;
     29% during 2004-2005;
     28% during 2006-2010; and
     31% 2011 and thereafter.

     Taxes on AMEX-Listed Share Sales. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

     Taxes on Creations and Redemptions of Creation Units. A person who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

     Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

     If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

     The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in a Select Sector SPDR Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Select Sector SPDR Fund under all applicable tax laws.

                 ADDITIONAL INFORMATION CONCERNING THE ROLE OF
                        S&P, MERRILL LYNCH AND THE AMEX

     The stocks included in each Select Sector Index are selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated acting as Index Compilation Agent in consultation with S&P from the universe of companies represented by the S&P 500. The composition and weighting of the stocks included in each Select Sector Index will likely differ from the composition and weighting of stocks included in any similar S&P 500 sector index that is published and disseminated by S&P. The AMEX acts as "index calculation agent" in connection with the calculation and dissemination of each Select Sector Index.

     S&P does not sponsor, endorse, sell or promote the Shares. Additionally, Merrill Lynch and the AMEX do not sponsor or promote the Shares.

     Neither S&P, Merrill Lynch nor the AMEX make any representation or warranty, express or implied, to the owners of Shares of the Select Sector SPDR Funds or any member of the public regarding the ability of a Select Sector SPDR Fund to track the performance of the various sectors represented in the stock market. Additionally S&P does not make any representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the advisability of investing in securities generally or in the Shares particularly.

     S&P's only relationship to the Index Compilation Agent is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to Merrill Lynch or any Select Sector SPDR Fund. S&P has no obligation to take the needs of the index compilation agent, the Trust or the owners of Shares of the Select Sector SPDR Funds into consideration in determining, composing or calculating the S&P 500.

     S&P does not guarantee the accuracy and/or completeness of the S&P 500, the Select Sector Indexes or any data included therein. S&P makes no warranty, express or implied, as to results to be obtained by Merrill Lynch, the Trust, owners of the product, or any other person or entity from the use of the S&P 500, the Select Sector Indexes or any data included therein in connection with the rights licensed under the license agreement or for any other use. S&P makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the S&P 500, the Select Sector Indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

     The Select Sector Indexes identified herein are determined, composed and calculated without regard to the shares of any Select Sector SPDR Fund or the issuer thereof. Merrill Lynch and the AMEX are not responsible for, nor have they participated in, the determination of the timing of, prices of, or quantities of the shares of any Select Sector SPDR Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable.


     Although Merrill Lynch seeks to obtain and provide information to the AMEX from sources which it considers reliable, Merrill Lynch and the AMEX do not guarantee the accuracy and/or the completeness of any Select Sector Index or any data included therein. Merrill Lynch and the AMEX make no warranty, express or implied, as to results to be obtained by the Trust as licensee, licensee's customers and counterparties, owners of the shares, or any other person or entity from the use of the Select Sector Indexes or any data included therein in connection with the rights licensed as described herein or for any other use. Merrill Lynch and the AMEX make no express or implied warranties, and each hereby expressly disclaim all warranties of merchantability or fitness for a particular purpose with respect to the Select Sector Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Merrill Lynch or the AMEX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.


                              GENERAL INFORMATION

     The Trust was organized as a Massachusetts business trust on June 10, 1998. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Statement of Additional Information for more information concerning the Trust's form of organization.


     For purposes of the 1940 Act, Shares of the Select Sector SPDR Funds are issued by the respective Funds and the acquisition of Shares by investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act.


     From time to time, the Select Sector SPDR Funds may advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a Select Sector SPDR Fund. For a more detailed description of how each Select Sector SPDR Fund computes its performance figures and how these numbers may be used in advertisements, please consult the Statement of Additional Information.

     Mayer, Brown, Rowe & Maw, 1675 Broadway, New York, New York 10019, serve as counsel to the Trust, including each Select Sector SPDR Fund.
PricewaterhouseCoopers LLP, 160 Federal St., Boston, Massachusetts 02110, serves as independent accountants and will audit each Fund's financial statements annually.

THE SELECT SECTOR SPDR TRUST FINANCIAL HIGHLIGHTS

          For a Select Sector SPDR outstanding throughout each period

     The financial highlights table is intended to help you understand each Fund's financial performance. Certain information reflects the performance results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial highlights and financial statements, are included in the 2002 Annual Report to Shareholders of each of the Funds, which is available upon request.


                                                 THE CONSUMER DISCRETIONARY
                                                   SELECT SECTOR SPDR FUND
                                -------------------------------------------------------------
                                 YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                    2002            2001            2000           1999(2)
                                -------------   -------------   -------------   -------------
Net asset value, beginning of
  period......................    $  23.08        $  24.89         $ 26.17         $ 24.51
                                  --------        --------         -------         -------
Net investment income
  (loss)......................        0.14            0.23            0.22            0.09
Net realized and unrealized
  gain (loss)(3)..............       (0.36)          (1.80)          (1.29)           1.66
                                  --------        --------         -------         -------
Total from investment
  operations..................       (0.22)          (1.57)          (1.07)           1.75
                                  --------        --------         -------         -------
Undistributed net investment
  income included in price of
  units issued and redeemed,
  net.........................        0.03              --              --            0.01
                                  --------        --------         -------         -------
Distributions to shareholders
  from:
Net investment income.........       (0.16)          (0.24)          (0.21)          (0.10)
Net realized gains............          --              --              --              --
                                  --------        --------         -------         -------
Total distributions to
  shareholders................       (0.16)          (0.24)          (0.21)          (0.10)
                                  --------        --------         -------         -------
Net asset value, end of
  period......................    $  22.73        $  23.08         $ 24.89         $ 26.17
                                  --------        --------         -------         -------
Total return(4)...............       (0.93)%         (6.46)%         (4.12)%          7.17%
Ratios and supplemental data:
Net assets, end of period (in
  000's)......................    $113,635        $106,175         $89,615         $35,324
Ratio of expenses to average
  net assets..................        0.27%           0.27%           0.43%           0.58%(5)
Ratio of expenses to average
  net assets before waivers...        0.31%           0.32%           0.51%           0.58%(5)
Ratio of net investment income
  (loss) to average net
  assets......................        0.57%           0.89%           0.80%           0.49%(5)
Portfolio turnover rate(6)....       42.34%           4.71%          16.28%           9.56%



See accompanying notes to Financial Highlights on Page 45.

                          THE SELECT SECTOR SPDR TRUST
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                    THE CONSUMER STAPLES
                                                   SELECT SECTOR SPDR FUND
                                -------------------------------------------------------------
                                 YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                    2002            2001            2000           1999(2)
                                -------------   -------------   -------------   -------------
Net asset value, beginning of
  period......................    $  25.10        $  25.02        $  22.63         $ 26.06
                                  --------        --------        --------         -------
Net investment income
  (loss)......................        0.43            0.27            0.30            0.20
Net realized and unrealized
  gain (loss)(3)..............       (5.29)           0.09            2.39           (3.44)
                                  --------        --------        --------         -------
Total from investment
  operations..................       (4.86)           0.36            2.69           (3.24)
                                  --------        --------        --------         -------
Undistributed net investment
  income included in price of
  units issued and redeemed,
  net.........................       (0.04)           0.03           (0.02)           0.01
                                  --------        --------        --------         -------
Distributions to shareholders
  from:
Net investment income.........       (0.37)          (0.31)          (0.28)          (0.20)
In excess of net investment
  income......................          --              --              --              --
Net realized gains............          --              --              --              --
In excess of net realized
  gains.......................          --              --              --              --
                                  --------        --------        --------         -------
Total distributions to
  shareholders................       (0.37)          (0.31)          (0.28)          (0.20)
                                  --------        --------        --------         -------
Net asset value, end of
  period......................    $  19.83        $  25.10        $  25.02         $ 22.63
                                  --------        --------        --------         -------
Total return(4)...............      (19.68)%          1.53%          11.92%         (12.45)%
Ratios and supplemental data:
Net assets, end of period (in
  000's)......................    $205,270        $368,956        $156,394         $17,651
Ratio of expenses to average
  net assets..................        0.28%           0.28%           0.42%           0.57%(5)
Ratio of expenses to average
  net assets before waivers...        0.32%           0.33%           0.50%           0.57%(5)
Ratio of net investment income
  (loss) to average net
  assets......................        1.48%           1.21%           1.20%           1.10%(5)
Portfolio turnover rate(6)....       59.68%           6.42%           9.77%           2.91%



See accompanying notes to Financial Highlights on Page 45.

                          THE SELECT SECTOR SPDR TRUST
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                       THE ENERGY
                                                 SELECT SECTOR SPDR FUND
                              -------------------------------------------------------------
                               YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                              SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                  2002            2001            2000           1999(2)
                              -------------   -------------   -------------   -------------
Net asset value, beginning
  of period.................    $  25.90        $  32.81        $  27.46        $  23.59
                                --------        --------        --------        --------
Net investment income
  (loss)....................        0.43            0.45            0.55            0.29
Net realized and unrealized
  gain (loss) (3)...........       (4.73)          (6.90)           5.28            3.88
                                --------        --------        --------        --------
Total from investment
  operations................       (4.30)          (6.45)           5.83            4.17
                                --------        --------        --------        --------
Undistributed net investment
  income included in price
  of units issued and
  redeemed, net.............        0.01            0.02           (0.01)           0.07
                                --------        --------        --------        --------
Distributions to
  shareholders from:
Net investment income.......       (0.47)          (0.48)          (0.47)          (0.37)
Net realized gains..........          --              --              --              --
                                --------        --------        --------        --------
Total distributions to
  shareholders..............       (0.47)          (0.48)          (0.47)          (0.37)
                                --------        --------        --------        --------
Net asset value, end of
  period....................    $  21.14        $  25.90        $  32.81        $  27.46
                                --------        --------        --------        --------
Total return(4).............      (16.72)%        (19.81)%         21.38%          17.91%
Ratios and supplemental
  data:
Net assets, end of period
  (in 000's)................    $239,941        $244,739        $291,975        $149,636
Ratio of expenses to average
  net assets................        0.27%           0.28%           0.41%           0.56%(5)
Ratio of expenses to average
  net assets before
  waivers...................        0.31%           0.33%           0.50%           0.56%(5)
Ratio of net investment
  income (loss) to average
  net assets................        1.82%           1.56%           1.71%           1.73%(5)
Portfolio turnover
  rate(6)...................       38.55%          17.36%          30.76%          20.15%



See accompanying notes to financial highlights on page 45.

                          THE SELECT SECTOR SPDR TRUST
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                      THE FINANCIAL
                                                 SELECT SECTOR SPDR FUND
                              -------------------------------------------------------------
                               YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                              SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                  2002            2001            2000           1999(2)
                              -------------   -------------   -------------   -------------
Net asset value, beginning
  of period.................    $  24.70        $  28.96        $  22.04        $  22.02
                                --------        --------        --------        --------
Net investment income
  (loss)....................        0.49            0.41            0.35            0.21
Net realized and unrealized
  gain (loss) (3)...........       (4.03)          (4.27)           6.91            0.02
                                --------        --------        --------        --------
Total from investment
  operations................       (3.54)          (3.86)           7.26            0.23
                                --------        --------        --------        --------
Undistributed net investment
  income included in price
  of units issued and
  redeemed, net.............       (0.07)          (0.01)             --            0.01
                                --------        --------        --------        --------
Distributions to
  shareholders from:
Net investment income.......       (0.43)          (0.39)          (0.34)          (0.22)
Net realized gains..........          --              --              --              --
                                --------        --------        --------        --------
Total distributions to
  shareholders..............       (0.43)          (0.39)          (0.34)          (0.22)
                                --------        --------        --------        --------
Net asset value, end of
  period....................    $  20.66        $  24.70        $  28.96        $  22.04
                                --------        --------        --------        --------
Total return(4).............      (14.87)%        (13.50)%         33.24%           0.97%
Ratios and supplemental
  data:
Net assets, end of period
  (in 000's)................    $400,857        $612,568        $430,141        $123,409
Ratio of expenses to average
  net assets................        0.27%           0.27%           0.44%           0.57%(5)
Ratio of expenses to average
  net assets before
  waivers...................        0.31%           0.32%           0.54%           0.57%(5)
Ratio of net investment
  income (loss) to average
  net assets................        1.70%           1.43%           1.45%           1.14%(5)
Portfolio turnover
  rate(6)...................       10.58%           8.77%           7.02%           5.71%



See accompanying notes to financial highlights on page 45.

                          THE SELECT SECTOR SPDR TRUST
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                  THE HEALTH CARE
                                              SELECT SECTOR SPDR FUND
                           -------------------------------------------------------------
                            YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                           SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                               2002            2001            2000           1999(2)
                           -------------   -------------   -------------   -------------
Net asset value,
  beginning of period....    $  23.55        $  29.06         $ 26.85         $ 23.97
                             --------        --------         -------         -------
Net investment income
  (loss).................        0.14            0.07            0.03           (0.02)
Net realized and
  unrealized gain (loss)
  (3)....................        1.82           (5.49)           2.37            2.90
                             --------        --------         -------         -------
Total from investment
  operations.............        1.96           (5.42)           2.40            2.88
                             --------        --------         -------         -------
Undistributed net
  investment income
  included in price of
  units issued and
  redeemed, net..........          --              --           (0.01)             --
                             --------        --------         -------         -------
Distributions to
  shareholders from:
Net investment income....       (0.15)          (0.08)             --              --
Net realized gains.......          --           (0.01)          (0.18)             --
                             --------        --------         -------         -------
Total distributions to
  shareholders...........       (0.15)          (0.09)          (0.18)             --
                             --------        --------         -------         -------
Net asset value, end of
  period.................    $  25.36        $  23.55         $ 29.06         $ 26.85
                             --------        --------         -------         -------
Total return(4)..........        8.27%         (18.71)%          8.84%          12.03%
Ratios and supplemental
  data:
Net assets, end of period
  (in 000's).............    $110,337        $114,228         $79,911         $60,420
Ratio of expenses to
  average net assets.....        0.28%           0.28%           0.42%           0.57%(5)
Ratio of expenses to
  average net assets
  before waivers.........        0.32%           0.33%           0.51%           0.57%(5)
Ratio of net investment
  income (loss) to
  average net assets.....        0.49%           0.26%           0.10%          (0.11)%(5)
Portfolio turnover
  rate(6)................      102.64%          27.99%          21.88%          14.56%



See accompanying notes to Financial Highlights on page 45.

                          THE SELECT SECTOR SPDR TRUST
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                  THE INDUSTRIAL
                                              SELECT SECTOR SPDR FUND
                           -------------------------------------------------------------
                            YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                           SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                               2002            2001            2000           1999(2)
                           -------------   -------------   -------------   -------------
Net asset value,
  beginning of period....     $ 23.60        $  30.30         $ 28.68         $ 22.66
                              -------        --------         -------         -------
Net investment income
  (loss).................        0.39            0.30            0.35            0.21
Net realized and
  unrealized gain
  (loss)(3)..............       (4.11)          (6.66)           1.70            6.00
                              -------        --------         -------         -------
Total from investment
  operations.............       (3.72)          (6.36)           2.05            6.21
                              -------        --------         -------         -------
Undistributed net
  investment income
  included in price of
  units issued and
  redeemed, net..........       (0.06)           0.02           (0.04)             --
                              -------        --------         -------         -------
Distributions to
  shareholders from:
Net investment income....       (0.32)          (0.36)          (0.31)          (0.19)
Net realized gains.......          --              --           (0.08)             --
                              -------        --------         -------         -------
Total distributions to
  shareholders...........       (0.32)          (0.36)          (0.39)          (0.19)
                              -------        --------         -------         -------
Net asset value, end of
  period.................     $ 19.50        $  23.60         $ 30.30         $ 28.68
                              -------        --------         -------         -------
Total return(4)..........      (16.24)%        (21.10)%          7.10%          27.40%
Ratios and supplemental
  data:
Net assets, end of period
  (in 000's).............     $86,781        $ 67,265         $49,989         $65,963
Ratio of expenses to
  average net assets.....        0.28%           0.28%           0.44%           0.57%(5)
Ratio of expenses to
  average net assets
  before waivers.........        0.31%           0.33%           0.51%           0.57%(5)
Ratio of net investment
  income (loss) to
  average net assets.....        1.26%           1.25%           1.10%           0.94%(5)
Portfolio turnover
  rate(6)................       57.63%           7.14%          42.37%          12.42%



See accompanying notes to Financial Highlights on page 45.

                          THE SELECT SECTOR SPDR TRUST
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                   THE MATERIALS
                                              SELECT SECTOR SPDR FUND
                           -------------------------------------------------------------
                            YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                           SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                               2002            2001            2000           1999(2)
                           -------------   -------------   -------------   -------------
Net asset value,
  beginning of period....    $  19.33         $ 18.03         $ 23.74         $ 20.72
                             --------         -------         -------         -------
Net investment income
  (loss).................        0.43            0.36            0.45            0.24
Net realized and
  unrealized gain
  (loss)(3)..............       (1.60)           1.86           (5.66)           3.01
                             --------         -------         -------         -------
Total from investment
  operations.............       (1.17)           2.22           (5.21)           3.25
                             --------         -------         -------         -------
Undistributed net
  investment income
  included in price of
  units issued and
  redeemed, net..........        0.02            0.02           (0.07)             --
                             --------         -------         -------         -------
Distributions to
  shareholders from:
Net investment income....       (0.44)          (0.43)          (0.37)          (0.23)
Net realized gains.......          --           (0.51)          (0.06)             --
                             --------         -------         -------         -------
Total distributions to
  shareholders...........       (0.44)          (0.94)          (0.43)          (0.23)
                             --------         -------         -------         -------
Net asset value, end of
  period.................    $  17.74         $ 19.33         $ 18.03         $ 23.74
                             --------         -------         -------         -------
Total return(4)..........       (6.27)%         12.08%         (22.48)%         15.59%
Ratios and supplemental
  data:
Net assets, end of period
  (in 000's).............    $159,645         $99,541         $56,785         $81,887
Ratio of expenses to
  average net assets.....        0.28%           0.27%           0.43%           0.56%(5)
Ratio of expenses to
  average net assets
  before waivers.........        0.31%           0.32%           0.51%           0.56%(5)
Ratio of net investment
  income (loss) to
  average net assets.....        1.96%           2.12%           1.73%           1.44%(5)
Portfolio turnover
  rate(6)................       27.79%           5.59%          19.18%           9.70%



See accompanying notes to Financial Highlights on Page 45.

                          THE SELECT SECTOR SPDR TRUST
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                  THE TECHNOLOGY
                                              SELECT SECTOR SPDR FUND
                           -------------------------------------------------------------
                            YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                           SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                              2002(1)         2001(1)          2000           1999(2)
                           -------------   -------------   -------------   -------------
Net asset value,
  beginning of period....    $  19.18        $  46.44       $    41.22       $  30.09
                             --------        --------       ----------       --------
Net investment income
  (loss).................        0.02           (0.01)           (0.08)         (0.04)
Net realized and
  unrealized gain
  (loss)(3)..............       (7.34)         (27.18)            5.31          11.18
                             --------        --------       ----------       --------
Total from investment
  operations.............       (7.32)         (27.19)            5.23          11.14
                             --------        --------       ----------       --------
Undistributed net
  investment income
  included in price of
  units issued and
  redeemed, net..........       (0.02)          (0.07)           (0.01)         (0.01)
                             --------        --------       ----------       --------
Distributions to
  shareholders from:
Net investment income....          --              --               --             --
Net realized gains.......          --              --               --             --
                             --------        --------       ----------       --------
Total distributions to
  shareholders...........          --              --               --             --
                             --------        --------       ----------       --------
Net asset value, end of
  period.................    $  11.84        $  19.18       $    46.44       $  41.22
                             --------        --------       ----------       --------
Total return(4)..........      (38.28)%        (58.71)%          12.67%         37.00%
Ratios and supplemental
  data:
Net assets, end of period
  (in 000's).............    $632,588        $897,427       $1,042,665       $731,719
Ratio of expenses to
  average net assets.....        0.27%           0.28%            0.42%          0.56%(5)
Ratio of expenses to
  average net assets
  before waivers.........        0.30%           0.33%            0.50%          0.56%(5)
Ratio of net investment
  income (loss) to
  average net assets.....        0.12%          (0.05)%          (0.16)%        (0.15)%(5)
Portfolio turnover
  rate(6)................       17.92%          10.85%           24.34%         21.23%



See accompanying notes to Financial Highlights on Page 45.

                          THE SELECT SECTOR SPDR TRUST
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                         THE UTILITIES
                                                    SELECT SECTOR SPDR FUND
                                 -------------------------------------------------------------
                                  YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                 SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                     2002            2001            2000           1999(2)
                                 -------------   -------------   -------------   -------------
Net asset value, beginning of
  period.......................    $  29.35        $  32.24        $  29.52         $ 29.06
                                   --------        --------        --------         -------
Net investment income (loss)...        0.89            0.70            1.06            0.56
Net realized and unrealized
  gain (loss)(3)...............      (10.82)          (2.48)           2.86            0.45
                                   --------        --------        --------         -------
Total from investment
  operations...................       (9.93)          (1.78)           3.92            1.01
                                   --------        --------        --------         -------
Undistributed net investment
  income included in price of
  units issued and redeemed,
  net..........................        0.06            0.04           (0.17)           0.05
                                   --------        --------        --------         -------
Distributions to shareholders
  from:
Net investment income..........       (0.91)          (0.90)          (0.85)          (0.60)
Net realized gains.............          --           (0.25)          (0.18)             --
                                   --------        --------        --------         -------
Total distributions to
  shareholders.................       (0.91)          (1.15)          (1.03)          (0.60)
                                   --------        --------        --------         -------
Net asset value, end of
  period.......................    $  18.57        $  29.35        $  32.24         $ 29.52
                                   --------        --------        --------         -------
Total return(4)................      (34.15)%         (5.53)%         13.21%           3.66%
Ratios and supplemental data:
Net assets, end of period (in
  000's).......................    $139,244        $110,068        $108,011         $81,168
Ratio of expenses to average
  net assets...................        0.27%           0.29%           0.40%           0.57%(5)
Ratio of expenses to average
  net assets before waivers....        0.30%           0.34%           0.50%           0.57%(5)
Ratio of net investment income
  (loss) to average net
  assets.......................        3.60%           2.87%           3.45%           2.62%(5)
Portfolio turnover rate(6).....       56.89%          11.79%          44.57%          38.86%


---------------

(1) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.



(2) Commencement of investment operations was on December 16, 1998.



(3) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.



(4) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized. Broker commission charges are not included in the calculation.



(5) Annualized.



(6) Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions on Select Sector SPDRs.

                  ADDITIONAL INFORMATION CONCERNING THE FUNDS

     The following charts are provided to: (i) show the frequency at which the closing price (last trade) for each of the Funds was at a discount or premium to the daily net asset value (NAV); and (ii) compare each Fund's total return at NAV with the total return based on market price and its benchmark index.

     The discount or premium is the percentage difference between the NAV and the closing price of a Fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. Because a Fund's last trade may occur on a different date or at some time prior to 4:00 p.m. New York time (when the Funds normally calculate their NAV), a Fund's closing price may differ from the NAV of the Fund.

        THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND (FORMERLY THE
                CYCLICAL/TRANSPORTATION SELECT SECTOR SPDR FUND)


                                  FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                               CLOSING PRICE VS. NAV
                                              AS OF DECEMBER 31, 2002
                               ------------------------------------------------------
                               CLOSING PRICE ABOVE NAV      CLOSING PRICE BELOW NAV
                                      (PREMIUM)                   (DISCOUNT)
                               ------------------------------------------------------
                               >0.50%   >1.00%   >2.00%   <-0.50%   <-1.00%   <-2.00%
                               ------   ------   ------   -------   -------   -------
Quarter Ending: 12/31/02.....    1        0        0         3         0         0
  64 Trading Days
Quarter Ending: 09/30/02.....    2        0        0         2         0         0
  59 Trading Days
Quarter Ending: 06/30/02.....    0        0        0         0         0         0
  63 Trading Days
Quarter Ending: 03/31/02.....    0        0        0         2         0         0
  62 Trading Days



                             CUMULATIVE TOTAL RETURN             AVERAGE ANNUAL TOTAL RETURN
                       -----------------------------------   -----------------------------------
                                               CONSUMER                              CONSUMER
                                             DISCRETIONARY                         DISCRETIONARY
                       NET ASSET   MARKET       SELECT       NET ASSET   MARKET       SELECT
                         VALUE      VALUE    SECTOR INDEX      VALUE      VALUE    SECTOR INDEX
                       ---------   -------   -------------   ---------   -------   -------------
One Year ended
  12/31/02...........   -18.94%    -18.64%      -18.76%       -18.94%    -18.64%      -18.76%
Since Trading
  Commenced(1).......    -5.97%     -6.61%       -4.74%        -1.52%     -1.68%       -1.20%


---------------
(1) Trading on the AMEX commenced December 22, 1998

                  THE CONSUMER STAPLES SELECT SECTOR SPDR FUND


                                  FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                               CLOSING PRICE VS. NAV
                                              AS OF DECEMBER 31, 2002
                               ------------------------------------------------------
                               CLOSING PRICE ABOVE NAV      CLOSING PRICE BELOW NAV
                                      (PREMIUM)                   (DISCOUNT)
                               ------------------------   ---------------------------
                               >0.50%   >1.00%   >2.00%   <-0.50%   <-1.00%   <-2.00%
                               ------   ------   ------   -------   -------   -------
Quarter Ending: 12/31/02.....    2        0        0         0         0         0
  64 Trading Days
Quarter Ending: 09/30/02.....    1        0        0         3         0         0
  59 Trading Days
Quarter Ending: 06/30/02.....    0        0        0         0         0         0
  63 Trading Days
Quarter Ending: 03/31/02.....    1        0        0         3         0         0
  62 Trading Days



                            CUMULATIVE TOTAL RETURN             AVERAGE ANNUAL TOTAL RETURN
                       ----------------------------------   -----------------------------------
                                               CONSUMER                             CONSUMER
                                               STAPLES                               STAPLES
                       NET ASSET   MARKET       SELECT      NET ASSET   MARKET       SELECT
                         VALUE      VALUE    SECTOR INDEX     VALUE      VALUE    SECTOR INDEX
                       ---------   -------   ------------   ---------   -------   -------------
One Year ended
  12/31/02...........   -19.96%    -20.07%     -19.80%       -19.96%    -20.07%      -19.80%
Since Trading
  Commenced(1).......   -20.39%    -20.61%     -19.64%        -5.51%     -5.57%       -5.29%


---------------
(1) Trading on the AMEX commenced December 22, 1998

                       THE ENERGY SELECT SECTOR SPDR FUND


                                      FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                                   CLOSING PRICE VS. NAV
                                                  AS OF DECEMBER 31, 2002
                                ------------------------------------------------------------
                                CLOSING PRICE ABOVE NAV         CLOSING PRICE BELOW NAV
                                       (PREMIUM)                      (DISCOUNT)
                                ------------------------   ---------------------------------
                                >0.50%   >1.00%   >2.00%    <-0.50%     <-1.00%     <-2.00%
                                ------   ------   ------   ---------   ---------   ---------
Quarter Ending: 12/31/02......    1        0        0          0           0           0
  64 Trading Days
Quarter Ending: 09/30/02......    1        0        0          0           0           0
  59 Trading Days
Quarter Ending: 06/30/02......    0        0        0          0           0           0
  63 Trading Days
Quarter Ending: 03/31/02......    0        0        0          0           0           0
  62 Trading Days



                               CUMULATIVE TOTAL RETURN           AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------------   ---------------------------------
                                                  ENERGY                              ENERGY
                          NET ASSET   MARKET      SELECT      NET ASSET   MARKET      SELECT
                            VALUE     VALUE    SECTOR INDEX     VALUE     VALUE    SECTOR INDEX
                          ---------   ------   ------------   ---------   ------   ------------
One Year ended
  12/31/02..............   -14.71%    -14.61%     -14.52%      -14.71%    -14.61%     -14.52%
Since Trading
  Commenced(1)..........     2.98%      2.92%       4.22%        0.73%      0.72%       1.03%


---------------
(1) Trading on the AMEX commenced December 22, 1998

                     THE FINANCIAL SELECT SECTOR SPDR FUND


                                      FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                                   CLOSING PRICE VS. NAV
                                                  AS OF DECEMBER 31, 2002
                                ------------------------------------------------------------
                                CLOSING PRICE ABOVE NAV         CLOSING PRICE BELOW NAV
                                       (PREMIUM)                      (DISCOUNT)
                                ------------------------   ---------------------------------
                                >0.50%   >1.00%   >2.00%    <-0.50%     <-1.00%     <-2.00%
                                ------   ------   ------   ---------   ---------   ---------
Quarter Ending: 12/31/02......    0        0        0          0           0           0
  64 Trading Days
Quarter Ending: 09/30/02......    0        0        0          0           0           0
  59 Trading Days
Quarter Ending: 06/30/02......    0        0        0          0           0           0
  63 Trading Days
Quarter Ending: 03/31/02......    1        0        0          1           0           0
  62 Trading Days



                               CUMULATIVE TOTAL RETURN           AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------------   ---------------------------------
                                                FINANCIAL                           FINANCIAL
                          NET ASSET   MARKET      SELECT      NET ASSET   MARKET      SELECT
                            VALUE     VALUE    SECTOR INDEX     VALUE     VALUE    SECTOR INDEX
                          ---------   ------   ------------   ---------   ------   ------------
One Year ended
  12/31/02..............   -14.85%    -14.73%     -14.66%      -14.85     -14.73%     -14.66%
Since Trading
  Commenced(1)..........     0.85%      0.20%       1.73%        0.21%      0.05%       0.43%


---------------
(1) Trading on the AMEX commenced December 22, 1998

 THE HEALTH CARE SELECT SECTOR SPDR FUND (FORMERLY THE CONSUMER SERVICES SELECT
                               SECTOR SPDR FUND)


                                  FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                               CLOSING PRICE VS. NAV
                                              AS OF DECEMBER 31, 2002
                               ------------------------------------------------------
                               CLOSING PRICE ABOVE NAV      CLOSING PRICE BELOW NAV
                                      (PREMIUM)                   (DISCOUNT)
                               ------------------------   ---------------------------
                               >0.50%   >1.00%   >2.00%   <-0.50%   <-1.00%   <-2.00%
                               ------   ------   ------   -------   -------   -------
Quarter Ending: 12/31/02.....    0        0        0         0         0         0
  64 Trading Days
Quarter Ending: 09/30/02.....    1        1        0         0         0         0
  59 Trading Days
Quarter Ending: 06/30/02.....    1        0        0         0         0         0
  63 Trading Days
Quarter Ending: 03/31/02.....    1        0        0         3         0         0
  62 Trading Days



                             CUMULATIVE TOTAL RETURN             AVERAGE ANNUAL TOTAL RETURN
                       -----------------------------------   ------------------------------------
                                              HEALTH CARE                            HEALTH CARE
                       NET ASSET    MARKET       SELECT      NET ASSET    MARKET       SELECT
                         VALUE      VALUE     SECTOR INDEX     VALUE      VALUE     SECTOR INDEX
                       ---------   --------   ------------   ---------   --------   -------------
One Year ended
  12/31/02...........   -1.69%      -0.76%       -1.43%       -1.69%      -0.76%       -1.43%
Since Trading
  Commenced(1).......    8.01%       8.39%        9.29%        1.93%       2.02%        2.23%


---------------
(1) Trading on the AMEX commenced December 22, 1998

                     THE INDUSTRIAL SELECT SECTOR SPDR FUND


                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                              CLOSING PRICE VS. NAV
                                             AS OF DECEMBER 31, 2002
                              ------------------------------------------------------
                              CLOSING PRICE ABOVE NAV      CLOSING PRICE BELOW NAV
                                     (PREMIUM)                   (DISCOUNT)
                              ------------------------   ---------------------------
                              >0.50%   >1.00%   >2.00%   <-0.50%   <-1.00%   <-2.00%
                              ------   ------   ------   -------   -------   -------
Quarter Ending: 12/31/02....    2        0        0         0         0         0
  64 Trading Days
Quarter Ending: 09/30/02....    2        0        0         5         0         0
  59 Trading Days
Quarter Ending: 06/30/02....    0        0        0         1         0         0
  63 Trading Days
Quarter Ending: 03/31/02....    4        0        0         5         0         0
  62 Trading Days



                              CUMULATIVE TOTAL RETURN           AVERAGE ANNUAL TOTAL RETURN
                         ---------------------------------   ---------------------------------
                                               INDUSTRIAL                          INDUSTRIAL
                         NET ASSET   MARKET      SELECT      NET ASSET   MARKET      SELECT
                           VALUE     VALUE    SECTOR INDEX     VALUE     VALUE    SECTOR INDEX
                         ---------   ------   ------------   ---------   ------   ------------
One Year ended
  12/31/02.............   -24.74%    -24.54%     -24.52%      -24.74     -24.54%     -24.52%
Since Trading
  Commenced(1).........    -7.08%     -6.82%      -5.89%       -1.81%     -1.74%      -1.50%


---------------
(1) Trading on the AMEX commenced December 22, 1998

  THE MATERIALS SELECT SECTOR SPDR FUND (FORMERLY THE BASIC INDUSTRIES SELECT
                               SECTOR SPDR FUND)


                                  FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                               CLOSING PRICE VS. NAV
                                              AS OF DECEMBER 31, 2002
                               ------------------------------------------------------
                               CLOSING PRICE ABOVE NAV      CLOSING PRICE BELOW NAV
                                      (PREMIUM)                   (DISCOUNT)
                               ------------------------   ---------------------------
                               >0.50%   >1.00%   >2.00%   <-0.50%   <-1.00%   <-2.00%
                               ------   ------   ------   -------   -------   -------
Quarter Ending: 12/31/02.....    2        0        0         0         0         0
  64 Trading Days
Quarter Ending: 09/30/02.....    0        0        0         1         0         0
  59 Trading Days
Quarter Ending: 06/30/02.....    0        0        0         1         0         0
  63 Trading Days
Quarter Ending: 03/31/02.....    1        0        0         1         0         0
  62 Trading Days



                             CUMULATIVE TOTAL RETURN           AVERAGE ANNUAL TOTAL RETURN
                        ---------------------------------   ----------------------------------
                                              MATERIALS                            MATERIALS
                        NET ASSET   MARKET      SELECT      NET ASSET   MARKET   SELECT SECTOR
                          VALUE     VALUE    SECTOR INDEX     VALUE     VALUE        INDEX
                        ---------   ------   ------------   ---------   ------   -------------
One Year ended
  12/31/02............   -5.73%     -5.27%      -5.55%       -5.73%     -5.27%      -5.55%
Since Trading
  Commenced(1)........    5.58%      5.48%       7.11%        1.36%      1.33%       1.72%


---------------
(1) Trading on the AMEX commenced December 22, 1998

                     THE TECHNOLOGY SELECT SECTOR SPDR FUND


                                  FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                               CLOSING PRICE VS. NAV
                                              AS OF DECEMBER 31, 2002
                               ------------------------------------------------------
                               CLOSING PRICE ABOVE NAV      CLOSING PRICE BELOW NAV
                                      (PREMIUM)                   (DISCOUNT)
                               ------------------------   ---------------------------
                               >0.50%   >1.00%   >2.00%   <-0.50%   <-1.00%   <-2.00%
                               ------   ------   ------   -------   -------   -------
Quarter Ending: 12/31/02.....    0        0        0         0         0         0
  64 Trading Days
Quarter Ending: 09/30/02.....    0        0        0         1         0         0
  59 Trading Days
Quarter Ending: 06/30/02.....    0        0        0         0         0         0
  63 Trading Days
Quarter Ending: 03/31/02.....    0        0        0         1         0         0
  62 Trading Days



                            CUMULATIVE TOTAL RETURN             AVERAGE ANNUAL TOTAL RETURN
                       ----------------------------------   -----------------------------------
                                              TECHNOLOGY                           TECHNOLOGY
                       NET ASSET   MARKET       SELECT      NET ASSET   MARKET    SELECT SECTOR
                         VALUE      VALUE    SECTOR INDEX     VALUE      VALUE        INDEX
                       ---------   -------   ------------   ---------   -------   -------------
One Year ended
  12/31/02...........   -38.41%    -38.16%     -38.26%       -38.41%    -38.16%      -38.26%
Since Trading
  Commenced(1).......   -53.58%    -53.69%     -53.16%       -17.36%    -17.41%      -17.18%


---------------

(1) Trading on the AMEX commenced December 22, 1998

                     THE UTILITIES SELECT SECTOR SPDR FUND


                                  FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                               CLOSING PRICE VS. NAV
                                              AS OF DECEMBER 31, 2002
                               ------------------------------------------------------
                               CLOSING PRICE ABOVE NAV      CLOSING PRICE BELOW NAV
                                      (PREMIUM)                   (DISCOUNT)
                               ------------------------   ---------------------------
                               >0.50%   >1.00%   >2.00%   <-0.50%   <-1.00%   <-2.00%
                               ------   ------   ------   -------   -------   -------
Quarter Ending: 12/31/02.....    4        0        0         2         0         0
  64 Trading Days
Quarter Ending: 09/30/02.....    2        0        0         3         0         0
  59 Trading Days
Quarter Ending: 06/30/02.....    0        0        0         1         0         0
  63 Trading Days
Quarter Ending: 03/31/02.....    2        0        0         0         0         0
  62 Trading Days



                                CUMULATIVE TOTAL RETURN             AVERAGE ANNUAL TOTAL RETURN
                          -----------------------------------   -----------------------------------
                                                  UTILITIES                             UTILITIES
                          NET ASSET    MARKET       SELECT      NET ASSET    MARKET       SELECT
                            VALUE      VALUE     SECTOR INDEX     VALUE      VALUE     SECTOR INDEX
                          ---------   --------   ------------   ---------   --------   ------------
One Year ended
  12/31/02..............   -28.13%     -28.59%      -27.92%      -28.13%     -28.59%      -27.92%
Since Trading
  Commenced(1)..........   -25.21%     -25.82%      -24.97%       -6.96%      -7.15%       -6.89%


---------------
(1) Trading on the AMEX commenced December 22, 1998

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

     This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to each Select Sector SPDR Fund's Shares. A Statement of Additional Information (dated January 28,
2003) and the annual and semi-annual reports to shareholders, each of which has been filed with the SEC, provide more information about each Select Sector SPDR Fund. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance over the past year. The Statement of Additional Information and the financial statements included in the Trust's most recent annual reports to shareholders are incorporated herein by reference (i.e., are legally part of this Prospectus). These materials may be obtained without charge by writing to the Distributor, ALPS Distributors, Inc., at 1625 Broadway, Suite 2200, Denver, CO 80202, or by calling the following number:


                      Investor Information: (800) 843-2639

     The Registration Statement, including this Prospectus, the Statement of Additional Information, and the exhibits as well as the reports may be reviewed and copied at the SEC's Public Reference Room (450 Fifth Street, N.W., Washington D.C. 20549) or on the EDGAR Database on the SEC's Web site (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. These documents and other information concerning the Trust also may be inspected at the offices of the AMEX (86 Trinity Place, New York, New York 10006). You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.


     Shareholder inquiries may be directed to the Select Sector SPDR Funds in writing to ALPS Distributors, Inc. at 1625 Broadway, Suite 2200, Denver, CO 80202.


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF A SELECT SECTOR SPDR FUND'S SHARES, AND, IF GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ANY SELECT SECTOR SPDR FUND. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE OF SHARES SHALL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE AFTER THE DATE OF THIS PROSPECTUS.

     DEALERS EFFECTING TRANSACTIONS IN A SELECT SECTOR SPDR FUND'S SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.

                                   811-08837

                         THE SELECT SECTOR SPDR(R) TRUST

               THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND
         (FORMERLY THE CYCLICAL/TRANSPORTATION SELECT SECTOR SPDR FUND)
                  THE CONSUMER STAPLES SELECT SECTOR SPDR FUND
                       THE ENERGY SELECT SECTOR SPDR FUND
                      THE FINANCIAL SELECT SECTOR SPDR FUND
                     THE HEALTH CARE SELECT SECTOR SPDR FUND
            (FORMERLY THE CONSUMER SERVICES SELECT SECTOR SPDR FUND)
                     THE INDUSTRIAL SELECT SECTOR SPDR FUND
                      THE MATERIALS SELECT SECTOR SPDR FUND
             (FORMERLY THE BASIC INDUSTRIES SELECT SECTOR SPDR FUND)
                     THE TECHNOLOGY SELECT SECTOR SPDR FUND
                      THE UTILITIES SELECT SECTOR SPDR FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                             DATED JANUARY 28, 2003



This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus dated January 28, 2003 (the "Prospectus") for The Select Sector SPDR Trust (the "Trust"), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus for the Trust may be obtained without charge by writing to the Trust's Distributor, ALPS Distributors, Inc., at 1625 Broadway, Suite 2200, Denver, CO 80202.


"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500",
"Standard & Poor's Depositary Receipts(R)", "SPDR(R)", "Select Sector SPDR", "Select Sector SPDRs" and "Select Sector Standard & Poor's Depositary Receipts" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use in connection with the listing and trading of Select Sector SPDRs on the American Stock Exchange LLC (the "AMEX"). The stocks included in each Select Sector Index (upon which the Select Sector SPDRs are based) are selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch" and sometimes referred to as the "Index Compilation Agent") in consultation with Standard & Poor's ("S&P") from the universe of companies represented by the Standard & Poor's 500 Composite Stock Index ("S&P 500"). The composition and weighting of the stocks included in each Select Sector Index can be expected to differ from the composition and weighting of stocks included in any similar S&P 500 sector index that is published and disseminated by S&P.

TABLE OF CONTENTS

General Description of the Trust.....................   5
Investment Policies and Restrictions.................  14
Special Considerations and Risks.....................  17
Exchange Listing and Trading.........................  19
Management of the Trust..............................  20
Brokerage Transactions...............................  26
Book Entry Only System...............................  27
Control Persons and Principal Holders of Securities..  28
Creation and Redemption of Creation Units............  31
Determination of Net Asset Value.....................  37
Dividends and Distributions..........................  37
Taxes................................................  38
Capital Stock and Shareholder Reports................  39
Performance and Other Information....................  40
Counsel and Independent Auditors.....................  42
Financial Statements.................................  43

The information contained herein regarding the Select Sector Indexes, securities markets and The Depository Trust Company ("DTC") was obtained from publicly available sources.

EACH SELECT SECTOR INDEX IS BASED ON EQUITY SECURITIES OF PUBLIC COMPANIES THAT ARE COMPONENTS OF THE S&P 500, SELECTED ON THE BASIS OF GENERAL INDUSTRIAL CLASSIFICATION, AND INCLUDED AS CONSTITUENT SECURITIES OF A PARTICULAR SELECT SECTOR INDEX BY THE INDEX COMPILATION AGENT IN CONSULTATION WITH S&P, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. THE AMEX ACTS AS "INDEX CALCULATION AGENT" IN CONNECTION WITH THE CALCULATION AND DISSEMINATION OF EACH SELECT SECTOR INDEX.

SELECT SECTOR SPDRS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P. S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SELECT SECTOR SPDRS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SELECT SECTOR SPDRS PARTICULARLY OR THE ABILITY OF A SELECT SECTOR SPDR FUND TO TRACK THE PERFORMANCE OF THE VARIOUS SECTORS REPRESENTED IN THE STOCK MARKET. THE STOCKS INCLUDED IN EACH SELECT SECTOR INDEX WERE SELECTED BY THE INDEX COMPILATION AGENT IN CONSULTATION WITH S&P FROM A UNIVERSE OF COMPANIES REPRESENTED BY THE S&P 500. THE COMPOSITION AND WEIGHTING OF STOCKS INCLUDED IN EACH SELECT SECTOR INDEX CAN BE EXPECTED TO DIFFER FROM THE COMPOSITION AND WEIGHTING OF STOCKS INCLUDED IN THE CORRESPONDING S&P 500 SECTOR INDEX THAT IS PUBLISHED AND DISSEMINATED BY S&P. S&P'S ONLY RELATIONSHIP TO THE INDEX COMPILATION AGENT IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND OF THE S&P 500 WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE INDEX COMPILATION AGENT OR ANY SELECT SECTOR SPDR FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE INDEX COMPILATION AGENT, THE TRUST OR THE OWNERS OF THE SELECT SECTOR SPDRS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P
500. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN ANY DETERMINATION OR CALCULATION MADE WITH RESPECT TO ISSUANCE OR REDEMPTION OF THE SELECT SECTOR SPDRS. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SELECT SECTOR SPDRS.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR COMPLETENESS OF THE S&P 500, THE SELECT SECTOR INDEXES OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INDEX COMPILATION AGENT, THE TRUST, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, THE SELECT SECTOR INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED UNDER THE LICENSE AGREEMENT OR FOR ANY OTHER USE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE S&P 500, THE SELECT SECTOR INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE SHARES ARE NOT SPONSORED OR PROMOTED BY EITHER THE INDEX CALCULATION AGENT OR THE INDEX COMPILATION AGENT.

NEITHER THE INDEX CALCULATION AGENT NOR THE INDEX COMPILATION AGENT MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF ANY SELECT SECTOR SPDR FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE INDEXES IDENTIFIED HEREIN TO TRACK STOCK MARKET PERFORMANCE. THE SELECT SECTOR INDEXES IDENTIFIED HEREIN ARE DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO THE SHARES OF ANY SELECT SECTOR SPDR FUND OR THE ISSUER THEREOF. THE INDEX CALCULATION AGENT AND THE INDEX COMPILATION AGENT ARE NOT RESPONSIBLE FOR, NOR HAVE THEY PARTICIPATED IN, THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF THE SHARES OF ANY SELECT SECTOR SPDR FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. THE INDEX CALCULATION AGENT AND THE INDEX COMPILATION AGENT HAVE NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF ANY SELECT SECTOR SPDR FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF ANY SELECT SECTOR SPDR FUND.

ALTHOUGH MERRILL LYNCH -- AS THE INDEX COMPILATION AGENT - SHALL OBTAIN AND PROVIDE INFORMATION TO THE AMEX -- AS THE INDEX CALCULATION AGENT -- FROM SOURCES WHICH IT CONSIDERS RELIABLE, THE INDEX COMPILATION AGENT AND THE INDEX CALCULATION AGENT DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY SELECT SECTOR INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX COMPILATION AGENT AND THE INDEX CALCULATION AGENT MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SELECT SECTOR INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. THE INDEX COMPILATION AGENT AND THE INDEX CALCULATION AGENT MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE SELECT SECTOR INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX COMPILATION AGENT OR THE INDEX CALCULATION AGENT HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Trust currently consists of nine investment series (each, a "Select Sector SPDR Fund" or "Fund" and collectively the "Select Sector SPDR Funds" or "Funds"). The Trust was organized as a Massachusetts business trust on June 10, 1998. The shares of each Select Sector SPDR Fund are referred to herein as "Shares." The Select Sector SPDR Funds offered by the Trust are: The Consumer Discretionary Select Sector SPDR Fund; The Consumer Staples Select Sector SPDR Fund; The Energy Select Sector SPDR Fund; The Financial Select Sector SPDR Fund; The Health Care Select Sector SPDR Fund; The Industrial Select Sector SPDR Fund; The Materials Select Sector SPDR Fund; The Technology Select Sector SPDR Fund; and The Utilities Select Sector SPDR Fund. The investment objective of each Select Sector SPDR Fund is to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in a particular sector or group of industries, as represented by a specified market sector index (each a "Select Sector Index"). SSgA Funds Management, Inc. (the "Adviser") manages each Select Sector SPDR Fund.

Each Select Sector SPDR Fund offers and issues Shares at their net asset value only in aggregations of a specified number of Shares (each, a "Creation Unit") generally in exchange for a basket of equity securities included in its Select Sector Index ("Deposit Securities") together with the deposit of a specified cash payment ("Cash Component").* The Shares trade on the AMEX at market prices. These prices may differ from the Shares' net asset value. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of each Select Sector SPDR Fund consists of 50,000 Shares.

The Trust reserves the right to offer a "cash" option for creations and redemptions of Shares (subject to applicable legal requirements) although it has no current intention of doing so. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See "CREATION AND REDEMPTION OF CREATION UNITS." In each instance of such cash creations or redemptions, the Trust may impose transaction fees that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

THE SELECT SECTOR INDEXES AND RELEVANT EQUITY MARKETS

Each of the nine Select Sector Indexes which is the benchmark for a Select Sector SPDR Fund is intended to give investors an efficient, modified market capitalization-based way to track the movement of baskets of equity securities of public companies that are components of the S&P 500 and are included in specific sectors.

CONSTRUCTION AND MAINTENANCE STANDARDS FOR THE SELECT SECTOR INDEXES

SELECTION CRITERIA

Each Select Sector Index was developed and is maintained in accordance with the following criteria:

    Each of the component stocks in a Select Sector Index (the "Component Stocks") has been selected from the universe of companies defined by the S&P 500.

    The nine Select Sector Indexes together will include all of the companies represented in the S&P 500 and each of the stocks in the S&P 500 will be allocated to one and only one of the Select Sector Indexes.

    The Component Stocks have been assigned to a Select Sector Index by the Index Compilation Agent. The Index Compilation Agent, after consultation with S&P, assigns Component Stocks to a particular Select Sector Index on the basis of such company's sales and earnings composition and the sensitivity of the company's stock price and business results to the common factors that affect other companies in such Select Sector Index. S&P has sole control over the removal of stocks from the S&P 500 and the selection of replacement stocks to be added to the S&P 500. However, S&P plays only a consulting role in the assignment of the S&P 500 component securities to any Select Sector Index, which is the sole responsibility of the Index Compilation Agent.

-----------
* See "Dividend Reinvestment Service," however, for a description of the sole case in which SPDRs may be created in less than a Creation Unit size aggregation of 50,000 Shares.

    Each Select Sector Index is weighted based on the market capitalization of each of the Component Stocks, subject to the following asset diversification requirements: (i) the market capitalization-based weighted value of any single Component Stock measured on the last day of a calendar quarter may not exceed 24.99% of the total value of its respective Select Sector Index; and (ii) with respect to 50% of the total value of the Select Sector Index, the market capitalization-based weighted value of the Component Stocks must be diversified so that no single Component Stock measured on the last day of a calendar quarter represents more than 4.99% of the total value of its respective Select Sector Index.

    Rebalancing the Select Sector Indexes to meet the asset diversification requirements will be the responsibility of the American Stock Exchange Index Services Group ("ISG"). If shortly prior to the last business day of any calendar quarter (a "Quarterly Qualification Date"), a Component Stock (or two or more Component Stocks) approaches the maximum allowable value limits set forth above (the "Asset Diversification Limits"), the percentage that such Component Stock (or Component Stocks) represents in the Select Sector Index will be reduced and the market capitalization-based weighted value of such Component Stock (or Component Stocks) will be redistributed across the Component Stocks that do not closely approach the Asset Diversification Limits in accordance with the following methodology: First, each Component Stock that exceeds 24% of the total value of the Select Sector Index will be reduced to 23% of the total value of the Select Sector Index and the aggregate amount by which all Component Stocks exceed 24% will be redistributed equally across the remaining Component Stocks that represent less than 23% of the total value of the Select Sector Index. If as a result of this redistribution, another Component Stock then exceeds 24%, the redistribution will be repeated as necessary. Second, with respect to the 50% of the value of the Select Sector Index accounted for by the lowest weighted Component Stocks, each Component Stock that exceeds 4.8% of the total value of the Select Sector Index will be reduced to 4.6% and the aggregate amount by which all Component Stocks exceed 4.8% will be distributed equally across all remaining Component Stocks that represent less than 4.6% of the total value of the Select Sector Index. If as a result of this redistribution another Component Stock that did not previously exceed 4.8% of the Select Sector Index value then exceeds 4.8%, the redistribution will be repeated as necessary until at least 50% of the value of the Select Sector Index is accounted for by Component Stocks representing no more than 4.8% of the total value of the Select Sector Index. If necessary, this reallocation process may take place more than once prior to a Quarterly Qualification Date to insure that the Select Sector Index and the Select Sector SPDR Fund portfolio based upon it conform to the requirements for qualification of the Fund as a regulated investment company.


    As detailed below, the Select Sector Indexes are calculated and disseminated by ISG. As of the market close on December 31, 2002, the weighting of each Select Sector Index in the S&P 500 based on the capitalization of the stocks in the index was as follows:



             LIST OF THE INDEXES                    WEIGHTING
            ---------------------                  -----------
The Consumer Discretionary Select Sector Index       13.44%
The Consumer Staples Select Sector Index              9.47%
The Energy Select Sector Index                        6.00%
The Financial Select Sector Index                    20.46%
The Health Care Select Sector Index                  14.93%
The Industrial Select Sector Index                   11.58%
The Materials Select Sector Index                     2.83%
The Technology Select Sector Index                   18.44%
The Utilities Select Sector Index                     2.85%
                                                    ------
                                                    100.00%



    Periodically, the Index Compilation Agent will supply ISG with sector designations for a number of stocks deemed likely candidates for replacement selection by the Standard & Poor's 500 Index Committee. If a replacement not on the current list is selected by the Standard & Poor's 500 Index Committee, ISG will ask the Index Compilation Agent to assign the stock to one of the nine sectors promptly. AMEX will disseminate information on this assignment and on consequent changes in the Select Sector Index(es).


    The Index Compilation Agent at any time may determine that a Component Stock which has been assigned to one Select Sector Index has undergone such a transformation in the composition of its business that it should be removed from that Select Sector Index and assigned to a different Select Sector Index. In the event that the Index Compilation Agent notifies ISG that a Component Stock's Select Sector Index assignment should be changed, the AMEX will disseminate notice of the change following its standard procedure for announcing index changes and will implement the change in the affected Select Sector Indexes on a date no less than one week after the initial dissemination of information on the sector change to the maximum extent practicable. It is not anticipated that Component Stocks will change sectors frequently.

    Component Stocks removed from and added to the S&P 500 will be deleted from and added to the appropriate Select Sector Index on the same schedule used by S&P for additions and deletions from the S&P 500 insofar as practicable.

Select Sector Index Calculations

    With the exception of the weighting constraints described above, each Select Sector Index is calculated using the same methodology utilized by S&P in calculating the S&P 500. In particular:

    Each Select Sector Index is calculated using a base-weighted aggregate methodology; that means the level of the Select Sector Index reflects the total market value of all of its Component Stocks relative to a particular base period. Statisticians refer to this type of index, one with a set of combined variables (such as price and number of shares), as a composite index.

    Total market value of a company is determined by multiplying the price of the stock by the number of common shares outstanding. An indexed number is used to represent the results of the aggregate market value calculation in order to make the value easier to work with and track over time.

    The daily calculation of each Select Sector Index is computed by dividing the total market value of the companies in the Select Sector Index by a number called the "Index Divisor." By itself, the Index Divisor is an arbitrary number. However, in the context of the calculation of the Select Sector Index, it is the only link to the original base period value of the Select Sector Index. The Index Divisor keeps the Select Sector Index comparable over time and adjustments to the Index Divisor ensure that there are no changes in the Select Sector Index level as a result of non-market forces (corporate actions, replacements of stocks in a Select Sector Index, weighting changes, etc.).

    Four times a year on a Friday close to the end of each calendar quarter, the share totals of the companies in the S&P 500 are updated by S&P. This information is utilized to update the share totals of companies in each Select Sector Index. After the totals are updated, the Index Divisor is adjusted to compensate for the net change in the market value of the Select Sector Index.

    Once a week the database containing the current common shares outstanding for the S&P 500 companies is compared by S&P against the shares outstanding used to actually calculate the S&P 500. Any difference of 5% or more is screened for review by S&P. If appropriate, a share change will be implemented by S&P after the close of trading on the following Wednesday. Preannounced corporate actions such as restructurings and recapitalizations can significantly change a company's shares outstanding. Any changes over 5% are reviewed by S&P and, when appropriate, an immediate adjustment is made to the number of shares outstanding used to calculate the Select Sector Index. Any adjustment made by S&P in shares outstanding will result in a corresponding adjustment to each affected Select Sector Index.

    S&P will advise ISG regarding the handling of nonroutine corporate actions which may arise from time to time and which may have an impact on the calculation of the S&P 500 and, consequently, on the calculation of the Select Sector Index Corporate actions such as a merger or acquisition, stock splits, routine spin-offs, etc., which require adjustments in the Select Sector Index calculation, will be handled by the AMEX staff and Index Divisor adjustments, calculated when necessary, are handled by S&P in its maintenance of the S&P 500. In the event a merger or acquisition changes the relative importance of a company's participation in two or more sectors in a major way, the Select Sector Index assignment of the stock may change. In any event, a new Index Divisor for affected Select Sector Indexes will be disseminated promptly by ISG.

Select Sector Index Dissemination

Similar to other stock index values published by the AMEX, the value of each Select Sector Index will be calculated continuously and disseminated every 15 seconds over the Consolidated Tape Association's Network B. The major electronic financial data vendors - Bloomberg, Quotron, Reuters and Bridge Information Systems - are expected to publish information on each Select Sector Index for their subscribers.

Brief descriptions of the Select Sector Indexes on which the Select Sector SPDR Funds are based and the equity markets in which the Select Sector SPDR Funds are invested are provided below.

THE CONSUMER DISCRETIONARY SELECT SECTOR INDEX

General Background


The Consumer Discretionary Select Sector Index (formerly the Cyclical/Transportation Select Sector Index) is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of consumer discretionary products. Consumer discretionary products include automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retail. As of December 31, 2002, the Consumer Discretionary Select Sector Index included 88 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2002 is included in the Fund's Annual Report to Shareholders dated September 30, 2002.


Constituent Stocks and Industries/Sectors

Summary:


Aggregate Market Capitalization (12/31/02): $1,090,022,624,170



    10 Largest Components by Market Capitalization (as of 12/31/02):



                                                                                                                CUMULATIVE
           COMPANY NAME                    MARKET CAPITALIZATION         MARKET WEIGHT       INDEX WEIGHT      INDEX WEIGHT
           ------------                    ---------------------         -------------       ------------      ------------
Wal-Mart Stores, Inc.                         222,949,271,130                20.45              20.45             20.45
Viacom                                         71,782,272,960                 6.59               6.59             27.04
AOL Time Warner, Inc.                          58,558,925,700                 5.37               5.37             32.41
Home Depot, Inc.                               55,725,161,680                 5.11               5.11             37.52
Comcast Corp.                                  54,399,701,420                 4.99               4.99             42.51
Walt Disney Co.                                33,307,596,980                 3.06               3.06             45.57
Lowes Companies, inc.                          29,265,000,000                 2.68               2.68             48.25
Target Corp.                                   27,251,670,000                 2.50               2.50             50.75
Clear Channel Communications, Inc.             22,848,664,410                 2.10               2.10             52.85
eBay, Inc.                                     20,938,204,240                 1.92               1.92             54.77



    10 Largest Industries (% Index Weight) (as of 12/31/02):



                                                                                                                CUMULATIVE
           INDUSTRY                        MARKET CAPITALIZATION         MARKET WEIGHT       INDEX WEIGHT      INDEX WEIGHT
           --------                        ---------------------         -------------       ------------      ------------
Media                                         327,843,490,410                30.08              30.08             30.08
Multiline Retail                              322,689,895,980                29.60              29.60             59.68
Specialty Retail                              168,852,221,010                15.49              15.49             75.17
Hotels Restaurants & Leisure                   85,080,786,580                 7.81               7.81             82.98
Automobiles                                    51,706,826,560                 4.74               4.74             87.72
Household Durables                             43,346,887,690                 3.98               3.98             91.70
Textiles, Apparel & Luxury Goods               25,211,183,970                 2.31               2.31             94.01
Leisure Equipment & Products                   22,387,361,960                 2.05               2.05             96.06
Auto Components                                21,965,765,770                 2.02               2.02             98.08
Internet and Catalog Retail                    20,938,204,240                 1.92               1.92            100.00


THE CONSUMER STAPLES SELECT SECTOR INDEX

General Background

The Consumer Staples Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of consumer products. Consumer Staples include cosmetic and personal care, soft drinks, tobacco and food products. As of December 31, 2002, the Consumer Staples Select Sector Index included 34 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2002 is included in the Fund's Annual Report to Shareholders dated September 30, 2002.

Constituent Stocks and Industries/Sectors

Summary:


Aggregate Market Capitalization (12/31/02): $768,159,401,240



10 Largest Components by Market Capitalization (as of 12/31/02):



                                                                         MARKET                        CUMULATIVE
        COMPANY NAME                         MARKET CAPITALIZATION       WEIGHT     INDEX WEIGHT      INDEX WEIGHT
        ------------                         ---------------------      -------     ------------      ------------
Procter and Gamble Co                          111,661,756,060           14.54         14.52              14.52
Coca Cola Co.                                  108,634,731,660           14.14         14.13              28.65
Philip Morris Companies, Inc                    83,841,533,370           10.91         10.90              39.55
Pepsico, Inc.                                   72,915,839,900            9.49          9.48              49.03
Anheuser Busch Companies, Inc.                  41,425,802,000            5.39          4.35              53.38
Gillette Co.                                    32,029,162,440            4.17          4.20              57.58
Walgreen Co.                                    29,917,064,520            3.89          3.93              61.51
Colgate Palmolive Co.                           28,221,129,090            3.67          3.70              65.21
Kimberly Clark Corp.                            24,416,052,090            3.18          3.21              68.42
Sysco Corp.                                     19,566,042,210            2.55          2.58              71.00



6 Largest Industries (% Index Weight) (as of 12/31/02):



                                                                       MARKET                          CUMULATIVE
        INDUSTRY                           MARKET CAPITALIZATION       WEIGHT      INDEX WEIGHT       INDEX WEIGHT
        --------                           ---------------------       ------      ------------       ------------
Beverages                                     246,638,070,330           32.11          31.19              31.19
Household Products                            173,374,844,740           22.57          22.65              53.84
Food Products                                 112,972,657,990           14.71          15.06              68.90
Food and Drug Retailing                        94,342,198,770           12.28          12.58              81.48
Tobacco                                        93,202,538,070           12.13          12.20              93.68
Personal Products                              47,629,091,340            6.20           6.32             100.00


THE ENERGY SELECT SECTOR INDEX

General Background


The Energy Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of energy products. Energy companies in the Index develop and produce crude oil and natural gas and provide drilling and other energy related services; as well as airlines, marine, road and rail and transportation infrastructure companies. As of December 31, 2002, the Energy Select Sector Index included 23 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2002 is included in the Fund's Annual Report to Shareholders dated September 30, 2002.


Constituent Stocks and Industries/Sectors

Summary:


Aggregate Market Capitalization (12/31/02): $486,282,162,790



10 Largest Components by Market Capitalization (as of 12/31/02):



                                                                       MARKET                        CUMULATIVE
        COMPANY NAME                       MARKET CAPITALIZATION       WEIGHT     INDEX WEIGHT      INDEX WEIGHT
        ------------                       ---------------------       ------     ------------      ------------

Exxon Mobil Corp.                             235,107,696,120          48.35         23.22              23.22
ChevronTexaco Corp.                            71,011,077,360          14.60         15.51              38.73
ConocoPhillips                                 32,751,803,700           6.74          7.76              46.49
Schlumberger Ltd.                              24,440,021,490           5.03          4.75              51.24
Anadarko Petroleum Corp.                       11,908,993,800           2.45          3.69              54.93
Baker Hughes, Inc.                             10,805,828,910           2.22          3.52              58.45
Occidental Petroleum Corp.                     10,724,255,950           2.21          3.34              61.79
Burlington Resources, Inc.                      8,586,852,450           1.77          3.02              64.81
Apache Corp.                                    8,204,679,330           1.69          2.80              67.61
Halliburton Co.                                 8,165,044,000           1.68          3.29              70.90



2 Largest Industries (% Index Weight) (as of 12/31/02):



                                                                       MARKET                          CUMULATIVE
        INDUSTRY                           MARKET CAPITALIZATION       WEIGHT      INDEX WEIGHT       INDEX WEIGHT
        --------                           ---------------------       ------      ------------       ------------
Oil and Gas                                   418,467,837,300           86.05          76.77              76.77
Energy Equipment and Services                  67,814,325,490           13.95          23.23             100.00


THE FINANCIAL SELECT SECTOR INDEX

General Background


The Financial Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of financial products. Companies in the Index include a wide array of diversified financial services firms whose business lines range from investment management to commercial and business banking. As of December 31, 2002, the Financial Services Sector Index included 81 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2002 is included in the Fund's Annual Report to Shareholders dated September 30, 2002.


Constituent Stocks and Industries/Sectors

Summary:


Aggregate Market Capitalization (12/31/02): $1,658,271,965,107



10 Largest Components by Market Capitalization (as of 12/31/02):



                                                                        MARKET                         CUMULATIVE
          COMPANY NAME                     MARKET CAPITALIZATION        WEIGHT      INDEX WEIGHT      INDEX WEIGHT
          ------------                     ---------------------        ------      ------------      ------------
Citigroup, Inc.                               180,745,270,920           10.90          10.90              10.90
American International Group, Inc             150,907,220,750            9.10           9.10              20.00
Bank of America Corp.                         104,125,349,430            6.28           6.28              26.28
Wells Fargo and Co.                            79,298,837,430            4.78           4.78              31.06
Fannie Mae                                     64,008,350,000            3.86           3.86              34.92
Wachovia Corp.                                 49,569,623,520            2.99           2.99              37.91
JP Morgan Chase and Co.                        47,916,264,000            2.89           2.89              40.80
American Express Co.                           46,461,176,650            2.80           2.80              43.60
Morgan Stanley                                 43,338,030,240            2.61           2.61              46.21
Bank One Corp.                                 42,566,458,950            2.57           2.57              48.78

4 Largest Industries (% Index Weight) (as of 12/31/02):



                                                                        MARKET                         CUMULATIVE
      INDUSTRY                             MARKET CAPITALIZATION        WEIGHT      INDEX WEIGHT      INDEX WEIGHT
      --------                             ---------------------        ------      ------------      ------------
Banks                                         871,389,631,310           52.55          52.55              52.55
Diversified Financials                        338,762,615,507           20.43          20.43              72.98
Insurance                                     322,059,913,680           19.42          19.42              92.40
Real Estate                                   126,059,804,610            7.60           7.60             100.00


THE HEALTH CARE SELECT SECTOR INDEX

General Background


The Health Care Select Sector Index (formerly the Consumer Services Select Sector Index) is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are health care related firms. The Health Care Select Sector Index will only include companies involved in the health care industry, such as health care equipment and supplies, health care providers and services, biotechnology and pharmaceuticals. As of December 31, 2002, the Health Care Select Sector Index included 48 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2002 is included in the Fund's Annual Report to Shareholders dated September 30, 2002.


Constituent Stocks and Industries/Sectors

Summary:


Aggregate Market Capitalization (12/31/02): $1,210,530,967,052



10 Largest Components by Market Capitalization (as of 12/31/02):



                                                                                MARKET                           CUMULATIVE
        COMPANY NAME                               MARKET CAPITALIZATION        WEIGHT       INDEX WEIGHT       INDEX WEIGHT
        ------------                               ---------------------        ------       ------------       ------------
Pfizer, Inc.                                          188,377,353,480            15.56           15.56              15.56
Johnson and Johnson                                   159,549,905,510            13.18           13.17              28.73
Merck and Company, Inc.                               127,120,925,160            10.50           10.50              39.23
Eli Lilly and Company                                  71,334,249,000             5.89            5.89              45.12
Abbott Laboratories                                    62,501,640,000             5.16            5.16              50.28
Amgen, Inc.                                            62,216,770,440             5.14            4.38              54.66
Medtronic, Inc.                                        55,637,472,000             4.60            4.59              59.25
Pharmacia Corp.                                        54,043,930,600             4.46            4.49              63.74
Wyeth                                                  49,579,347,400             4.10            4.11              67.85
Bristol Myers Squibb Company                           44,842,591,750             3.70            3.72              71.57



4 Largest Industries (% Index Weight) (as of 12/31/02):



                                                                                 MARKET                          CUMULATIVE
        INDUSTRY                                     MARKET CAPITALIZATION       WEIGHT      INDEX WEIGHT       INDEX WEIGHT
        --------                                     ---------------------       ------      ------------       ------------
Pharmaceuticals                                         822,301,788,320           67.93          68.07              68.07
Health Equipment and Supplies                           153,037,544,410           12.64          12.86              80.93
Health Providers and Services                           146,765,128,800           12.12          12.46              93.39
Biotechnology                                            88,426,505,522            7.30           6.61             100.00


THE INDUSTRIAL SELECT SECTOR INDEX

General Background


The Industrial Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are industrials. Industrials include telecom, electrical equipment, construction equipment, waste management services and industrial machinery products. As of December 31, 2002, the Industrial Select Sector Index included 68 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2002 is included in the Fund's Annual Report to Shareholders dated September 30, 2002.


Constituent Stocks and Industries/Sectors

Summary:


Aggregate Market Capitalization (12/31/02): $939,094,885,860



10 Largest Components by Market Capitalization (as of 12/31/02):



                                                                                    MARKET                          CUMULATIVE
        COMPANY NAME                                    MARKET CAPITALIZATION       WEIGHT      INDEX WEIGHT       INDEX WEIGHT
        ------------                                    ---------------------       ------      ------------       ------------
General Electric Co.                                       242,308,335,350          25.80          20.26              20.26
United Parcel Service, Inc.                                 70,434,181,800           7.50           7.49              27.75
3M Company                                                  48,111,290,100           5.12           5.21              32.96
Tyco International                                          34,077,589,000           3.63           3.73              36.69
United Technologies Inc.                                    29,281,970,300           3.12           3.20              39.89
Boeing Co.                                                  27,695,533,870           2.95           3.02              42.91
First Data Corp.                                            26,633,277,400           2.84           2.92              45.83
Lockheed Martin Corp.                                       26,338,620,000           2.80           2.88              48.71
Automatic Data Processing, Inc.                             23,505,726,000           2.50           2.58              51.29
Emerson Electric Co.                                        21,410,646,750           2.28           2.37              53.66



10 Largest Industries (% Index Weight) (as of 12/31/02):



                                                                                       MARKET                          CUMULATIVE
          INDUSTRY                                         MARKET CAPITALIZATION       WEIGHT      INDEX WEIGHT       INDEX WEIGHT
          --------                                         ---------------------       ------      ------------       ------------
Industrial Conglomerates                                      330,407,049,750           35.18          29.93             29.93
Aerospace and Defense                                         155,472,476,000           16.56          17.27             47.20
Commercial Services and Supplies                              155,437,690,790           16.55          18.08             65.28
Machinery                                                      97,491,813,890           10.38          11.67             76.95
Air Freight and Logistics                                      88,002,144,340            9.37           9.53             86.48
Road and Rail                                                  38,782,076,930            4.13           4.48             90.96
Electrical Equipment                                           37,457,809,760            3.99           4.63             95.59
Building Products                                              15,511,546,680            1.65           1.83             97.42
Airlines                                                       13,289,730,500            1.42           1.60             99.02
Trading Companies and Distributors                              4,713,628,900            0.50           0.60             99.62


THE MATERIALS SELECT SECTOR INDEX

General Background


The Materials Select Sector Index (formerly the Basic Industries Select Sector Index)is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are in basic industries. Basic industries include integrated steel products, chemicals, fibers, paper and gold. As of December 31, 2002, the Materials Select Sector Index included 34 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2002 is included in the Fund's Annual Report to Shareholders dated September 30, 2002.

Constituent Stocks and Industries/Sectors

Summary:


Aggregate Market Capitalization (12/31/02): $229,734,158,680



10 Largest Components by Market Capitalization (as of 12/31/02):



                                                                                       MARKET                         CUMULATIVE
        COMPANY NAME                                      MARKET CAPITALIZATION        WEIGHT      INDEX WEIGHT      INDEX WEIGHT
        ------------                                      ---------------------        ------      ------------      ------------
Du Pont EI de Nemours                                         42,123,552,000           18.34          18.32             18.32
Dow Chemical Co.                                              27,059,907,600           11.78          11.78             30.10
Alcoa, Inc.                                                   19,232,470,600            8.37           8.36             38.46
International Paper Co.                                       16,774,374,630            7.30           7.30             45.76
Newmount Mining Corp.                                         11,661,467,120            5.08           4.36             50.12
Weyerhueser Co.                                               10,774,431,080            4.69           4.69             54.81
Air Products and Chemicals, Inc.                               9,713,612,250            4.23           4.25             59.06
Praxair, Inc.                                                  9,342,102,240            4.07           4.10             63.16
PPG Industries, Inc.                                           8,497,165,250            3.70           3.72             66.88
Rohm and Haas Co.                                              7,181,328,000            3.13           3.15             70.03



5 Largest Industries (% Index Weight) (as of 12/31/02):



                                                                                       MARKET                         CUMULATIVE
        INDUSTRY                                          MARKET CAPITALIZATION        WEIGHT      INDEX WEIGHT      INDEX WEIGHT
        --------                                          ---------------------        ------      ------------      ------------
Chemicals                                                    130,024,475,660           56.60          56.87             56.87
Metals and Mining                                             42,518,565,180           18.51          17.95             74.82
Paper and Forest Products                                     38,845,458,830           16.91          17.02             91.84
Containers and Packaging                                      14,538,659,010            6.33           6.49             98.33
Construction Materials                                         3,807,000,000            1.66           1.67            100.00

THE TECHNOLOGY SELECT SECTOR INDEX

General Background


The Technology Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of technology products. Technology products include products developed by defense manufacturers, telecommunications equipment, microcomputer components, integrated computer circuits and process monitoring systems. As of December 31, 2002, the Technology Select Sector Index included 87 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2002 is included in the Fund's Annual Report to Shareholders dated September 30, 2002.


Constituent Stocks and Industries/Sectors

Summary:


Aggregate Market Capitalization (12/31/02): $1,493,850,009,312



10 Largest Components by Market Capitalization (as of 12/31/02):



                                                                                         MARKET                         CUMULATIVE
        COMPANY NAME                                        MARKET CAPITALIZATION        WEIGHT      INDEX WEIGHT      INDEX WEIGHT
        ------------                                        ---------------------        ------      ------------      ------------
Microsoft Corp.                                                276,411,465,000           18.50          18.50             18.50
International Business Machines                                130,981,820,000            8.77           8.77             27.27
Verizon Communications                                         106,010,816,250            7.10           7.10             34.37
Intel Corp.                                                    103,151,250,000            6.91           6.90             41.27
Cisco Systems, Inc.                                             94,649,242,300            6.34           6.34             47.61
SBC Communications, Inc.                                        90,010,703,330            6.03           4.59             52.20
Dell Computer Corp.                                             69,252,375,080            4.64           4.65             56.85
Oracle Corporation                                              57,844,087,200            3.87           3.89             60.74
Hewlett-Packard Co.                                             52,973,449,760            3.55           3.57             64.31
Bellsouth Corp.                                                 48,081,050,680            3.22           3.23             67.54



10 Largest Industries (% Index Weight) (as of 12/31/02):



                                                                                        MARKET                         CUMULATIVE
                INDUSTRY                                    MARKET CAPITALIZATION       WEIGHT      INDEX WEIGHT      INDEX WEIGHT
                --------                                    ---------------------       ------      ------------      ------------
Software                                                       396,262,219,772           26.53         26.81              26.81
Diversified Telecommunication Services                         308,677,205,800           20.66         19.35              46.16
Computers and Peripherals                                      295,866,024,170           19.81         19.97              66.13
Semiconductor Equipment and Products                           226,997,895,000           15.20         15.53              81.66
Communications Equipment                                       167,224,876,030           11.19         11.41              93.07
Wireless Telecommunication Services                             30,806,126,150            2.06          2.11              95.18
Electronic Equipment and Instruments                            27,858,237,370            1.86          2.03              97.21
IT Consulting and Services                                      24,577,134,820            1.65          1.72              98.93
Internet Software and Services                                   9,661,133,250            0.65          0.66              99.59
Office Electronics                                               5,919,156,950            0.40          0.41             100.00

THE UTILITIES SELECT SECTOR INDEX

General Background


The Utilities Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are in the utilities industry. Utilities include communication services, electrical power providers and natural gas distributors. As of December 31, 2002, the Utilities Select Sector Index included 37 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2002 is included in the Fund's Annual Report to Shareholders dated September 30, 2002.


Constituent Stocks and Industries/Sectors

Summary:


Aggregate Market Capitalization (12/31/02): $231,380,821,780



10 Largest Components by Market Capitalization (as of 12/31/02):



                                                                                      MARKET                          CUMULATIVE
          COMPANY NAME                                    MARKET CAPITALIZATION       WEIGHT      INDEX WEIGHT       INDEX WEIGHT
          ------------                                    ---------------------       ------      ------------       ------------
Southern Company                                              20,255,640,420           8.75           8.75               8.75
Duke Energy Corp.                                             17,421,707,680           7.53           7.53              16.28
Exelon Corp.                                                  17,043,918,450           7.37           7.37              23.65
Dominion Resources, Inc.                                      16,866,487,800           7.29           7.29              30.94
FPL Group, Inc.                                               10,974,506,690           4.74           4.74              35.68
Progress Energy, Inc.                                         10,268,011,050           4.44           4.44              40.12
Entergy Corp.                                                 10,121,572,670           4.37           4.37              44.49
FirstEnergy Corp.                                              9,813,058,920           4.24           4.25              48.74
American Electric Power Company, Inc.                          9,260,360,550           4.00           4.00              52.74
Consolidated Edison, Inc.                                      9,147,294,040           3.95           3.95              56.69



3 Largest Industries (% Index Weight) (as of 12/31/02):



                                                                                     MARKET                         CUMULATIVE
             INDUSTRY                                   MARKET CAPITALIZATION        WEIGHT      INDEX WEIGHT      INDEX WEIGHT
             --------                                   ---------------------        ------      ------------      ------------
Electric Utilities                                         181,594,093,090           78.48          78.48              78.48
Multi-Utilities and Unregulated Power                       27,047,710,920           11.69          11.69              90.17
Gas Utilities                                               22,739,017,770            9.83           9.83             100.00


INVESTMENT POLICIES AND RESTRICTIONS

LENDING PORTFOLIO SECURITIES

Each Select Sector SPDR Fund may lend portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete transactions and for other purposes. Because the U.S. government securities or other assets that are pledged as collateral to each Select Sector SPDR Fund in connection with these loans generate income, securities lending may enable a Select Sector SPDR Fund to earn additional income that may partially offset the expenses of such Select Sector SPDR Fund, and thereby reduce the effect that expenses have on such Select Sector SPDR Fund's ability to provide investment results that substantially correspond to the price and yield performance of its respective Select Sector Index.

Loans of portfolio securities may not exceed 33% of a Select Sector SPDR Fund's total assets. The documentation for these loans provides that a Select Sector SPDR Fund will receive collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the net asset value of the Select Sector SPDR Fund is determined. Each Select Sector SPDR Fund will pay reasonable administrative and custodial fees in connection with the loan of securities and invests collateral in money market instruments or funds which invest exclusively in money market instruments.

Each Select Sector SPDR Fund will comply with the conditions for lending established by the SEC. Although each Select Sector SPDR Fund will receive collateral in connection with all loans of portfolio securities, and such collateral will be marked to market, each Select Sector SPDR Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Select Sector SPDR Fund). In addition, each Select Sector SPDR Fund bears the risk of loss of any cash collateral that it invests in money market instruments.

REPURCHASE AGREEMENTS

Each Select Sector SPDR Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Select Sector SPDR Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Select Sector SPDR Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Select Sector SPDR Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of each Select Sector SPDR Fund's net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Select Sector SPDR Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Select Sector SPDR Fund not within the control of the Select Sector SPDR Fund and, therefore, the Select Sector SPDR Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

OTHER MONEY MARKET INSTRUMENTS


In addition to repurchase agreements, other money market instruments in which the Select Sector SPDR Funds may invest are certificates of deposit of U.S. domestic banks with assets of $1 billion or more, bankers' acceptances, time deposits, U.S. Government and U.S. Government agency securities, or commercial paper rated within the two highest grades by S&P or Moody's Investors Service, Inc., or, if not rated, are of comparable quality as determined by the Adviser, and which mature within one year from the date of purchase, and investment companies which invest exclusively in such money market instruments (subject to applicable limitations under Section 12(d)(1) of the Investment Company Act of 1940, as amended ("1940 Act")).


FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

Each Select Sector SPDR Fund may utilize exchange-traded futures and options contracts and swap agreements.

FUTURES CONTRACTS AND OPTIONS

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Select Sector SPDR Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Each Select Sector SPDR Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in the underlying Select Sector SPDR Index. Exchange-traded futures and options contracts are not currently available for the Select Sector Indexes. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the underlying Select Sector Index components or a subset of the components. Options on the Shares have been listed on the AMEX.

RESTRICTIONS ON THE USE OF FUTURES AND OPTIONS

A Select Sector SPDR Fund would not enter into futures contract transactions for purposes other than hedging to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of a Select Sector SPDR Fund's total assets after taking into account unrealized gains and unrealized losses on such contracts it has entered into. Each Select Sector SPDR Fund would take steps to prevent its futures positions from "leveraging" its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When it has a short futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the Select Sector SPDR Fund under the contract (less the value of any margin deposits in connection with the position).

SWAP AGREEMENTS

Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with the Select Sector SPDR Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Select Sector SPDR Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Select Sector SPDR Fund. These restrictions cannot be changed with respect to a Select Sector SPDR Fund without the approval of the holders of a majority of such Select Sector SPDR Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Select Sector SPDR Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Select Sector SPDR Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Select Sector SPDR Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Select Sector SPDR Fund. Except with the approval of a majority of the outstanding voting securities, a Select Sector SPDR Fund may not:

1. Change its investment objective;

2. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a Select Sector SPDR Fund may lend its portfolio securities in an amount not to exceed 33% of the value of its total assets;

3. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 10% of the value of the Select Sector SPDR Fund's total assets (including the amount borrowed), valued at market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Select Sector SPDR Fund will not purchase securities while borrowings in excess of 5% of the Select Sector SPDR Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings (this limitation on purchases does not apply to acceptance by the Select Sector SPDR Fund of a deposit principally of securities included in the relevant Select Sector Index for creation of Creation Units);

4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for futures contracts or options contracts will not be deemed to be pledges of the Select Sector SPDR Fund's assets);

5. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a Select Sector SPDR Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

6. Act as an underwriter of securities of other issuers, except to the extent the Select Sector SPDR Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

7. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Select Sector SPDR Fund may make margin deposits in connection with transactions in options, futures and options on futures;

8. Sell securities short; or

9. Invest in commodities or commodity contracts, except that a Select Sector SPDR Fund may transact in exchange traded futures contracts on securities, stock indexes and options on such futures contracts and make margin deposits in connection with such contracts.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Select Sector SPDR Fund observes the following restrictions, which may be changed by the Board of Trustees without a shareholder vote. A Select Sector SPDR Fund will not:

1. Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Trust may vote the investment securities owned by each Select Sector SPDR Fund in accordance with its views; or

2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Select Sector SPDR Fund has valued the investment.

3. Under normal circumstances the Funds will invest at least 80% of their net assets in common stocks that comprise their relevant Select Sector Index. Prior to any change in a Fund's 80% investment policy, a Fund will provide shareholders with 60 days written notice.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in a Select Sector SPDR Fund is contained in the Prospectus under the heading "INVESTMENT CONSIDERATIONS AND RISKS." The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

GENERAL

Investment in a Select Sector SPDR Fund should be made with an understanding that the value of a Select Sector SPDR Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

An investment in a Select Sector SPDR Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

While S&P often chooses a replacement company for the S&P 500 with some characteristics in common with a company or companies removed from the index, it is not uncommon for a replacement company to have little in common with the company it replaces. Consequently, the removal of one company and its replacement by another may affect two Select Sector Indexes and two Select Sector SPDR Funds, one of which included a company now removed from the S&P 500 and another which may have a company added to it.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Although most of the securities in the Select Sector Indexes are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Select Sector SPDR Fund's Shares will be adversely affected if trading markets for a Select Sector SPDR Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.

FUTURES AND OPTIONS TRANSACTIONS

Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Select Sector SPDR Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Select Sector SPDR Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Select Sector SPDR Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

A Select Sector SPDR Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Select Sector SPDR Funds do not plan to use futures and options contracts, when available, in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Select Sector SPDR Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in stocks.

Utilization of futures transactions by a Select Sector SPDR Fund involves the risk of imperfect or even negative correlation to the benchmark Select Sector Index if the index underlying the futures contracts differs from the benchmark Select Sector Index. There is also the risk of loss by a Select Sector SPDR Fund of margin deposits in the event of bankruptcy of a broker with whom a Select Sector SPDR Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF SWAP AGREEMENTS

Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Select Sector SPDR Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act of 1933 (the "Securities Act"), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Select Sector SPDR Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the AMEX is satisfied by the fact that such Select Sector SPDR Fund's prospectus is available at the AMEX upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Select Sector SPDR Funds is contained in the Prospectus under the "DETERMINATION OF NET ASSET VALUE" and "BUYING AND SELLING SELECT SECTOR SPDRs." The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of each Select Sector SPDR Fund are approved for listing and trading on the AMEX, subject to notice of issuance. The Shares trade on the AMEX at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of Shares of any Select Sector SPDR Fund will continue to be met.

The AMEX may but is not required to remove the Shares of a Select Sector SPDR Fund from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of a Select Sector SPDR Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of the underlying Select Sector Index or portfolio of securities on which such Select Sector SPDR Fund is based is no longer calculated or available; or (3) such other event shall occur or condition exists that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. In addition, the AMEX will remove the Shares from listing and trading upon termination of the Trust.

As in the case of other stocks traded on the AMEX, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "MANAGEMENT."

TRUSTEES AND OFFICERS OF THE TRUST

The Board has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers. The Board currently consists of five (5) Trustees, one of whom is an "interested person" (as defined in the 1940 Act) of the Trust or any of the Select Sector SPDR Funds.


                                                                                                     NUMBER OF
                                                                                                    PORTFOLIOS
                                                                                                      IN FUND
                                                  TERM OF OFFICE                                      COMPLEX            OTHER
NAME, ADDRESS                    POSITION(S)        AND LENGTH         PRINCIPAL OCCUPATION(S)      OVERSEEN BY      DIRECTORSHIPS
AND DATE OF BIRTH                WITH FUNDS       OF TIME SERVED         DURING PAST 5 YEARS          TRUSTEE       HELD BY TRUSTEE
-----------------              --------------  ------------------  ----------------------------   ---------------  -----------------
GEORGE R. GASPARI              Trustee,        Unlimited           Consultant to various                 9                   0
P.O Box 844                    Chairman of     Elected:            financial services
124 Island Drive               the Audit       October 1998        organizations (1996 to
Highland Lakes, NJ 07422       Committee                           present).
Age 62

ERNEST J. SCALBERG             Trustee         Unlimited           Associate Vice President              9                   0
Monterey Institute of                          Elected:            for External Programs and
International Studies                          October 1998        Dean of the Fisher
425 Van Buren St.                                                  Graduate School of
Monterey, CA 93940                                                 International Business
Age 57                                                             (2001 to present); Dean
                                                                   of the Graduate School of
                                                                   Business Administration
                                                                   and Dean of Faculty of
                                                                   the School of Business at
                                                                   Fordham University
                                                                   (April 1994 to 2001);
                                                                   Director, Adviser or
                                                                   Trustee to numerous
                                                                   non-profit organizations
                                                                   (1974 to present).

R. CHARLES TSCHAMPION          Trustee;        Unlimited           Managing Director of                  9         Director of the
General Motors Investment      Member of       Elected:            Investment Strategy and                         India Magnum
Management Corp.               the Audit       October 1998        Asset Allocation and                            Fund; Trustee
767 Fifth Avenue               Committee                           Managing Director of                            of Lehigh
New York, New York                                                 Defined Contribution                            University and
10153                                                              Plans, General Motors                           Chair of the
Age 56                                                             Asset Management                                Investment
                                                                   Corporation (1994 to                            Sub-Committee
                                                                   present); Board of                              for the Lehigh
                                                                   Governors of the                                University
                                                                   Association for                                 Endowment Fund.
                                                                   Investment Management
                                                                   Research (Member, 1995 to
                                                                   2001; Chair, 1999-2000);
                                                                   India Magnum Fund (1994
                                                                   to present); Trustee of

                                                                   Lehigh University and
                                                                   Chair of the Investment
                                                                   Sub-Committee for the
                                                                   Lehigh University
                                                                   Endowment Fund (October
                                                                   1998 to present).

CHERYL BURGERMEISTER           Trustee;        Unlimited           Retired; Trustee and                  9         Trustee and
9 Nansen Summit                Member of       Elected:            Treasurer of Portland                           Treasurer of
Lake Oswego, OR 97035          the Audit       October 1998        Community College                               Portland
Age 51                         Committee                           Foundation (2001 to                             Community
                                                                   present); Finance                               College
                                                                   Committee Member Portland                       Foundation.
                                                                   Community College
                                                                   Foundation (January 2001
                                                                   to present); Trustee Zero
                                                                   Gravity Internet Fund
                                                                   (May 2000 to November
                                                                   2001); Director and Chief
                                                                   Finance Officer of The
                                                                   Crabbe Huson Group and
                                                                   Treasurer of the Crabbe
                                                                   Huson Family of Funds
                                                                   (1987 to 1998).

KATHLEEN C. CUOCOLO*           Trustee,        Unlimited           Executive Vice President,             9         The China Fund,
State Street Bank and          President       Elected             State Street Bank and                           Inc.
Trust Company                                  Trustee:            Trust Company (March
2 Avenue de Lafayette                          May 2001            2000-present); Senior
Boston, Massachusetts 02111                    Elected             Vice President
Age: 50                                        President:          (1995-March 2000);
                                               November 2000       Executive Operating Group
                                                                   (1999-present); CPA in
                                                                   Massachusetts.

DONALD A. GIGNAC              Treasurer       Unlimited           Senior Vice President, State         N/A         N/A
State Street Bank and                         Elected:            Street Bank and Trust
Trust Company                                 November 2000       Company (2002-present).
2 Avenue de Lafayette                                             Vice President, State Street
Boston, Massachusetts 02111                                       Bank and Trust Company (1993-2002)
Age: 37

MARY MORAN ZEVEN              Secretary       Unlimited           Senior Vice President and            N/A         N/A
State Street Bank and                         Elected:            Senior Managing Counsel,
Trust Company                                 November 2001       State Street Bank and Trust
One Federal Street                                                Company since 2002; Vice President
Boston, Massachusetts 02110                                       and Associate Counsel, State
Age:  41                                                          Street Bank and Trust Company
                                                                  (2000-2002); Vice President and
                                                                  Counsel, PFPC, Inc. 1999 to
                                                                  2000; Counsel, Curtis,
                                                                  Mallet-Prevost, Colt & Mosle,
                                                                  LLP 1996 to 1999 (law firm).

STEPHANIE M. NICHOLS          Assistant       Unlimited           Counsel, State Street Bank           N/A         N/A
State Street Bank and         Secretary       Elected: May 2002   and Trust Company since 1997
Trust Company
One Federal Street
Boston, MA 02110
Age: 31


*Ms. Cuocolo is an "interested person" of the Trust, as defined in the 1940 Act, by virtue of her position as officer of the State Street Corporation, the parent company of the Adviser.


                                                                                                      AGGREGATE DOLLAR RANGE OF
                                                                                                       EQUITY SECURITIES IN ALL
                                                                                                        REGISTERED INVESTMENT
                                                                     DOLLAR RANGE OF EQUITY           COMPANIES OVERSEEN BY THE
                                                                    SECURITIES IN EACH FUND              TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                                                        AS OF 12/31/02                    INVESTMENT COMPANIES
---------------
Cheryl Burgermeister                                                           None                              None
Kathleen Cuocolo, Chairman                                                     None                              None
George Gaspari                                                                 None                              None
Ernest Scalberg                                                                None                              None
R. Charles Tschampion                                                          None                              None

REMUNERATION OF TRUSTEES AND OFFICERS



No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Trustee, who is not an "interested person" (as defined in the 1940 Act), an annual fee of $16,000 plus a per meeting fee of $2,000 for scheduled quarterly meetings of the Board of Trustees attended by the Trustee and $500 for each special telephone meeting, if applicable. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings. Committee Members receive $1,000 per committee meeting attended except for the Chairman of the Committee who receives $1,500 per committee meeting attended. The interested Trustee receives no compensation for her services as Trustee. The Trustee fees are allocated among the Funds based on net assets. For the fiscal year ended September 30, 2002, the Funds contributed the following amounts:




                           FUND                                              $ AMOUNT
                           ----                                              --------
The Consumer Discretionary Select Sector SPDR Fund                            5,505
(formerly the Cyclical/Transportation Select Sector SPDR Fund)               ------

The Consumer Staples Select Sector SPDR Fund                                 12,441
                                                                             ------

The Energy Select Sector SPDR Fund                                           11,952
                                                                             ------

The Financial Select Sector SPDR Fund                                        18,060
                                                                             ------

The Health Care Select Sector SPDR Fund (formerly the Consumer                5,373
Services Select Sector SPDR Fund)                                            ------

The Industrial Select Sector SPDR Fund                                        6,511
                                                                             ------

The Materials Select Sector SPDR Fund (formerly the Basic                     8,806
Industries Select Sector SPDR Fund)                                          ------

The Technology Select Sector SPDR Fund                                       34,200
                                                                             ------

The Utilities Select Sector SPDR Fund                                         4,669
                                                                             ------


Assuming that four (4) meetings of the Board of Trustees and (2) audit committee meetings are held annually, it is estimated that the compensation paid to each Trustee will be:



   NAME OF TRUSTEE                          AGGREGATE COMPENSATION FROM TRUST
   ---------------                          ---------------------------------
George R. Gaspari                                         27,000
                                                          ------

Ernest J. Scalberg                                        24,000
                                                          ------

R. Charles Tschampion                                     26,000
                                                          ------

Cheryl Burgermeister                                      26,000
                                                          ------



The following table sets forth the total remuneration of Trustees and officers of the Trust for the fiscal year ended September 30, 2002.




                                                                                                             TOTAL COMPENSATION
                                  AGGREGATE             PENSION OR RETIREMENT        ESTIMATED ANNUAL        FROM TRUST & TRUST
                              COMPENSATION FROM          BENEFITS ACCRUED AS           BENEFITS UPON           COMPLEX PAID TO
    NAME/ POSITION                  TRUST               PART OF TRUST EXPENSES          RETIREMENT                 TRUSTEES
    --------------            -----------------         ----------------------       ----------------        ------------------
George R. Gaspari, Trustee*        27,500                         0                          0                     27,500
                                   ------                                                                          ------

Ernest J. Scalberg,                24,500                         0                          0                     24,500
                                   ------                                                                          ------

Trustee*

R. Charles Tschampion,
Trustee                            26,000                         0                          0                     26,000
                                   ------                                                                          ------

Cheryl Burgermeister,
Trustee*                           26,500                         0                          0                     26,500
                                   ------                                                                          ------









* Trustee was entitled to an additional $500 for a telephonic meeting


No Trustee or officer is entitled to any pension or retirement benefits from the Trust.


The Board of Trustees has an Audit Committee consisting of three Trustees who are not "interested persons" (as defined by the 1940 Act) of the Trust. The Audit Committee meets with the Trust's independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's independent auditors. The Audit Committee met twice during the fiscal year ended September 30, 2002.



As of December 31, 2002, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each Fund.


CODE OF ETHICS

The Trust, the Adviser, and the Distributor each have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC's website at http://www.sec.gov.

THE INVESTMENT ADVISER


SSgA Funds Management Inc., acts as investment adviser to the Trust and, subject to the supervision of the Board, is responsible for the investment management of each Select Sector SPDR Fund. The Adviser and other advisory affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. As of December 31, 2002, the Adviser managed approximately $60.6 billion in assets. SSgA provides complete global investment management services from offices in the U.S., London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Montreal, Paris, Dublin, Munich and Brussels.


The Adviser serves as investment adviser to each Select Sector SPDR Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser. Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Select Sector SPDR Fund, manages the investment of each Select Sector SPDR Fund's assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Select Sector SPDR Fund.

In considering whether to continue each Fund's Investment Advisory Agreement, the Trustees considered all information deemed relevant, including, among other things, the costs of the services provided, personnel and operating methods of the Adviser, the fees and expenses of each Fund, the financial condition of the Adviser, the effect of each Fund's growth and size on investment performance and expenses and other compensation received by the Adviser.

Pursuant to the Investment Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.


The Investment Advisory Agreement with respect to each Select Sector SPDR Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board of Trustees or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Select Sector SPDR Fund, provided that in either event such continuance also is approved by a majority of the Board of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to each Select Sector SPDR Fund is terminable without penalty, on 60 days notice, by the Board of Trustees or by a vote of the holders of a majority (as defined in the 1940 Act) of the applicable Select Sector SPDR Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940
Act).


THE ADMINISTRATOR


State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as Administrator for the Trust pursuant to an Administrative Services Agreement. Under the Administrative Services Agreement, State Street is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Trust and each Select Sector SPDR Fund. State Street will generally assist in all aspects of the Trust's and the Select Sector SPDR Funds' operations; supply and maintain office facilities (which may be in State Street's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.


Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from gross negligence or willful misconduct in the performance of its duties.

CUSTODIAN AND TRANSFER AGENT

State Street, 225 Franklin Street, Boston, Massachusetts 02110, also serves as Custodian for the Select Sector SPDR Funds pursuant to a Custodian Agreement. As Custodian, State Street holds the Select Sector SPDR Funds' assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses. State Street also serves as Transfer Agent of the Select Sector SPDR Funds pursuant to a Transfer Agency Agreement. State Street may be reimbursed by the Select Sector SPDR Funds for its out-of-pocket expenses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

COMPENSATION


As compensation for its services under the Investment Advisory Agreement, the Adviser is paid a monthly fee based on a percentage of each Select Sector SPDR Fund's average daily net assets at the annual rate of 0.05%. From time to time, the Adviser may waive all or a portion of its fee. For the fiscal year ended September 30, 2002, the Funds paid the following amounts to the Adviser:




                            FUND NAME                                                            $ AMOUNT
                            ---------                                                            --------
The Consumer Discretionary Select Sector SPDR Fund                                                 88,538
                                                                                                  -------
(formerly the Cyclical/Transportation Select Sector SPDR Fund)

The Consumer Staples Select Sector SPDR Fund                                                      161,258
                                                                                                  -------

The Energy Select Sector SPDR Fund                                                                161,006
                                                                                                  -------

The Financial Select Sector SPDR Fund                                                             297,910
                                                                                                  -------
The Health Care Select Sector SPDR Fund (formerly the Consumer Services Select Sector SPDR
Fund)                                                                                              76,567
                                                                                                  -------
The Industrial Select Sector SPDR Fund                                                             91,766
                                                                                                  -------
The Materials Select Sector SPDR Fund (formerly the Basic Industries Select Sector SPDR Fund)     126,353
                                                                                                  -------
The Technology Select Sector SPDR Fund                                                            528,485
                                                                                                  -------
The Utilities Select Sector SPDR Fund                                                              65,702
                                                                                                  -------


As compensation for its services under the Administrative Services Agreement, the Custodian Agreement and the Transfer Agency Agreement, State Street is paid a "unitary fee." See "Annual Fund Operating Expenses" under "SUMMARY OF SELECT SECTOR SPDR FUND EXPENSES" in the Prospectus for a description of the unitary fee. Each Select Sector SPDR Fund will also bear all other expenses of its operation.

THE DISTRIBUTOR


ALPS Distributors, Inc. is the principal underwriter and Distributor of Shares. Its principal address is 1625 Broadway, Suite 2200, Denver, CO 80202. Investor information can be obtained by calling 1-800-843-2639. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Shares of each Select Sector SPDR Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under "CREATION AND REDEMPTION OF CREATION UNITS." Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and is a member of the National Association of Securities Dealers, Inc. The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.


The Board of Trustees has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan") for each Select Sector SPDR Fund. The terms of each Plan are described in the Prospectus.

Under its terms, each Select Sector SPDR Fund's Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the "Independent Trustees" (Trustees who are not interested persons of the Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan). The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the Select Sector SPDR Fund to which the Plan applies, and all material amendments of the Plan also require Board approval (as described above). Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or, by a vote of a majority of the outstanding voting securities of such Select Sector SPDR Fund (as such vote is defined in the 1940 Act). Pursuant to the Distribution Agreement, the Distributor will provide the Board with periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to each Select Sector SPDR Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Select Sector SPDR Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to agreements entered into with such persons, the Distributor will make payments under each Select Sector SPDR Fund's Plan to certain broker-dealers or other persons ("Investor Services Organizations") that enter into agreements with the Distributor in the form approved by the Board of Trustees to provide distribution assistance and shareholder support, account maintenance and educational and promotional services (which may include compensation and sales incentives to the registered brokers or other sales personnel of the broker-dealer or other financial entity that is a party to an investor services agreement) ("Investor Services Agreements"). Each Investor Services Agreement will be a "related agreement" under the Plan of the relevant Select Sector SPDR

Fund. No Investor Services Agreement will provide for annual fees of more than 0.10% of a Select Sector SPDR Fund's average daily net assets per annum attributable to Shares subject to such agreement.



Subject to an aggregate limitation of 0.25% of a Select Sector SPDR Fund's average net assets per annum, the fees paid by a Select Sector SPDR Fund under its Plan will be compensation for distribution, investor services or marketing services for that Fund. To the extent the Plan fees aggregate less than 0.25% per annum of the average daily net assets of a Select Sector SPDR Fund, each Fund may also reimburse the Distributor and other persons for their respective costs incurred in printing prospectuses and producing advertising or marketing material prepared at the request of the Fund. The aggregate payments under each Plan will not exceed, on an annualized basis, 0.25% of average daily net assets of any Select Sector SPDR Fund. Each Fund limited its Rule 12b-1 fee to 0.07% of its average daily net assets at least through January 31, 2004.


The continuation of the Distribution Agreement, any Investor Services Agreements and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.

Each of the Investor Services Agreements will provide that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Select Sector SPDR Fund, on at least 60 days' written notice to the other party. Each of the Distribution Agreement and the Investor Services Agreements is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each Investor Services Agreement is also terminable by the applicable Investor Service Organization upon 60 days' notice to the other party thereto.

The allocation among the Select Sector SPDR Funds of fees and expenses payable under the Distribution Agreement and the Investor Services Agreements will be made pro rata in accordance with the daily net assets of the respective Funds.

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit aggregations of Select Sector SPDR Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined below), DTC Participants (as defined below) and/or Investor Services Organizations.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

ADDITIONAL EXPENSES

S&P, the AMEX and Merrill Lynch have entered into a license agreement with respect to each Select Sector SPDR Fund's Select Sector Index. The Trust pays an annual sub-license fee per annum (i) to S&P equal to the greater of 0.03% of the aggregate net assets of the Trust or $450,000 (the "Minimum Annual Fee"), and
(ii) to Merrill Lynch equal to 0.03% of the aggregate net assets of the Trust. The Minimum Annual Fee is payable in full on each anniversary of the first day of trading, December 22, 1998 (the "First Trading Day"). The fee to Merrill Lynch is payable on a quarterly basis. Each Select Sector SPDR Fund will pay its proportionate share of the annual sub-license fees based on the relative net assets of such Fund.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Select Sector SPDR Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Select Sector SPDR Funds and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

In seeking to implement the Trust's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provides the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Select Sector SPDR Funds or the Adviser. Such services may include, but are not limited to, information as to the availability of securities for purchase or sale and statistical information pertaining to corporate actions affecting stocks, including but not limited to, stocks within the S&P 500.

The Select Sector SPDR Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation.


Holdings in Shares of Regular Broker-Dealers



---------------------------------------------------------------------
Morgan Stanley Company Incorporated                     $9,603,150.00
---------------------------------------------------------------------
Goldman Sachs Group Incorporated                        $8,234,733.00
---------------------------------------------------------------------
Merrill Lynch and Company Incorporated                  $7,387,390.00
---------------------------------------------------------------------
State Street Corporation                                $3,227,213.00
---------------------------------------------------------------------
Lehman Brothers Holdings Incorporated                   $3,075,729.00
---------------------------------------------------------------------



The Financial Select Sector SPDR Fund invests in the shares of some of the Funds' regular broker-dealers because those issuers are components in the Financial Select Sector Index.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.


Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Select Sector SPDR Fund is expected to be under 50%. See "INVESTMENT POLICIES AND STRATEGIES" in the Prospectus. During the fiscal year ended September 30, 2002, however, turnover rates were higher than normal in some of the Funds due to a reallocation of component stocks to align the Select Sector Indexes more closely with recent changes to the Standard & Poor's sector definitions. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.


BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "BUYING AND SELLING SELECT SECTOR SPDRs."

DTC acts as securities depositary for the Shares. Shares of each Select Sector SPDR Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the AMEX and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the AMEX.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


Although the Select Sector SPDR Funds do not have information concerning the beneficial ownership of Select Sector SPDR's held in the names of DTC Participants, as of December 31, 2002 the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Select Sector SPDR Fund were as follows:




SELECT SECTOR                                                                                             PERCENTAGE OF
SPDR FUND                                                    NAME AND ADDRESS                               OWNERSHIP
-------------                                                ----------------                             --------------
Consumer Discretionary Select Sector SPDR Fund      Bank of New York                                          14.480
(formerly the Cyclical/Transportation Select SPDR   925 Patterson Plank Road
Fund)                                               Secaucus, New Jersey 07094

                                                    Merrill Lynch Professional Clearing Corp.                  9.307
                                                    101 Hudson Street 7th Floor
                                                    Jersey City, NJ 07302-3997

                                                    Boston Safe Deposit and Trust Company                      7.257
                                                    c/o Mellon Bank
                                                    Three Mellon Bank Center, Room 153-3015
                                                    Pittsburgh, PA 15259

                                                    State Street Bank and Trust Company                        6.955
                                                    1776 Heritage Drive
                                                    No Quincy, MA 02171

                                                    Salomon Smith Barney                                       6.009
                                                    333 W. 34th Street, 3rd Floor
                                                    New York, NY 10001

                                                    Lehman Brothers, Inc.                                      5.913
                                                    745 7th Avenue, 2nd Floor
                                                    New York, New York 10019

Consumer Staples Select Sector SPDR Fund            Merrill Lynch Professional Clearing Corp.                 19.322
                                                    101 Hudson Street 7th Floor
                                                    Jersey City, NJ 07302-3997
                                                    Charles Schwab & Co. Inc.                                  7.473
                                                    c/o ADP Proxy Services
                                                    51 Mercedes Way

                                                    Edgewood, NY 11717

                                                    Bank of New York                                           6.173
                                                    925 Patterson Plank Road
                                                    Secaucus, New Jersey 07094

                                                    Salomon Smith Barney                                       5.671
                                                    333 W. 34th Street, 3rd Floor
                                                    New York, NY 10001

                                                    Merrill Lynch Pierce Fenner                                5.568
                                                    Four World Financial Center, 5th Floor
                                                    New York, New York 10080

Energy Select Sector SPDR Fund                      Merrill Lynch Professional Clearing Corp.                 17.684
                                                    101 Hudson Street
                                                    7th Floor
                                                    Jersey City, NJ 07302-3997

                                                    Charles Schwab & Co., Inc.                                 8.202
                                                    c/o ADP Proxy Services
                                                    51 Mercedes Way
                                                    Edgewood, NY 11717

                                                    Morgan Stanley Dean Witter, Inc.                           7.716
                                                    Discover & Co.
                                                    5690 West Cyprus Street
                                                    Tampa, Florida 33607

                                                    Bank of New York                                           6.533
                                                    925 Patterson Plank Road
                                                    Secaucus, New Jersey 07094

Financial Select Sector SPDR Fund                   Bank of New York                                          33.015

                                                    925 Patterson Plank Road
                                                    Secaucus, New Jersey 07094

                                                    Merrill Lynch Professional Clearing Corp.                 11.483
                                                    101 Hudson Street
                                                    7th Floor
                                                    Jersey City, NJ 07302-3997

                                                    Charles Schwab & Co., Inc.                                 5.814
                                                    c/o ADP Proxy Services
                                                    51 Mercedes Way
                                                    Edgewood, NY 11717

Health Care Select Sector SPDR Fund                 Merrill Lynch Professional Clearing Corp.                 23.528
(formerly Consumer Services Select Sector SPDR      101 Hudson Street
Fund)                                               7th Floor
                                                    Jersey City, NJ 07302-3997

                                                    Bank of New York                                           7.726
                                                    925 Patterson Plank Road
                                                    Secaucus, New Jersey 07094

                                                    Boston Safe Deposit & Trust Company                        7.499
                                                    c/o Mellon Bank                                            6.374
                                                    Three Mellon Bank Center,
                                                    Rm 153-3015
                                                    Pittsburgh, PA 15259

                                                    Brown Brothers Harriman & Co.                              5.673
                                                    63 Wall Street, 8th Floor
                                                    New York, NY 10005

Industrial Select Sector SPDR Fund                  Bank of New York                                          47.184
                                                    925 Patterson Plank Road
                                                    Secaucus, New Jersey 07094

                                                    Merrill Lynch Professional Clearing Corp.                  6.861

                                                    101 Hudson Street
                                                    7th Floor
                                                    Jersey City, NJ 07302-3997
                                                    CS First Boston Corp.                                       6.62
                                                    One Pershing Plaza
                                                    Jersey City, NJ 07399

Materials Select Sector SPDR Fund                   Bank of New York                                          51.218
(formerly Basic Industries Select Sector SPDR       925 Patterson Plank Road
Fund)                                               Secaucus, New Jersey 07094

TECHNOLOGY Select Sector SPDR Fund                  Bank of New York                                          12.684
                                                    925 Patterson Plank Road
                                                    Secaucus, New Jersey 07094

                                                    Charles Schwab & Co., Inc.                                 7.973
                                                    c/o ADP Proxy Services
                                                    51 Mercedes Way
                                                    Edgewood, NY 11717

                                                    Merrill Lynch Professional Clearing Corp.                  7.939
                                                    101 Hudson Street
                                                    7th Floor
                                                    Jersey City, NJ 07302-3997

                                                    Northern Trust Company                                     6.732
                                                    801 S. Canal C-IN
                                                    P.O. Box 29198
                                                    Chicago, IL 60607

UTILITIES Select Sector SPDR Fund                   JP Morgan Chase                                           15.393
                                                    4 New York Plaza, 13th Floor
                                                    New York, NY 10004

                                                    Merrill Lynch Professional Clearing Corp.                  8.896
                                                    101 Hudson Street
                                                    7th Floor
                                                    Jersey City, NJ 07302-3997

                                                    Bank of New York                                           8.169
                                                    925 Patterson Plank Road
                                                    Secaucus, New Jersey 07094

                                                    Wells Fargo Bank                                           5.388
                                                    26610 West Agoura Road
                                                    Calabasas, CA 91302

CREATION AND REDEMPTION OF CREATION UNITS

CREATION

The Trust issues and sells Shares of each Select Sector SPDR Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day (as defined below), of an order in proper form; or (ii) pursuant to the Dividend Reinvestment Plan.

A "Business Day" with respect to each Select Sector SPDR Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

FUND DEPOSIT

The consideration for purchase of a Creation Unit of a Select Sector SPDR Fund generally consists of the in-kind deposit of a designated portfolio of equity securities -- the "Deposit Securities" -- per each Creation Unit constituting a substantial replication, or a representation, of the stocks included in the relevant Select Sector SPDR Fund's Select Sector Index and an amount of cash -- the "Cash Component" -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of any Select Sector SPDR Fund. The Cash Component is an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus, as the case may be, a Balancing Amount (as defined below). The "Dividend Equivalent Payment" enables each Fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund ("Fund Securities") with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the day preceding the next ex-dividend date. The "Balancing Amount" is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the "Deposit Amount" -- an amount equal to the sum of the market value of the Deposit Securities and the Dividend Equivalent Payment. If the Balancing Amount is a positive number (i.e., the net asset value per Creation Unit exceeds the Deposit Amount), the Cash Component shall be increased by such positive amount. If the Balancing Amount is a negative number (i.e., the net asset value per Creation Unit is less than the Deposit Amount), the Cash Component shall be decreased by such negative amount. If the negative number is greater than the Dividend Equivalent Payment, the creator will be entitled to receive cash in an amount equal to the differential. The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount.

The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, immediately prior to the opening of business on the AMEX (currently 9:30 a.m., New York time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Select Sector SPDR Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of a given Select Sector SPDR Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Select Sector SPDR Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Select Sector SPDR Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the relevant Select Sector Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting, (a "Custom Order"). Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Select Sector Index being tracked by the relevant Select Sector SPDR Fund or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the Dividend Equivalent Payment, effective through and including the previous Business Day, per outstanding Share of each Select Sector SPDR Fund.

PROCEDURES FOR CREATION OF CREATION UNITS

To be eligible to place orders with the Distributor to create a Creation Unit of a Select Sector SPDR Fund, an entity must be (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see "BOOK ENTRY ONLY SYSTEM"), and, in each case, must have executed an agreement with the Trust, the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant". Investors should contact the Distributor for the names of

Authorized Participants that have signed a Participant Agreement. All Shares of Select Sector SPDR Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Select Sector SPDR Funds must be placed for one or more Creation Unit size aggregations of Shares (50,000 in the case of each Fund). All standard orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of regular trading session on the NYSE ("Closing Time") (ordinarily 4:00 p.m. New York time) in each case on the date such order is placed in order for creation of Creation Units to be effected based on the net asset value of Shares of each Select Sector SPDR Fund as next determined on such date after receipt of the order in proper form. In the case of Custom Orders, the order must be received by the Distributor no later than 3:00 p.m. New York Time. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the "Transmittal Date". Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see "Placement of Creation Orders Using Clearing Process" and "Placement of Creation Orders Outside Clearing Process"). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of Select Sector SPDR Funds shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of Select Sector SPDR Funds have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

PLACEMENT OF CREATION ORDERS USING CLEARING PROCESS

The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Transfer Agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Select Sector SPDR Funds in Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time in the case of standard orders or 3:00 p.m. New York Time in the case of Custom Orders on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

PLACEMENT OF CREATION ORDERS OUTSIDE CLEARING PROCESS

Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Transfer Agent. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., New York time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve wire system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., New York time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units of Select Sector SPDR Funds outside the Clearing Process is deemed received by the Distributor on the

Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current net asset value of the Fund. The delivery of Creation Units of Select Sector SPDR Funds so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units of Select Sector SPDR Funds may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., New York time, on such date and federal funds in the appropriate amount are deposited with the Trust's Custodian by 11:00 a.m., New York time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., New York time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee of $4,000 will be charged in all cases. The delivery of Creation Units of Select Sector SPDR Funds so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

ACCEPTANCE OF ORDERS FOR CREATION UNITS

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of any Select Sector SPDR Fund if (a) the order is not in proper form; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Select Sector SPDR Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the AMEX for that date by the Custodian, as described above;
(d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Select Sector SPDR Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE

To compensate the Trust for transfer and other transaction costs involved in creation transactions, investors will be required to pay a fixed creation transaction fee of $1,000 payable to the Trust. An additional charge of up to three (3) times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; (ii) Custom Orders; and (iii) cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities), for a total charge of up to $4,000. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

REDEMPTION


Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Select Sector SPDR Fund through the Transfer Agent and only on a Business Day. THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. As of September 30, 2002, the value of the securities comprising a deposit of designated equity securities necessary for an in-kind purchase of a Creation Unit for each Select Sector SPDR Fund was as follows: The Consumer Discretionary Select Sector SPDR Fund (formerly the Cyclical/Transportation Select Sector SPDR
Fund) - $1,136,500; The Consumer Staples Select Sector SPDR Fund - $991,500; The Energy Select Sector SPDR Fund - $1,057,000; The Financial Select Sector SPDR Fund - $1,033,000; The Health Care Select Sector SPDR Fund (formerly the Consumer Services Select Sector SPDR Fund) - $1,268,000; The Industrial Select Sector SPDR Fund - $975,000; The Materials Select Sector SPDR Fund (formerly the Basic Industries Select Sector SPDR Fund) - $887,000; The Technology Select Sector SPDR Fund - $592,000; and The Utilities Select Sector SPDR Fund- $928,500.



With respect to each Select Sector SPDR Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the AMEX (currently 9:30 a.m. New York time) on each Business Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.


Unless cash redemptions are available or specified for a Select Sector SPDR Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee of $1,000. In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

REDEMPTION TRANSACTION FEE

A redemption transaction fee of $1,000 is paid to the Trust to offset transfer and other transaction costs that may be incurred in connection with the redemption of Creation Units. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Select Sector SPDR Funds, subject to approval by the Board of Trustees, may adjust the fee from time to time based upon actual experience. An additional charge for cash redemptions, Custom Orders, or partial cash redemptions (when cash redemptions are available) for each Select Sector SPDR Fund may be imposed. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

PLACEMENT OF REDEMPTION ORDERS USING CLEARING PROCESS


Orders to redeem Creation Units of Select Sector SPDR Funds through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units of Select Sector SPDR Funds using the Clearing Process is deemed received on the Transmittal Date if
(i) such order is received by the Transfer Agent not later than 4:00 p.m. New York time in the case of standard orders or 3:00 p.m. New York Time in the case of Custom Orders, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the net asset value of the Fund as next determined. An order to redeem Creation Units of a Select Sector SPDR Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., New York Time in the case of standard orders or 3:00 p.m. New York Time in the case of Custom Orders, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the net asset value next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.


PLACEMENT OF REDEMPTION ORDERS OUTSIDE CLEARING PROCESS

Orders to redeem Creation Units of Select Sector SPDR Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of Select Sector SPDR Funds to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Units of Select Sector SPDR Funds outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., New York time, on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of Shares of Select Sector SPDR Funds specified in such order, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., and the Cash Component (if applicable) is received by 2:00 p.m. next business day, New York time, on the next Business Day following such Transmittal Date (the "DTC Cut-Off-Time"); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under "DETERMINATION OF NET ASSET VALUE" computed on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite number of Shares of the relevant Select Sector SPDR Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Distributor by a DTC Participant not later than the Closing Time on the Transmittal Date but either (1) the requisite number of Shares and Cash Component of the relevant Select Sector SPDR Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Transfer Agent, i.e., the Business Day on which the Shares of the relevant Select Sector SPDR Funds are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Select Sector SPDR Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its Shares based on the net asset value of Shares of the relevant Select Sector SPDR Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). The Select Sector SPDR Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in net asset value.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Select Sector SPDR Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Select Sector SPDR Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to any Select Sector SPDR Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Select Sector SPDR Fund or determination of the Shares' net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "DETERMINATION OF NET ASSET VALUE."

Net asset value per Share for each Select Sector SPDR Fund of the Trust is computed by dividing the value of the net assets of such Select Sector SPDR Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Select Sector SPDR is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. New York time) on each day that such exchange is open.

In computing a Select Sector SPDR Fund's net asset value per Share, the Select Sector SPDR Fund's securities holdings are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the last sale price in such market. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Adviser in accordance with procedures adopted by the Board.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "DISTRIBUTIONS."

GENERAL POLICIES

Dividends from net investment income, if any, are declared and paid quarterly by each Select Sector SPDR Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for certain Select Sector SPDR Funds to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust intends to distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of each Fund, net of expenses of such Select Sector SPDR, as if such Select Sector SPDR Fund owned such underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital for tax purposes for shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Trust makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Select Sector SPDR Fund as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Select Sector SPDR Funds through DTC Participants for reinvestment of their dividend distributions. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Select Sector SPDR Fund.

TAXES

The following information also supplements and should be read in conjunction with the section in the Prospectus entitled "TAX MATTERS."

Each Select Sector SPDR Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements.

Each Select Sector SPDR Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Select Sector SPDR Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

A Select Sector SPDR Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Select Sector SPDR Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Select Sector SPDR Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Select Sector SPDR Fund and if, pursuant to section 351 of the Internal Revenue Code, the respective Select Sector SPDR Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Dividends and interest received by a Select Sector SPDR Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Each Select Sector SPDR Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction.

A loss realized on a sale or exchange of Shares of a Select Sector SPDR Fund may be disallowed if other Fund Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.

Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Distributions reinvested in additional Shares of a Select Sector SPDR Fund through the means of the service (see "DIVIDEND REINVESTMENT SERVICE") will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). The backup withholding rates are currently: 30% during 2002-2003; 29% during 2004-2005; 28% during 2006-2010; and 31% -- 2011 and thereafter. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

Each Select Sector SPDR Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Select Sector SPDR Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Select Sector SPDR Fund.

In order for a Select Sector SPDR Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Select Sector SPDR Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.


Each Select Sector SPDR Fund distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes including unrealized gains at the end of the Select Sector SPDR Fund's fiscal year on futures or options transactions. Shareholders are advised on the nature of the distributions on an annual basis.


CAPITAL STOCK AND SHAREHOLDER REPORTS

The Trust currently is comprised of nine Select Sector SPDR Funds. Each Select Sector SPDR Fund issues shares of beneficial interest, par value $0.01 per Share. The Board of Trustees may designate additional Select Sector SPDR Funds.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Select Sector SPDR Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Select Sector SPDR Fund, and in the net distributable assets of such Select Sector SPDR Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Select Sector SPDR Funds vote together as a single class except that if the matter being voted on affects only a particular Select Sector SPDR Fund it will be voted on only by that Select Sector SPDR Fund and if a matter affects a particular Select Sector SPDR Fund differently from other Select Sector SPDR Funds, that Select Sector SPDR Fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the Select Sector SPDR Fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the risk to shareholders of personal liability is believed to be remote.


Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, ALPS Distributors, Inc., at 1625 Broadway, Suite 2200, Denver, CO 80202.


Absent an applicable exemption or other relief from the SEC or its staff, officers and directors of the Trust and beneficial owners of 10% of the Shares of a Select Sector SPDR Fund ("Insiders") would be subject to the insider reporting, short-swing profit and short sale provisions in Section 16 of the Exchange Act and the SEC's rules thereunder. The Trust has obtained a "no action letter" from the SEC staff that provides that it will not recommend SEC enforcement action if Insiders do not file reports required by Section 16(a) of the Exchange Act and the rules thereunder with respect to transactions in a substantially similar investment product. Insiders should consult with their own legal counsel concerning their obligations under Section 16 of the Exchange Act, and should note that the no action letter does not address other requirements under the Exchange Act, including those imposed by Section 13(d) thereof and the rules thereunder.

PERFORMANCE AND OTHER INFORMATION

The performance of a Select Sector SPDR Fund may be quoted in advertisements, sales literature or reports to shareholders in terms of before and after tax average annual total return, before and after tax cumulative total return and yield.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) QUOTATION.

Quotations of average annual total return after taxes on distributions are expressed in terms of the average annual rate of return after taxes on distributions of a hypothetical investment in a Fund over periods of 1-, 5-, and 10-years (or the life of a Fund, if shorter).

Average Annual Total Return (after taxes on distributions) is calculated according to the following formula: P(1+T)(n) = ATVD (where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = number of years, and ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) QUOTATION.

Quotations of average annual total return after taxes on distributions and redemption are expressed in terms of the average annual rate of return after taxes on distributions and redemption of a hypothetical investment in a Fund over periods of 1-, 5-, and 10-years (or the life of a Fund, if shorter).

Average Annual Total Return (after taxes on distributions and redemption) is calculated according to the following formula: P(1+T)(n) = ATVDR (where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = number of years, and ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

Quotations of a cumulative total return will be calculated for any specified period by assuming a hypothetical investment in a Select Sector SPDR Fund on the date of the commencement of the period and will assume that all dividends and distributions are reinvested on ex date. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at cumulative total return. Total return calculated in this manner will differ from the calculation of average annual total return in that it is not expressed in terms of an average rate of return.

The yield of a Select Sector SPDR Fund is the net annualized yield based on a specified 30-day (or one month) period assuming a semiannual compounding of income. Included in net investment income is the amortization of market premium or accretion of market and original issue discount on bonds. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: YIELD = 2[((a-b)/cd + 1)(6)-1] (where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period).

Quotations of cumulative total return, average annual total return or yield reflect only the performance of a hypothetical investment in a Select Sector SPDR Fund during the particular time period on which the calculations are based. Such quotations for a Select Sector SPDR Fund will vary based on changes in market conditions and the level of such Select Sector SPDR Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods for calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Funds with performance quoted with respect to other investment companies or types of investments.

From time to time, in advertising and marketing literature, the Funds' performance may be compared to the performance of broad groups of open-end and closed-end investment companies with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Funds will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

Information may be provided to investors regarding capital gains distributions by one or more Select Sector SPDR Funds. Comparisons between the Select Sector SPDR Funds and other investment vehicles such as conventional mutual funds may be made regarding such capital gains distributions, as well as relative tax efficiencies between the Funds and such other investment vehicles (e.g., realization of capital gains or losses to a Fund and to such other investment vehicles in connection with redemption of their respective securities).

Investors may be informed that, while no unequivocal statement can be made as to the net tax impact on a mutual fund resulting from the purchases and sales of its portfolio stocks over a period of time, conventional mutual funds that have accumulated substantial unrealized capital gains, if they experience net redemptions and do not have sufficient available cash, may be required to sell appreciated securities and make taxable capital gains distributions that are generated by changes in such fund's portfolio. In contrast to conventional mutual funds where redemption transactions that effect an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of the Select Sector SPDR Funds generally will not lead to a tax event for ongoing shareholders. Since shareholders are generally required to pay tax on capital gains distributions, the smaller the amount of such distributions, the less taxes that are payable currently. To the extent that a Select Sector SPDR Fund is not required to recognize capital gains, a shareholder of such Fund is able, in effect, to defer tax on such gains until he sells or otherwise disposes of his shares. If such holder retains his shares until his death, under current law the tax basis of such shares would be adjusted to their then fair market value.

In addition, in connection with the communication of the performance of the Funds to current or prospective shareholders, the Trust also may compare those figures to the performance of certain unmanaged indexes which may assume the reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples of such indexes include, but are not limited to the following: Dow Jones Industrial Average; Consumer Price Index; Standard & Poor's 500 Composite Stock Price Index (S&P 500); Russell 1000 & NASDAQ non-financial 100 and their subsidiary sector indexes.

Performance of an index is historical and does not represent performance of the Trust, and is not a guarantee of future results.

In addition, information may be presented to current or prospective shareholders regarding the purchase of Select Sector SPDR Funds in the secondary market, such as margin requirements, types of orders that may be entered and information concerning short sales.

Evaluation of each Fund's performance or other relevant statistical information made by independent sources may also be used in advertisements and sales literature concerning the Trust, including reprints of, or selections from, editorials or articles about the Trust. Sources for Trust performance information and articles about the Trust include, but are not limited to, the following: American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques; Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews investment company performance data;

Business Week, a national business weekly that periodically reports the performance rankings of investment companies; CDA Investment Technologies, an organization that provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate indexes; Forbes, a national business publication that from time to time reports the performance of specific investment companies; Fortune, a national business publication that periodically rates the performance of a variety of investment companies; The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance; Ibbotson Associates, Inc., a company specializing in investment research and data; Investment Company Data, Inc., an independent organization that provides performance ranking information for broad classes of mutual funds; Investor's Business Daily, a daily newspaper that features financial, economic, and business news; Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities; Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund; Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole; The New York Times, a nationally distributed newspaper that regularly covers financial news; Smart Money, a national personal finance magazine published monthly by Dow Jones & Company, Inc. and The Hearst Corporation that focuses on ideas for investing, spending and saving; Value Line Mutual Fund Survey, an independent publication that provides biweekly performance and other information on mutual funds; The Wall Street Journal, a Dow Jones and Company, Inc. newspaper that regularly covers financial news; Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges; Worth, a national publication distributed ten times per year by Capital Publishing Company that focuses on personal finance.

COUNSEL AND INDEPENDENT AUDITORS

Mayer, Brown, Rowe & Maw, 1675 Broadway, New York, New York 10019, serves as counsel to the Trust. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the independent auditors of the Trust.

FINANCIAL STATEMENTS


The financial highlights and financial statements in respect of the Funds included in the Trust's Semi-Annual Report to Shareholders as of March 31, 2002 on Form N-30D of the Investment Company Act, filed electronically on May 30, 2002 (File No. 0000950135-02-002859) are incorporated by reference into this Statement of Additional Information.

                          THE SELECT SECTOR SPDR TRUST

                                   [GRAPHIC]

                                 ANNUAL REPORT
                                 =============

                               SEPTEMBER 30, 2002
                               ==================


                           [SELECT SECTOR SPDR LOGO]


    Benchmark Sector-Based Equity Portfolios of Companies in the S&P 500(R)

     THE SELECT SECTOR SPDR TRUST           ANNUAL REPORT

SELECT SECTOR SPDR FUNDS
Select Sector SPDR Funds are unique investments that unbundle the benchmark S&P 500 and give you ownership in particular sectors or groups of industries that are represented by a specified Select Sector Index. Through a single share, investors can buy or sell any of nine major industry sectors that make up the S&P 500 much as they buy or sell a share of stock. Select Sector SPDR Fund shares are different from the shares of conventional mutual funds. Select Sector SPDRs trade on the American Stock Exchange.

NINE SELECT SECTOR SPDR FUNDS
Shares are available for exchange trading in the following Funds of the Select Sector SPDR Trust:

       THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND      XLY
       THE CONSUMER STAPLES SELECT SECTOR SPDR FUND            XLP
       THE ENERGY SELECT SECTOR SPDR FUND                      XLE
       THE FINANCIAL SELECT SECTOR SPDR FUND                   XLF
       THE HEALTH CARE SECTOR SPDR FUND                        XLV
       THE INDUSTRIAL SELECT SECTOR SPDR FUND                  XLI
       THE MATERIALS SELECT SECTOR SPDR FUND                   XLB
       THE TECHNOLOGY SELECT SECTOR SPDR FUND                  XLK
       THE UTILITIES SELECT SECTOR SPDR FUND                   XLU

Each of these Funds is designed to, before expenses, closely track the price performance and dividend yield of a Select Sector Index. Each Fund's portfolio is comprised principally of shares of constituent companies in the S&P 500. Each stock in the S&P 500 is allocated to only one Select Sector Index. The combined companies of the nine Select Sector Indexes represent all of the companies in the S&P 500. Of course, each Select Sector SPDR Fund can be expected to move up or down in value with its underlying Select Sector Index.

OBJECTIVE
Select Sector SPDR Funds are designed to provide investors with an affordable way to invest in a portfolio of equity securities in a sector or group of industries in a single trade. Select Sector SPDR Funds allow you to custom tailor asset allocations to fit your particular investment needs or goals. One Fund may complement another; individual Select Sector SPDR Funds can be used to increase exposure to certain industries that may be outperforming the market or to hedge other holdings in your portfolio. Although an individual Select Sector SPDR Fund may bear a higher level of risk than a broad-market fund, because of less diversity, sector investments may also offer opportunities for returns greater than an investment in the entire S&P 500 Index.

     THE SELECT SECTOR SPDR TRUST           ANNUAL REPORT
              CHAIRMAN'S LETTER TO SHAREHOLDERS

DEAR SHAREHOLDERS:

Enclosed is the report for The Select Sector SPDR Trust for the year ending September 30, 2002 together with Management's Discussion and Analysis for each of the Select Sector SPDR Funds and their respective indices.

Unfortunately, the bear market for U.S. stocks continued during the twelve-months ending September 30, 2002. In that time period, the S&P 500 fell 20.48%, the second consecutive year of declines greater than 20%. The stock market's weakness was attributable to a number of factors, including accounting scandals and executive indictments at firms such as WorldCom, Enron, and Tyco which led to investor mistrust and calls for increased transparency in corporate reporting. Uncertainty in the Middle East caused by the Palestinian - Israeli conflicts and a potential U.S. - Iraq war further disturbed the stock markets. Uncertain corporate earnings, company layoffs, and rising unemployment followed.

Declines were led by the Technology Select Sector which fell 38.2% over the last twelve months, and the Utilities Select Sector which fell 34.0%. Only one of the nine select sector indices managed a gain in the last year, the Health Care Select Sector which returned 8.6% for the 12 month period ended September 30, 2002. The Consumer Discretionary Select Sector was the next best performer, falling only 0.6%, followed by the Materials Select Sector which fell 6.0%. The remaining select sector indices posted double digit losses. It was a difficult year in all sectors.

At the stock level, there were notable strong performers. Harrah's gained 78%, TRW 90.5% and Ball Corp 93%. Harrah's gained from increased regionalization of the gaming industry, TRW gained from a potential takeover, and Ball Corp gained from the flight to Gold during turbulent markets. On the down side, Enron and WorldCom were some of the worst performers, and both were removed from their respective indices. In addition, Dynegy, Nortel, and Sprint were all hit hard by the markets, each losing over 90% of their value during the year. Dynegy was hurt by its association with Enron and skepticism regarding its balance sheet. Nortel and Sprint were caught in the same whirlwind as other Telecommunication stocks. Nortel was removed from the technology sector index in July 2002.

As we discussed with shareholders earlier in 2002, certain of the Select Sector SPDR Indexes were redefined. On June 24, 2002, the Select Sector SPDR Index compositions were reconfigured to reflect current industry and sector dynamics and to more closely align the Select Sector Indexes with the S&P 500 GICS Sector Indexes. As a result, three newly reconfigured Select Sector SPDR Funds were available to investors: the Health Care Select Sector SPDR Fund, the Consumer Discretionary Select Sector SPDR Fund, and the Materials Select Sector SPDR Fund. The former Consumer Services Select Sector SPDR Fund which included companies involved in the entertainment, publishing, prepared foods, medical services, lodging and gaming industries became the Health Care Select SPDR Sector Fund, which only includes companies involved in the health care industry, such as health care

     THE SELECT SECTOR SPDR TRUST           ANNUAL REPORT
              CHAIRMAN'S LETTER TO SHAREHOLDERS

equipment and supplies, health care providers and services, biotechnology and pharmaceuticals. The former Cyclical/Transportation Select Sector SPDR Fund which included securities of companies involved in building materials, retailers, appliances, housewares, air transportation, automotive manufacturing and shipping and trucking was renamed the Consumer Discretionary Select Sector SPDR Fund and now is comprised of securities in automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing industries. In addition, the former Basic Industries Select Sector SPDR Fund was renamed the Materials Select Sector SPDR Fund. The Materials Select Sector SPDR Fund continues to invest in the following industries: chemicals, construction materials, containers and packaging, metals, mining, paper and forest products. As a result of the changes described above, the Industrial Select Sector SPDR Fund includes securities of airlines, marine, road and rail and transportation infrastructure companies; the Consumer Staples Select Sector SPDR Fund no longer holds securities of pharmaceutical companies; and the telecom companies which were formerly components of the Utility Select Sector Index were moved to the Technology Select Sector Index.

We remain optimistic that the U.S. markets will improve in 2003. We appreciate your support of The Select Sector SPDR Trust and look forward to serving your investment needs in the future.

Sincerely,

/s/Kathleen C. Cuocolo
Kathleen C. Cuocolo
Chairman of the Board

     THE SELECT SECTOR SPDR TRUST           ANNUAL REPORT
             MANAGEMENT'S DISCUSSION AND ANALYSIS

THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND
The Consumer Discretionary Select Sector SPDR Fund seeks to replicate the total return of the Consumer Discretionary Select Sector of the S&P 500 Index. To accomplish this, the Consumer Discretionary Select Sector SPDR Fund utilizes a "passive" or indexing investment approach and attempts to approximate the investment performance of its benchmark Select Sector Index, before expenses, by investing in a portfolio of stocks that seek to replicate the Consumer Discretionary Select Sector Index. For the twelve-month period ending September 30, 2002, the Fund returned -0.93% as compared to the Consumer Discretionary Select Sector Index return of -0.64 % and the S&P 500 Index return of -20.48%.

The Select Sector Index reconfiguration on June 24, 2002 created approximately 39% turnover in the Consumer Discretionary Select Sector SPDR Fund. The Consumer Discretionary Select Sector Index added entertainment and media companies such as Walt Disney, AOL Time Warner, and Viacom, while deleting airline and railroad stocks, including AMR, Southwest Airlines, and Burlington Northern. In total 33 names were added and 11 deleted. The consumer discretionary select sector escaped most of the punishing losses within the broader S&P 500 Index over the last twelve months. Despite generally weak market conditions, consumer confidence held up fairly well and as a result many of the companies within the consumer discretionary select sector index have benefited.

Many multi-line and specialty retailers performed well, with Kohls (26%) adding 0.6% to the Consumer Discretionary Select Sector SPDR Fund's return during the twelve-months ended September 30, 2002. The housing industry also fared well as new construction and renovations continued at a strong pace. Lowe's (31%) added over 1% to the Fund's return. Despite the strong renovation market, Home Depot did not fare as well. Home Depot fell sharply after concerns that its same store sales were not growing as quickly as its main competition, Lowe's. This led Home Depot's price to fall 32% during the year, subtracting 3.9% from the Fund's return. Discount retailer Kmart, experienced a drop of 75% in price before its deletion from the Consumer Discretionary Select Sector Index in January 2002 and subsequently filed for bankruptcy protection.

As of September 30, 2002, the Consumer Discretionary Select Sector SPDR Fund consisted of 88 companies.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT AT NET ASSET VALUE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND

[LINE CHART]

                                                               CONSUMER DISCRETIONARY SELECT
                                                                      SECTOR SPDR FUND                    S&P 500 INDEX
                                                               -----------------------------              -------------
12/16/98                                                                   10000                              10000
12/31/98                                                                   10705                              10584
03/31/99                                                                   11652                              11111
06/30/99                                                                   12145                              11895
09/30/99                                                                   10717                              11152
12/31/99                                                                   12675                              12811
03/31/00                                                                   11973                              13104
06/30/00                                                                   10611                              12756
09/30/00                                                                   10275                              12631
12/31/00                                                                   10575                              11644
03/31/01                                                                   10807                              10264
06/30/01                                                                   11440                              10864
09/30/01                                                                    9613                               9269
12/31/01                                                                   11988                              10260
03/31/02                                                                   12520                              10288
06/30/02                                                                   11504                               8909
09/30/02                                                                    9522                               7370

     THE SELECT SECTOR SPDR TRUST           ANNUAL REPORT
             MANAGEMENT'S DISCUSSION AND ANALYSIS

   PERFORMANCE AS OF SEPTEMBER 30, 2002

    ---------------------------------------------------------------------------------
                                         CUMULATIVE TOTAL RETURN
                              -------------------------------------------------------
                                                             CONSUMER
                               NET ASSET     MARKET       DISCRETIONARY
                                 VALUE       VALUE     SELECT SECTOR INDEX
    ---------------------------------------------------------------------------------
       ONE YEAR ENDED 9/30/02    -0.93%      -0.70%           -0.64%
    ---------------------------------------------------------------------------------
       THREE YEARS ENDED        -11.15%     -11.07%          -10.14%
       9/30/02
    ---------------------------------------------------------------------------------
       SINCE INCEPTION (1)       -7.86%      -8.59%           -6.70%
    ---------------------------------------------------------------------------------

    -------------------------  ------------------------------------------------------
                                        AVERAGE ANNUAL TOTAL RETURN
                               ----------------------------------------------
                                                              CONSUMER
                                NET ASSET     MARKET       DISCRETIONARY
                                  VALUE       VALUE     SELECT SECTOR INDEX
    ---------------------------------------------------------------------------------
       ONE YEAR ENDED 9/30/02     -0.93%      -0.70%           -0.64%
    ---------------------------------------------------------------------------------
       THREE YEARS ENDED          -3.86%      -3.83%           -3.50%
       9/30/02
    ---------------------------------------------------------------------------------
       SINCE INCEPTION (1)        -2.15%      -2.35%           -1.82%
    ---------------------------------------------------------------------------------

   (1) Total returns are calculated based on the commencement of trading on the AMEX, December 22, 1998.

   (Average annual total returns reflect past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is not indicative of future results.)

   TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2002

    --------------------------------------------------------------------------------------------------------------------------
       DESCRIPTION      WAL-MART STORES      VIACOM              HOME DEPOT      AOL TIME WARNER    LOWE'S COMPANIES
                        INCORPORATED         INCORPORATED        INCORPORATED    INCORPORATED       INCORPORATED
    --------------------------------------------------------------------------------------------------------------------------
       SHARES           485,471              192,574             257,115         487,157            84,963
    --------------------------------------------------------------------------------------------------------------------------
       MARKET VALUE     $23,904,592          7,808,876           6,710,702       5,699,737          3,517,468
    --------------------------------------------------------------------------------------------------------------------------
       % OF             21.04                6.87                5.91            5.02               3.10
       NET ASSETS
    --------------------------------------------------------------------------------------------------------------------------

   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

     THE SELECT SECTOR SPDR TRUST           ANNUAL REPORT
             MANAGEMENT'S DISCUSSION AND ANALYSIS

   FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
   CLOSING PRICE VS. NAV AS OF SEPTEMBER 30, 2002

    -----------------------------------------------------------------------------------------------------------------------------
                                          CLOSING PRICE ABOVE NAV                        CLOSING PRICE BELOW NAV
                                 ----------------------------------------------------------------------------------------
                                     50-99        100-199        >200               50-99        100-199        >200
                                     BASIS         BASIS         BASIS              BASIS         BASIS         BASIS
                                    POINTS        POINTS        POINTS             POINTS        POINTS        POINTS
                                 ----------------------------------------------------------------------------------------
                2002
    -----------------------------------------------------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/02        2             0             0                  2             0             0
    -----------------------------------------------------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/02        0             0             0                  0             0             0
    -----------------------------------------------------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/02        0             0             0                  2             0             0
    -----------------------------------------------------------------------------------------------------------------------------
                2001
    -----------------------------------------------------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/01        1             0             0                  7             0             1
    -----------------------------------------------------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/01        0             0             0                  2             0             0
    -----------------------------------------------------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/01        1             0             0                  4             1             0
    -----------------------------------------------------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/01        1             0             0                  2             0             0
    -----------------------------------------------------------------------------------------------------------------------------
                2000
    -----------------------------------------------------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/00        4             1             0                  4             0             0
    -----------------------------------------------------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/00        5             0             0                  3             1             0
    -----------------------------------------------------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/00        7             2             0                  3             0             0
    -----------------------------------------------------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/00        4             0             0                  6             1             0
    -----------------------------------------------------------------------------------------------------------------------------
                1999
    -----------------------------------------------------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/99        8             3             0                  2             2             0
    -----------------------------------------------------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/99        2             2             0                  6             0             0
    -----------------------------------------------------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/99        2             0             0                  9             0             0
    -----------------------------------------------------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/99        9             2             0                  4             1             0
    -----------------------------------------------------------------------------------------------------------------------------
                1998
    -----------------------------------------------------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/98*       1             0             0                  0             1             0
    -----------------------------------------------------------------------------------------------------------------------------

   * Commencement of Trading on the AMEX: December 22, 1998

     THE SELECT SECTOR SPDR TRUST           ANNUAL REPORT
             MANAGEMENT'S DISCUSSION AND ANALYSIS

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND
The Consumer Staples Select Sector SPDR Fund seeks to replicate the total return of the Consumer Staples Select Sector of the S&P 500 Index. To accomplish this, the Consumer Staples Select Sector SPDR Fund utilizes a "passive" or indexing investment approach and attempts to approximate the investment performance of its benchmark Select Sector Index, before expenses, by investing in a portfolio of stocks that seek to replicate the Consumer Staples Select Sector Index. For the twelve-month period ending September 30, 2002, the Fund returned -19.68% as compared to the Consumer Staples Select Sector Index return of -19.52% and the S&P 500 Index return of -20.48%.

The Consumer Staples Select Sector Index saw significant changes as a result of the Select Sector Index reconfiguration on June 24, 2002. The most notable changes were the removal of the pharmaceutical companies, including Pfizer, Johnson & Johnson, and Merck. The turnover due to these changes was approximately 55% each way.

The consumer staples select sector had been unable to hide from the negative sentiment surrounding general market conditions. Where in past periods the consumer staples select sector had been able to ride out down markets due to the number of "safe haven" securities in the index, there has been little evidence of safe havens recently. Health care and pharmaceutical stocks were hard hit in the second quarter 2002 before they were reclassified into the health care select sector index. Tobacco stocks were also unable to avoid the market's decline as Philip Morris (-14%) and UST (-9%) posted negative returns over the past twelve-months, subtracting almost 1% from the Fund's return. Conversely, alcohol related stocks produced some of the best returns for the period with Adolph Coors (+25%), and Anheuser Busch (+21%) leading the way, adding 0.3% to the Fund's overall return.

As of September 30, 2002, the Consumer Staples Select Sector SPDR Fund consisted of 34 companies.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT AT NET ASSET VALUE CONSUMER SERVICES SELECT SECTOR SPDR FUND
[LINE GRAPH]

                                                               CONSUMER STAPLES SELECT SECTOR
                                                                         SPDR FUND                        S&P 500 INDEX
                                                               ------------------------------             -------------
12/16/98                                                                  10000.00                           10000.00
12/31/98                                                                  10451.00                           10584.00
03/31/99                                                                  10193.00                           11111.00
06/30/99                                                                   9890.00                           11895.00
09/30/99                                                                   8755.00                           11152.00
12/31/99                                                                   8916.00                           12811.00
03/31/00                                                                   8228.00                           13104.00
06/30/00                                                                   9875.00                           12756.00
09/30/00                                                                   9797.00                           12631.00
12/31/00                                                                  11212.00                           11644.00
03/31/01                                                                   9798.00                           10264.00
06/30/01                                                                   9644.00                           10864.00
09/30/01                                                                   9945.00                            9269.00
12/31/01                                                                  10098.00                           10260.00
03/31/02                                                                  10390.00                           10288.00
06/30/02                                                                   8922.00                            8909.00
09/30/02                                                                   7988.00                            7370.00

     THE SELECT SECTOR SPDR TRUST           ANNUAL REPORT
             MANAGEMENT'S DISCUSSION AND ANALYSIS

   PERFORMANCE AS OF SEPTEMBER 30, 2002

    ---------------------------------------------------------------------------------
                                         CUMULATIVE TOTAL RETURN
                              -------------------------------------------------------
                               NET ASSET     MARKET      CONSUMER STAPLES
                                 VALUE       VALUE     SELECT SECTOR INDEX
    ---------------------------------------------------------------------------------
       ONE YEAR ENDED 9/30/02   -19.68%     -19.73%          -19.52%
    ---------------------------------------------------------------------------------
       THREE YEARS ENDED         -8.75%      -9.45%           -8.04%
       9/30/02
    ---------------------------------------------------------------------------------
       SINCE INCEPTION(1)       -21.33%     -21.62%          -20.64%
    ---------------------------------------------------------------------------------

    -------------------------  ------------------------------------------------------
                                        AVERAGE ANNUAL TOTAL RETURN
                               ----------------------------------------------
                                NET ASSET     MARKET      CONSUMER STAPLES
                                  VALUE       VALUE     SELECT SECTOR INDEX
    ---------------------------------------------------------------------------------
       ONE YEAR ENDED 9/30/02    -19.68%     -19.73%          -19.52%
    ---------------------------------------------------------------------------------
       THREE YEARS ENDED          -3.01%      -3.25%           -2.76%
       9/30/02
    ---------------------------------------------------------------------------------
       SINCE INCEPTION(1)         -6.16%      -6.25%           -5.94%
    ---------------------------------------------------------------------------------

   (1) Total returns are calculated based on the commencement of trading on the AMEX, December 22, 1998.

   (Average annual total returns reflect past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is not indicative of future results.)

   TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2002

    ------------------------------------------------------------------------------------------------------------------------
       DESCRIPTION        COCA-COLA      PROCTER & GAMBLE    PHILIP MORRIS COMPANY    PEPSICO         ANHEUSER-BUSCH
                          COMPANY        COMPANY             INCORPORATED             INCORPORATED    COMPANIES INCORPORATED
    ------------------------------------------------------------------------------------------------------------------------
       SHARES             661,361        346,275             563,221                  472,165         186,592
    ------------------------------------------------------------------------------------------------------------------------
       MARKET VALUE       $31,718,873    30,950,059          21,852,975               17,446,497      9,441,555
    ------------------------------------------------------------------------------------------------------------------------
       % OF               15.45          15.08               10.65                    8.50            4.60
       NET ASSETS
    ------------------------------------------------------------------------------------------------------------------------

   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

     THE SELECT SECTOR SPDR TRUST           ANNUAL REPORT
             MANAGEMENT'S DISCUSSION AND ANALYSIS

   FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
   CLOSING PRICE VS. NAV AS OF SEPTEMBER 30, 2002

    ----------------------------------------------------------------------------------
                                                CLOSING PRICE ABOVE NAV
                                 ---------------------------------------------------------------------------------------------------
                                       50-99            100-199            >200
                                       BASIS             BASIS             BASIS
                                      POINTS            POINTS            POINTS
                                 -----------------------------------------------------
                2002
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/02          1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/02          0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/02          1                 0                 0
    ----------------------------------------------------------------------------------
                2001
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/01          2                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/01          4                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/01          1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/01          1                 0                 0
    ----------------------------------------------------------------------------------
                2000
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/00          2                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/00          3                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/00          7                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/00          9                 1                 0
    ----------------------------------------------------------------------------------
                1999
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/99          9                 1                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/99         15                 1                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/99         11                 1                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/99          3                 0                 0
    ----------------------------------------------------------------------------------
                1998
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/98*         0                 0                 0
    ----------------------------------------------------------------------------------

    ----------------------------  ----------------------------------------------------------------
                                                 CLOSING PRICE BELOW NAV
                                ----------------------------------------------------------------------------------------------------
                                        50-99            100-199            >200
                                        BASIS             BASIS             BASIS
                                       POINTS            POINTS            POINTS
                                  ----------------------------------------------------------------
                2002
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/02           3                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/02           0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/02           3                 0                 0
    ----------------------------------------------------------------------------------
                2001
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/01           9                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/01           7                 1                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/01           2                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/01           5                 0                 0
    ----------------------------------------------------------------------------------
                2000
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/00           2                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/00           1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/00           9                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/00           6                 0                 0
    ----------------------------------------------------------------------------------
                1999
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/99           3                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/99           3                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/99           1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/99           1                 0                 0
    ----------------------------------------------------------------------------------
                1998
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/98*          0                 0                 0
    ----------------------------------------------------------------------------------

   * Commencement of Trading on the AMEX: December 22, 1998

     THE SELECT SECTOR SPDR TRUST           ANNUAL REPORT
             MANAGEMENT'S DISCUSSION AND ANALYSIS

THE ENERGY SELECT SECTOR SPDR FUND
The Energy Select Sector SPDR Fund seeks to replicate the total return of the Energy Select Sector of the S&P 500 Index. To accomplish this, the Energy Select Sector SPDR Fund utilizes a "passive" or indexing investment approach and attempts to approximate the investment performance of its benchmark Select Sector Index, before expenses, by investing in a portfolio of stocks that seek to replicate the Energy Select Sector Index. For the twelve-month period ending September 30, 2002, the Fund had a return of -16.72% as compared to the Energy Select Sector Index return of -16.60% and the S&P 500 Index return of -20.48%.

As a result of the June 24, 2002 Select Sector reconfiguration, four companies were deleted from the Energy Select Sector SPDR Fund resulting in turnover of just over 6% each way. The Energy Select Sector produced better results than the S&P 500 during the year, surpassing the S&P 500 by nearly 3.9%.

Apache Corp (52.08%), Devon Energy (40.26%), and Occidental Petroleum (16.6%) had the largest positive contributions to return during the quarter ended September 30, 2002. The above mentioned top performers were not nearly enough to overcome the effect of corporate governance concerns and negative earnings news on the majority of stocks within the energy select sector. Continued fear over terrorism and the potential war against Iraq also added extreme price volatility in the markets fueling additional negative pressure on the energy select sector. Exxon-Mobil (-19.04%) and Enron (-99.54%) had negative contributions to the overall performance, pulling the energy select sector down (-3.41%) and (-2.65%), respectively. Enron, one of the first companies indicted for a lack of corporate governance, was removed from the index in November 2001, but not before being the second largest contributor to the energy select sector's negative performance. Additionally, Royal Dutch along with five other names in the S&P 500 were removed in July 2002 due to being incorporated outside the U.S. Royal Dutch was responsible for a (-1.55%) contribution to the energy select sector's return before being removed from the energy select sector.

As of September 30, 2002, the Energy Select Sector SPDR Fund consisted of 23 companies.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
CONSUMER SERVICES SELECT SECTOR SPDR FUND
[LINE GRAPH]

                                                               ENERGY SELECT SECTOR SPDR FUND             S&P 500 INDEX
                                                               ------------------------------             -------------
12/16/98                                                                   10000                              10000
12/31/98                                                                    9835                              10584
03/31/99                                                                   10483                              11111
06/30/99                                                                   11993                              11895
09/30/99                                                                   11791                              11152
12/31/99                                                                   11707                              12811
03/31/00                                                                   12672                              13104
06/30/00                                                                   13098                              12756
09/30/00                                                                   14314                              12631
12/31/00                                                                   14558                              11644
03/31/01                                                                   13514                              10264
06/30/01                                                                   13419                              10864
09/30/01                                                                   11482                               9269
12/31/01                                                                   11885                              10260
03/31/02                                                                   12913                              10288
06/30/02                                                                   11780                               8909
09/30/02                                                                    9560                               7370

     THE SELECT SECTOR SPDR TRUST           ANNUAL REPORT
             MANAGEMENT'S DISCUSSION AND ANALYSIS

   PERFORMANCE AS OF SEPTEMBER 30, 2002

    ---------------------------------------------------------------------------------
                                         CUMULATIVE TOTAL RETURN
                              -------------------------------------------------------
                               NET ASSET     MARKET           ENERGY
                                 VALUE       VALUE     SELECT SECTOR INDEX
    ---------------------------------------------------------------------------------
       ONE YEAR ENDED 9/30/02   -16.72%     -16.41%          -16.60%
    ---------------------------------------------------------------------------------
       THREE YEARS ENDED        -18.93%     -18.80%          -18.05%
       9/30/02
    ---------------------------------------------------------------------------------
       SINCE INCEPTION (1)       -2.90%      -2.97%           -1.79%
    ---------------------------------------------------------------------------------

    -------------------------  ------------------------------------------------------
                                        AVERAGE ANNUAL TOTAL RETURN
                               ----------------------------------------------
                                NET ASSET     MARKET           ENERGY
                                  VALUE       VALUE     SELECT SECTOR INDEX
    ---------------------------------------------------------------------------------
       ONE YEAR ENDED 9/30/02    -16.72%     -16.41%          -16.60%
    ---------------------------------------------------------------------------------
       THREE YEARS ENDED          -6.76%      -6.71%           -6.42%
       9/30/02
    ---------------------------------------------------------------------------------
       SINCE INCEPTION (1)        -0.78%      -0.80%           -0.48%
    ---------------------------------------------------------------------------------

   (1) Total returns are calculated based on the commencement of trading on the AMEX, December 22, 1998.

   (Average annual total returns reflect past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is not indicative of future results.)

   TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2002

    ---------------------------------------------------------------------------------------------------------------------------
       DESCRIPTION        EXXON MOBIL     CHEVRON TEXACO     CONOCO PHILLIPS     SCHLUMBERGER     ANADARKO PETROLEUM
                          CORPORATION     CORPORATION        INCORPORATED        LIMITED          CORPORATION
    ---------------------------------------------------------------------------------------------------------------------------
       SHARES             1,697,637       593,720            407,856             285,389          195,959
    ---------------------------------------------------------------------------------------------------------------------------
       MARKET VALUE       $54,154,620     41,115,110         18,859,261          10,976,061       8,728,014
    ---------------------------------------------------------------------------------------------------------------------------
       % OF               22.57           17.14              7.86                4.57             3.64
       NET ASSETS
    ---------------------------------------------------------------------------------------------------------------------------

   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

     THE SELECT SECTOR SPDR TRUST           ANNUAL REPORT
             MANAGEMENT'S DISCUSSION AND ANALYSIS

   FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
   CLOSING PRICE VS. NAV AS OF SEPTEMBER 30, 2002

    ----------------------------------------------------------------------------------
                                                CLOSING PRICE ABOVE NAV
                                 ---------------------------------------------------------------------------------------------------
                                       50-99            100-199            >200
                                       BASIS             BASIS             BASIS
                                      POINTS            POINTS            POINTS
                                 -----------------------------------------------------
                2002
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/02          1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/02          0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/02          0                 0                 0
    ----------------------------------------------------------------------------------
                2001
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/01          0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/01          3                 1                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/01          1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/01          0                 0                 0
    ----------------------------------------------------------------------------------
                2000
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/00          2                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/00          0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/00          4                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/00          5                 1                 0
    ----------------------------------------------------------------------------------
                1999
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/99          1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/99          0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/99          2                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/99          7                 0                 0
    ----------------------------------------------------------------------------------
                1998
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/98*         1                 0                 0
    ----------------------------------------------------------------------------------

    ----------------------------  ----------------------------------------------------------------
                                                 CLOSING PRICE BELOW NAV
                                ----------------------------------------------------------------------------------------------------
                                        50-99            100-199            >200
                                        BASIS             BASIS             BASIS
                                       POINTS            POINTS            POINTS
                                  ----------------------------------------------------------------
                2002
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/02           0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/02           0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/02           0                 0                 0
    ----------------------------------------------------------------------------------
                2001
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/01           4                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/01           1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/01           0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/01           3                 0                 0
    ----------------------------------------------------------------------------------
                2000
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/00           1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/00           2                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/00           5                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/00           4                 0                 0
    ----------------------------------------------------------------------------------
                1999
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/99           2                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/99           0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/99           5                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/99           0                 0                 0
    ----------------------------------------------------------------------------------
                1998
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/98*          0                 0                 0
    ----------------------------------------------------------------------------------

   * Commencement of Trading on the AMEX: December 22, 1998

     THE SELECT SECTOR SPDR TRUST           ANNUAL REPORT
             MANAGEMENT'S DISCUSSION AND ANALYSIS

THE FINANCIAL SELECT SECTOR SPDR FUND
The Financial Select Sector SPDR Fund seeks to replicate the total return of the Financial Select Sector of the S&P 500 Index. To accomplish this, the Financial Select Sector SPDR Fund utilizes a "passive" or indexing investment approach and attempts to approximate the investment performance of its benchmark Select Sector Index, before expenses, by investing in a portfolio of stocks that seek to replicate the Financial Select Sector Index. For the twelve-month period ending September 30, 2002, the Fund had a return of -14.87% as compared to the Select Sector Index return of -14.65% and the S&P 500 Index return of -20.48%.

The Select Sector Index reconfiguration that occurred on June 24, 2002, had little impact to the Financial Select Sector SPDR Fund. The Financial Select Sector Index experienced one addition which resulted in less than 1% turnover in the Fund.

The Financial Select Sector Index managed to outperform the S&P 500 Index by over 5% during the last year as financial stocks were buoyed by the low interest rate environment and numerous interest rate cuts by the Federal Reserve. Interest rate cuts aided banks in generating gains during the twelve-month period ended September 30, 2002. BankAmerica Corp added 0.5% to Financial Select Sector SPDR Fund's return by posting a 9.25% price return during the year. Bank One Corp's price gained 18.8% during the year, adding 0.4% to the Fund's return. In general, insurance companies posted negative returns during the Fund's fiscal year as a result of falling equity markets. American International Group's price fell 29.8% during the year, subtracting 3.5% from the Fund's return. The investment banking industry was dragged down by investigations into IPO allocation practices that allegedly favored investment banking clients. They were further damaged by the accounting scandal at Enron. Citigroup's price fell 26.8% during the year, subtracting over 3% from the Fund's return and JP Morgan Chase's price fell 26.8%, subtracting 1.7 % from the Fund's return.

As of September 30, 2002, the Financial Select Sector SPDR Fund consisted of 81 companies.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT AT NET ASSET VALUE FINANCIAL SELECT SECTOR SPDR FUND

[LINE GRAPH]

                                                                FINANCIAL SELECT SECTOR SPDR
                                                                            FUND                          S&P 500 INDEX
                                                                ----------------------------              -------------
12/16/98                                                                  10000.00                           10000.00
12/31/98                                                                  10597.00                           10584.00
03/31/99                                                                  11371.00                           11111.00
06/30/99                                                                  11925.00                           11895.00
09/30/99                                                                  10097.00                           11152.00
12/31/99                                                                  10956.00                           12811.00
03/31/00                                                                  11195.00                           13104.00
06/30/00                                                                  10885.00                           12756.00
09/30/00                                                                  13446.00                           12631.00
12/31/00                                                                  13743.00                           11644.00
03/31/01                                                                  12418.00                           10264.00
06/30/01                                                                  13386.00                           10864.00
09/30/01                                                                  11631.00                            9269.00
12/31/01                                                                  12489.00                           10260.00
03/31/02                                                                  12914.00                           10288.00
06/30/02                                                                  11945.00                            8909.00
09/30/02                                                                   9903.00                            7370.00

     THE SELECT SECTOR SPDR TRUST           ANNUAL REPORT
             MANAGEMENT'S DISCUSSION AND ANALYSIS

   PERFORMANCE AS OF SEPTEMBER 30, 2002

    ---------------------------------------------------------------------------------
                                         CUMULATIVE TOTAL RETURN
                              -------------------------------------------------------
                               NET ASSET     MARKET         FINANCIAL
                                 VALUE       VALUE     SELECT SECTOR INDEX
    ---------------------------------------------------------------------------------
       ONE YEAR ENDED 9/30/02   -14.87%     -14.76%          -14.65%
    ---------------------------------------------------------------------------------
       THREE YEARS ENDED         -1.88%      -2.22%           -1.03%
       9/30/02
    ---------------------------------------------------------------------------------
       SINCE INCEPTION (1)       -6.10%      -6.42%           -5.31%
    ---------------------------------------------------------------------------------

    -------------------------  ------------------------------------------------------
                                        AVERAGE ANNUAL TOTAL RETURN
                               ----------------------------------------------
                                NET ASSET     MARKET         FINANCIAL
                                  VALUE       VALUE     SELECT SECTOR INDEX
    ---------------------------------------------------------------------------------
       ONE YEAR ENDED 9/30/02    -14.87%     -14.76%          -14.65%
    ---------------------------------------------------------------------------------
       THREE YEARS ENDED          -0.63%      -0.75%           -0.34%
       9/30/02
    ---------------------------------------------------------------------------------
       SINCE INCEPTION (1)        -1.65%      -1.74%           -1.44%
    ---------------------------------------------------------------------------------

   (1) Total returns are calculated based on the commencement of trading on the AMEX, December 22, 1998.

   (Average annual total returns reflect past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is not indicative of future results.)

   TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2002

    ------------------------------------------------------------------------------------------------------------------------
       DESCRIPTION        CITIGROUP       AMERICAN INTERNATIONAL    BANK OF AMERICA    WELLS FARGO &    FANNIE MAE
                          INCORPORATED    GROUP INCORPORATED        CORPORATION        COMPANY
    ------------------------------------------------------------------------------------------------------------------------
       SHARES             1,309,772       675,661                   388,966            440,083          257,579
    ------------------------------------------------------------------------------------------------------------------------
       MARKET VALUE       $38,834,740     36,958,657                24,816,031         21,194,397       15,336,254
    ------------------------------------------------------------------------------------------------------------------------
       % OF               9.69            9.22                      6.19               5.29             3.83
       NET ASSETS
    ------------------------------------------------------------------------------------------------------------------------

   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

     THE SELECT SECTOR SPDR TRUST           ANNUAL REPORT
             MANAGEMENT'S DISCUSSION AND ANALYSIS

   FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
   CLOSING PRICE vs. NAV AS OF SEPTEMBER 30, 2002

    ----------------------------------------------------------------------------------
                                                CLOSING PRICE ABOVE NAV
                                 ---------------------------------------------------------------------------------------------------
                                       50-99            100-199            >200
                                       BASIS             BASIS             BASIS
                                      POINTS            POINTS            POINTS
                                 -----------------------------------------------------
                2002
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/02          0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/02          0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/02          1                 0                 0
    ----------------------------------------------------------------------------------
                2001
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/01          4                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/01          2                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/01          0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/01          0                 0                 0
    ----------------------------------------------------------------------------------
                2000
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/00          2                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/00          1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/00          2                 1                 1
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/00          1                 0                 0
    ----------------------------------------------------------------------------------
                1999
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/99          5                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/99          1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/99          1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/99          3                 0                 0
    ----------------------------------------------------------------------------------
                1998
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/98*         1                 0                 0
    ----------------------------------------------------------------------------------

    ----------------------------  ----------------------------------------------------------------
                                                 CLOSING PRICE BELOW NAV
                                ----------------------------------------------------------------------------------------------------
                                        50-99            100-199            >200
                                        BASIS             BASIS             BASIS
                                       POINTS            POINTS            POINTS
                                  ----------------------------------------------------------------
                2002
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/02           0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/02           0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/02           1                 0                 0
    ----------------------------------------------------------------------------------
                2001
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/01           1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/01           1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/01           0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/01           1                 0                 0
    ----------------------------------------------------------------------------------
                2000
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/00           1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/00           0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/00           6                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/00           1                 0                 0
    ----------------------------------------------------------------------------------
                1999
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/99           0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/99           2                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/99           3                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/99           1                 0                 0
    ----------------------------------------------------------------------------------
                1998
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/98*          0                 0                 0
    ----------------------------------------------------------------------------------

   * Commencement of Trading on the AMEX: December 22, 1998

     THE SELECT SECTOR SPDR TRUST           ANNUAL REPORT
             MANAGEMENT'S DISCUSSION AND ANALYSIS

THE HEALTH CARE SELECT SECTOR SPDR FUND
The Health Care Select Sector SPDR Fund seeks to replicate the total return of the Health Care Select Sector of the S&P 500 Index. To accomplish this, the Health Care Select Sector SPDR Fund utilizes a "passive" or indexing investment approach and attempts to approximate the investment performance of its benchmark Select Sector Index, before expenses, by investing in a portfolio of stocks that seek to replicate the Health Care Select Sector Index. For the twelve-month period ending September 30, 2002, the Fund had a return of 8.27% as compared to the Health Care Select Sector Index return of 8.58% and the S&P 500 Index return of -20.48%.

The index reconfiguration that occurred on June 24, 2002 had a large impact on the Health Care Select Sector SPDR Fund. Thirty-four new constituents added to the Health Care Select Sector Index while thirty-three constituents were deleted. Only twelve health care companies that existed in the index remained after the reconfiguration. As a result of this change, many of the stocks that made significant contributions to the Health Care Select Sector SPDR Fund's return during the prior twelve months are no longer constituents in the fund. The positive return relative to the S&P 500 was primarily a result of the consumer oriented stocks that were in the fund prior to the reconfiguration. On a comparable basis, the consumer sector during the past twelve months was one of the few positive areas of the economy.

Two of the best performing stocks in the Health Care Select Sector SPDR Fund, during the year ended September 30, 2002, were Harrah's (78.5%) and International Game Technology ("IGT") (62.7%). Regional gambling sites also grew during the same period at the expense of Las Vegas. Harrah's, with a foothold in nearly all regional sites, was an immediate beneficiary of this trend as overall revenue associated with legalized gambling continued to rise. As the market leader in slot machines, the growth in regional sites directly fueled IGT's bottom line. Other strong performers, such as Starbucks and Darden restaurants, benefited from continued consumer spending in their specific market segments. In connection with the index reconfiguration, all of the above mentioned stocks were removed from the Health Care Select Sector SPDR Fund.

Some of the worst performing stocks in the Health Care Select Sector SPDR Fund were Quintiles Transnational (-34.9%), Healthsouth Corp (-74.4%), and IMS Health (-39.9%). A difficult pharmaceutical environment hurt both Quintiles and IMS Health, while an earnings shortfall caused by a significant change in Medicare billing negatively impacted Healthsouth's performance. During the past twelve months, the returns for many of the constituents in the Health Care Select Sector SPDR Fund posted negative returns. In the majority of these cases, the broad economic downturn was responsible for the declines.

As of September 30, 2002, the Health Care Select Sector SPDR Fund consisted of 46 companies.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT AT NET ASSET VALUE ENERGY SELECT SECTOR SPDR FUND

[LINE GRAPH]

                                                               HEALTH CARE SELECT SECTOR SPDR
                                                                            FUND                          S&P 500 INDEX
                                                               ------------------------------             -------------
12/16/98                                                                   10000                              10000
12/31/98                                                                   10817                              10584
03/31/99                                                                   11659                              11111
06/30/99                                                                   12297                              11895
09/30/99                                                                   11203                              11152
12/31/99                                                                   12988                              12811
03/31/00                                                                   12937                              13104
06/30/00                                                                   12352                              12756
09/30/00                                                                   12193                              12631
12/31/00                                                                   11486                              11644
03/31/01                                                                   11357                              10264
06/30/01                                                                   12430                              10864
09/30/01                                                                    9913                               9269
12/31/01                                                                   11464                              10260
03/31/02                                                                   12440                              10288
06/30/02                                                                   11576                               8909
09/30/02                                                                   10733                               7370

     THE SELECT SECTOR SPDR TRUST           ANNUAL REPORT
             MANAGEMENT'S DISCUSSION AND ANALYSIS

   PERFORMANCE AS OF SEPTEMBER 30, 2002

    ------------------------------------------------------------------------------------------------------------------------------
                                         CUMULATIVE TOTAL RETURN                              AVERAGE ANNUAL TOTAL RETURN
                              ----------------------------------------------------------------------------------------------------
                               NET ASSET    MARKET        HEALTH CARE                 NET ASSET    MARKET        HEALTH CARE
                                 VALUE       VALUE    SELECT SECTOR INDEX               VALUE       VALUE    SELECT SECTOR INDEX
    ------------------------------------------------------------------------------------------------------------------------------
       ONE YEAR ENDED 9/30/02     8.27%      8.58%            8.58%                      8.27%      8.58%            8.58%
    ------------------------------------------------------------------------------------------------------------------------------
       THREE YEARS ENDED         -4.20%     -3.99%           -3.76%                     -1.42%     -1.35%           -1.27%
       9/30/02
    ------------------------------------------------------------------------------------------------------------------------------
       SINCE INCEPTION (1)        2.87%      3.23%            4.02%                      0.75%      0.85%            1.05%
    ------------------------------------------------------------------------------------------------------------------------------

   (1) Total returns are calculated based on the commencement of trading on the AMEX, December 22, 1998.

   (Average annual total returns reflect past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is not indicative of future results.)

   TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2002

    --------------------------------------------------------------------------------------------------------------
       DESCRIPTION        PFIZER          JOHNSON & JOHNSON    MERCK & COMPANY    ABBOTT       ELI LILLY
                          INCORPORATED    COMPANY              INCORPORATED       LABS         &
                                                                                               COMPANY
    --------------------------------------------------------------------------------------------------------------
       SHARES             594,246         285,653              215,924            150,011      107,877
    --------------------------------------------------------------------------------------------------------------
       MARKET VALUE       $17,245,019     15,448,114           9,869,886          6,060,444    5,969,913
    --------------------------------------------------------------------------------------------------------------
       % OF               15.63           14.00                8.95               5.49         5.41
       NET ASSETS
    --------------------------------------------------------------------------------------------------------------

   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

     THE SELECT SECTOR SPDR TRUST           ANNUAL REPORT
             MANAGEMENT'S DISCUSSION AND ANALYSIS

   FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
   CLOSING PRICE VS. NAV AS OF SEPTEMBER 30, 2002

    ----------------------------------------------------------------------------------
                                                CLOSING PRICE ABOVE NAV
                                 ---------------------------------------------------------------------------------------------------
                                       50-99            100-199            >200
                                       BASIS             BASIS             BASIS
                                      POINTS            POINTS            POINTS
                                 -----------------------------------------------------
                2002
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/02          1                 1                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/02          1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/02          1                 0                 0
    ----------------------------------------------------------------------------------
                2001
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/01          1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/01          2                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/01          2                 1                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/01          3                 0                 0
    ----------------------------------------------------------------------------------
                2000
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/00          4                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/00          0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/00          2                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/00          2                 1                 0
    ----------------------------------------------------------------------------------
                1999
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/99          4                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/99          1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/99          0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/99         11                 0                 0
    ----------------------------------------------------------------------------------
                1998
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/98*         1                 0                 0
    ----------------------------------------------------------------------------------

    ----------------------------  ----------------------------------------------------------------
                                                 CLOSING PRICE BELOW NAV
                                ----------------------------------------------------------------------------------------------------
                                        50-99            100-199            >200
                                        BASIS             BASIS             BASIS
                                       POINTS            POINTS            POINTS
                                  ----------------------------------------------------------------
                2002
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/02           0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/02           0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/02           3                 0                 0
    ----------------------------------------------------------------------------------
                2001
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/01          10                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/01           4                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/01           3                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/01           7                 0                 0
    ----------------------------------------------------------------------------------
                2000
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/00           5                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/00           8                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/00           7                 1                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/00          10                 1                 0
    ----------------------------------------------------------------------------------
                1999
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/99           1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/99           2                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/99           5                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/99           1                 0                 0
    ----------------------------------------------------------------------------------
                1998
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/98*          0                 0                 0
    ----------------------------------------------------------------------------------

   * Commencement of Trading on the AMEX: December 22, 1998

     THE SELECT SECTOR SPDR TRUST           ANNUAL REPORT
             MANAGEMENT'S DISCUSSION AND ANALYSIS

THE INDUSTRIAL SELECT SECTOR SPDR FUND
The Industrial Select Sector SPDR Fund seeks to replicate the total return of the Industrial Select Sector of the S&P 500 Index. To accomplish this, the Industrial Select Sector SPDR Fund utilizes a "passive" or indexing investment approach and attempts to approximate the investment performance of its benchmark Select Sector Index, before expenses, by investing in a portfolio of stocks that seek to replicate the Industrial Select Sector Index. For the twelve-month period ending September 30, 2002, the Fund had a return of -16.24% as compared to the Industrial Select Sector Index return of -16.00% and the S&P 500 Index return of -20.48%.

The index reconfiguration that occurred on June 24, 2002 caused some significant changes to the Industrial Select Sector SPDR Index. The reconfiguration involved the addition of thirty-one new constituents to the Industrial Select Sector Index and the removal of thirteen. Although none of the individual changes were significant in terms of their size, the accumulated impact of the changes resulted in a dramatically altered fund. The Industrial Select Sector SPDR Fund's over-performance relative to the S&P 500 was primarily a result of the success of a number of this index's constituents. Several firms were able to post positive returns through their strong management and their ability to generate better than expected business performance.

During the twelve-month period ended September 30, 2002, some of the better performing stocks in the Industrial Select Sector SPDR Fund included TRW Inc. (90.5%), Rockwell Collins (57.0%), and Lockheed Martin (48.8%). An upswing in defense spending was primarily responsible for Lockheed's strong return. Better than expected business performance combined with the growth in defense spending were the leading contributors to Rockwell's positive performance. The possible acquisition of TRW was partly responsible for its significant gains during the prior twelve months. A number of other companies such as ITT (40.5%), United Technologies (23.5%), and Deere & Company (23.2%) were able to post positive numbers during the past year. Strong management and better than expected performance were the leading causes behind these returns.

On the other hand, the past twelve months was a trying time for the majority of stocks in the Industrial Select Sector SPDR Fund. Several of the worst performers during the twelve-month period ended September 30, 2002 were Corning (-56%), PerkinElmer (-57.3%) and Tyco (-69%). The poor returns for both Corning and PerkinElmer were caused, in part, by an erosion of their balance sheets. The general economic downturn has had a dramatically negative impact on these two companies. Tyco's return was primarily caused by the complete disappearance of faith in their management. In general, the reluctance of many businesses to engage in capital spending caused significant declines for a number of stocks in the Industrial Select Sector SPDR Fund.

As of September 30, 2002, the Industrial Select Sector SPDR Fund consisted of 69 companies.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT AT NET ASSET VALUE INDUSTRIAL SELECT SECTOR SPDR FUND

[LINE GRAPH]

                                                               INDUSTRIAL SELECT SECTOR SPDR
                                                                            FUND                          S&P 500 INDEX
                                                               -----------------------------              -------------
12/16/98                                                                   10000                              10000
12/31/98                                                                   10759                              10584
03/31/99                                                                   11010                              11111
06/30/99                                                                   13153                              11895
09/30/99                                                                   12740                              11152
12/31/99                                                                   13223                              12811
03/31/00                                                                   13001                              13104
06/30/00                                                                   12786                              12756
09/30/00                                                                   13645                              12631
12/31/00                                                                   14150                              11644
03/31/01                                                                   12030                              10264
06/30/01                                                                   13194                              10864
09/30/01                                                                   10766                               9269
12/31/01                                                                   12696                              10260
03/31/02                                                                   12498                              10288
06/30/02                                                                   10986                               8909
09/30/02                                                                    9017                               7370

     THE SELECT SECTOR SPDR TRUST           ANNUAL REPORT
             MANAGEMENT'S DISCUSSION AND ANALYSIS

   PERFORMANCE AS OF SEPTEMBER 30, 2002

    ---------------------------------------------------------------------------------
                                         CUMULATIVE TOTAL RETURN
                              -------------------------------------------------------
                               NET ASSET     MARKET         INDUSTRIAL
                                 VALUE       VALUE     SELECT SECTOR INDEX
    ---------------------------------------------------------------------------------
       ONE YEAR ENDED 9/30/02   -16.24%     -16.40%          -16.00%
    ---------------------------------------------------------------------------------
       THREE YEARS ENDED        -29.23%     -29.32%          -28.53%
       9/30/02
    ---------------------------------------------------------------------------------
       SINCE INCEPTION (1)      -12.32%     -12.15%          -11.24%
    ---------------------------------------------------------------------------------

    -------------------------  ------------------------------------------------------
                                        AVERAGE ANNUAL TOTAL RETURN
                               ----------------------------------------------
                                NET ASSET     MARKET         INDUSTRIAL
                                  VALUE       VALUE     SELECT SECTOR INDEX
    ---------------------------------------------------------------------------------
       ONE YEAR ENDED 9/30/02    -16.24%     -16.40%          -16.00%
    ---------------------------------------------------------------------------------
       THREE YEARS ENDED         -10.88%     -10.92%          -10.59%
       9/30/02
    ---------------------------------------------------------------------------------
       SINCE INCEPTION (1)        -3.43%      -3.37%           -3.11%
    ---------------------------------------------------------------------------------

   (1) Total returns are calculated based on the commencement of trading on the AMEX, December 22, 1998.

   (Average annual total returns reflect past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is not indicative of future results.)

   TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2002

    -----------------------------------------------------------------------------------------
       DESCRIPTION        GENERAL         UNITED PARCEL         3M COMPANY      LOCKHEED         BOEING COMPANY
                          ELECTRIC        SERVICE                               MARTIN
                          COMPANY         INCORPORATED                          CORPORATION
    ----------------------------------------------------------------------------------------------------------------------
       SHARES             764,088         108,926               38,730          45,767           84,012
    ----------------------------------------------------------------------------------------------------------------------
       MARKET VALUE       $18,834,769     6,811,143             4,259,138       2,959,752        2,867,329
    ----------------------------------------------------------------------------------------------------------------------
       % OF               21.70           7.85                  4.91            3.41             3.30
       NET ASSETS
    ----------------------------------------------------------------------------------------------------------------------

   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

     THE SELECT SECTOR SPDR TRUST           ANNUAL REPORT
             MANAGEMENT'S DISCUSSION AND ANALYSIS

   FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
   CLOSING PRICE VS. NAV AS OF SEPTEMBER 30, 2002

    ----------------------------------------------------------------------------------
                                                CLOSING PRICE ABOVE NAV
                                 -----------------------------------------------------
                                       50-99            100-199            >200
                                       BASIS             BASIS             BASIS
                                      POINTS            POINTS            POINTS
                                 ---------------------------------------------------------------------------------------------------
                2002
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/02          2                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/02          0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/02          4                 0                 0
    ----------------------------------------------------------------------------------
                2001
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/01          4                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/01          3                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/01          1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/01          1                 0                 0
    ----------------------------------------------------------------------------------
                2000
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/00          6                 1                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/00          4                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/00          9                 2                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/00          7                 0                 0
    ----------------------------------------------------------------------------------
                1999
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/99          2                 1                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/99          1                 1                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/99          3                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/99          5                 2                 0
    ----------------------------------------------------------------------------------
                1998
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/98*         2                 0                 0
    ----------------------------------------------------------------------------------

    ----------------------------  ----------------------------------------------------------------
                                                 CLOSING PRICE BELOW NAV
                                  -----------------------------------------------------
                                        50-99            100-199            >200
                                        BASIS             BASIS             BASIS
                                       POINTS            POINTS            POINTS
                                ----------------------------------------------------------------------------------------------------
                2002
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/02           5                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/02           1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/02           5                 0                 0
    ----------------------------------------------------------------------------------
                2001
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/01           4                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/01           0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/01           3                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/01           0                 0                 0
    ----------------------------------------------------------------------------------
                2000
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/00           2                 2                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/00           4                 1                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/00           9                 1                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/00           2                 0                 0
    ----------------------------------------------------------------------------------
                1999
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/99           2                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/99           1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/99           2                 1                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/99           4                 1                 0
    ----------------------------------------------------------------------------------
                1998
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/98*          1                 0                 0
    ----------------------------------------------------------------------------------

   * Commencement of Trading on the AMEX: December 22, 1998

     THE SELECT SECTOR SPDR TRUST           ANNUAL REPORT
             MANAGEMENT'S DISCUSSION AND ANALYSIS

THE MATERIALS SELECT SECTOR SPDR FUND
The Materials Select Sector SPDR Fund seeks to replicate the total return of the Materials Select Sector of the S&P 500 Index. To accomplish this, the Materials Select Sector SPDR Fund utilizes a "passive" or indexing investment approach and attempts to approximate the investment performance of its benchmark Select Sector Index, before expenses, by investing in a portfolio of stocks that seek to replicate the Materials Select Sector Index. For the twelve-month period ending September 30, 2002, the Fund had a return of -6.27% as compared to the Materials Select Sector Index return of -6.04% and the S&P 500 Index return of -20.48%.

In connection with the Select Sector Index reconfiguration on June 24, 2002, the Basic Industries Select Sector SPDR Fund was renamed the Materials Select Sector SPDR Fund. Two companies were deleted and one was added to the Materials Select Sector Fund, resulting in turnover of just over 4% each way. In addition, Standard and Poor's removed all S&P 500 index members domiciled outside the U.S. in July 2002. This resulted in 4 more deletions from the Material Select Sector Index, resulting in 10.3% turnover in the fund. The Materials Select Sector Fund produced better results than the S&P 500 Index during the last year, out-performing the S&P 500 by 14%.

The Fund gained the benefit of holding Avery Dennison through June 24, 2002, before it was moved to the Industrial Select Sector SPDR Fund. In the period through June 24, 2002, Avery Dennison's price rose 34%, contributing approximately 0.7% to the Fund's return. Other notable contributors were Praxair (price rose 21.7% in absolute terms) adding 0.6% to the Fund's return, and Ball Corp (68%) adding 0.4% to the Fund's return. On the downside, Alcoa, whose position represented nearly 10.6% of the Fund, experienced a 38% drop that contributed -4% to the Fund's overall return. Dow Chemical, another large index component at 11.7%, fell 16.6% during the year, contributing -1.9% to the fund's return. These 2 large components account for almost all of the negative performance in the index during the year ended September 30, 2002.

As of September 30, 2002, the Materials Select Sector SPDR Fund consisted of 34 companies.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT AT NET ASSET VALUE MATERIALS SELECT SECTOR SPDR FUND

[LINE GRAPH]

                                                                MATERIALS SELECT SECTOR SPDR
                                                                            FUND                          S&P 500 INDEX
                                                                ----------------------------              -------------
12/16/98                                                                   10000                              10000
12/31/98                                                                   10429                              10584
03/31/99                                                                   10567                              11111
06/30/99                                                                   12639                              11895
09/30/99                                                                   11559                              11152
12/31/99                                                                   12949                              12811
03/31/00                                                                   11342                              13104
06/30/00                                                                    9749                              12756
09/30/00                                                                    8961                              12631
12/31/00                                                                   10969                              11644
03/31/01                                                                   10341                              10264
06/30/01                                                                   11387                              10864
09/30/01                                                                   10039                               9269
12/31/01                                                                   11260                              10260
03/31/02                                                                   12429                              10288
06/30/02                                                                   12206                               8909
09/30/02                                                                    9409                               7370

     THE SELECT SECTOR SPDR TRUST           ANNUAL REPORT
             MANAGEMENT'S DISCUSSION AND ANALYSIS

   PERFORMANCE AS OF SEPTEMBER 30, 2002

    ---------------------------------------------------------------------------------
                                         CUMULATIVE TOTAL RETURN
                              -------------------------------------------------------
                               NET ASSET     MARKET         MATERIALS
                                 VALUE       VALUE     SELECT SECTOR INDEX
    ---------------------------------------------------------------------------------
       ONE YEAR ENDED 9/30/02    -6.27%      -5.90%           -6.04%
    ---------------------------------------------------------------------------------
       THREE YEARS ENDED        -18.61%     -19.46%          -17.64%
       9/30/02
    ---------------------------------------------------------------------------------
       SINCE INCEPTION (1)       -6.40%      -6.65%           -5.11%
    ---------------------------------------------------------------------------------

    -------------------------  ------------------------------------------------------
                                        AVERAGE ANNUAL TOTAL RETURN
                               ----------------------------------------------
                                NET ASSET     MARKET         MATERIALS
                                  VALUE       VALUE     SELECT SECTOR INDEX
    ---------------------------------------------------------------------------------
       ONE YEAR ENDED 9/30/02     -6.27%      -5.90%           -6.04%
    ---------------------------------------------------------------------------------
       THREE YEARS ENDED          -6.63%      -6.96%           -6.26%
       9/30/02
    ---------------------------------------------------------------------------------
       SINCE INCEPTION (1)        -1.74%      -1.81%           -1.38%
    ---------------------------------------------------------------------------------

   (1) Total returns are calculated based on the commencement of trading on the AMEX, December 22, 1998.

   (Average annual total returns reflect past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is not indicative of future results.)

   TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2002

    ---------------------------------------------------------------------------------------------------------
       DESCRIPTION        DU PONT         DOW          ALCOA        INTERNATIONAL    AIR PRODUCTS &
                          (E.I) DE        CHEMICAL     INCORPORATED   PAPER COMPANY   CHEMICALS
                          NEMOURS &       COMPANY                                    INCORPORATED
                          COMPANY
    ---------------------------------------------------------------------------------------------------------
       SHARES             776,296         712,254      660,359      376,881          178,692
    ---------------------------------------------------------------------------------------------------------
       MARKET VALUE       $28,000,997                               12,584,056       7,506,851
                                         19,451,657   12,744,929
    ---------------------------------------------------------------------------------------------------------
       % OF               17.54           12.18        7.98         7.88             4.70
       NET ASSETS
    ---------------------------------------------------------------------------------------------------------

   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

     THE SELECT SECTOR SPDR TRUST           ANNUAL REPORT
             MANAGEMENT'S DISCUSSION AND ANALYSIS

   FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
   CLOSING PRICE VS. NAV AS OF SEPTEMBER 30, 2002

    ----------------------------------------------------------------------------------
                                                CLOSING PRICE ABOVE NAV
                                 ---------------------------------------------------------------------------------------------------
                                       50-99            100-199            > 200
                                       BASIS             BASIS             BASIS
                                      POINTS            POINTS            POINTS
                                 -----------------------------------------------------
                2002
       QUARTER ENDING: 09/30/02          0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/02          0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/02          1                 0                 0
    ----------------------------------------------------------------------------------
                2001
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/01          1                 1                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/01          3                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/01          0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/01          6                 0                 0
    ----------------------------------------------------------------------------------
                2000
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/00          9                 1                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/00          7                 1                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/00          9                 1                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/00         13                 2                 0
    ----------------------------------------------------------------------------------
                1999
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/99         12                 2                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/99          7                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/99          6                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/99          4                 1                 0
    ----------------------------------------------------------------------------------
                1998
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/98*         2                 1                 0
    ----------------------------------------------------------------------------------

    ----------------------------  ----------------------------------------------------------------
                                                 CLOSING PRICE BELOW NAV
                                ----------------------------------------------------------------------------------------------------
                                        50-99            100-199            > 200
                                        BASIS             BASIS             BASIS
                                       POINTS            POINTS            POINTS
                                  ----------------------------------------------------------------
                2002
       QUARTER ENDING: 09/30/02           1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/02           1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/02           1                 0                 0
    ----------------------------------------------------------------------------------
                2001
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/01           8                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/01          11                 1                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/01           8                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/01           7                 0                 0
    ----------------------------------------------------------------------------------
                2000
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/00           5                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/00           4                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/00           6                 1                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/00           3                 1                 0
    ----------------------------------------------------------------------------------
                1999
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/99          11                 1                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/99          12                 2                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/99           7                 2                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/99           8                 3                 0
    ----------------------------------------------------------------------------------
                1998
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/98*          1                 0                 0
    ----------------------------------------------------------------------------------

   * Commencement of Trading on the AMEX: December 22, 1998

     THE SELECT SECTOR SPDR TRUST           ANNUAL REPORT
             MANAGEMENT'S DISCUSSION AND ANALYSIS

THE TECHNOLOGY SELECT SECTOR SPDR FUND
The Technology Select Sector SPDR Fund seeks to replicate the total return of the Technology Select Sector of the S&P 500 Index. To accomplish this, the Technology Select Sector SPDR Fund utilizes a "passive" or indexing investment approach and attempts to approximate the investment performance of its benchmark Select Sector Index, before expenses, by investing in a portfolio of stocks that seek to replicate the Technology Select Sector Index. For the twelve-month period ending September 30, 2002, the Fund returned -38.28% as compared to the Technology Select Sector Index return of -38.18% and the S&P 500 Index return of -20.48%

The Select Sector Index reconfiguration that occurred on June 24, 2002, had a significant effect on the Technology Select Sector SPDR Fund and Index. There were 9 securities added to the index, most notably the shares of regional phone companies, Verizon, SBC, and Bellsouth. There were also 14 deletions as a result of the reconfiguration, the largest being AOL Time Warner. These changes resulted in approximately 16% turnover in the fund.

The technology select sector continued its downward trend over the course of last year, which mirrored the overall sentiment in the markets. Technology stocks, however, continued to fare worse than stocks in other sectors. Corporate information technology spending had been especially weak during this down market and, despite strong consumer spending, it had not been able to help technology companies rebound from their lows.

Within the technology select sector, the telecommunications industry has been particularly hard hit due to excess capacity and corporate governance issues. WorldCom (-99%), Sprint (-92%), and Nortel Networks (-90%), led the decline and were followed closely by AT&T Wireless (-72%) and AT&T (-37%). Even more well-known technology names like IBM (-35%) and Intel (-31%) did not escape the year's punishing operating environment. IBM and Intel, alone detracted nearly 11% from the technology select sector index during the last year. In fact, 90% of the stocks in the technology select sector index posted negative returns for the twelve-month period ended September 30, 2002. There were very few bright spots in the technology select sector over the course of the last year, but Dell Computer (+26%) was one rare example where the technology select sector benefited by the continued strength in consumer spending.

As of September 30, 2002, the Technology Select Sector SPDR Fund consisted of 88 companies.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT AT NET ASSET VALUE TECHNOLOGY SELECT SECTOR SPDR FUND

[LINE GRAPH]

                                                               TECHNOLOGY SELECT SECTOR SPDR
                                                                            FUND                          S&P 500 INDEX
                                                               -----------------------------              -------------
12/16/98                                                                   10000                              10000
12/31/98                                                                   10851                              10584
03/31/99                                                                   12189                              11111
06/30/99                                                                   13445                              11895
09/30/99                                                                   13700                              11152
12/31/99                                                                   18011                              12811
03/31/00                                                                   20021                              13104
06/30/00                                                                   17985                              12756
09/30/00                                                                   15435                              12631
12/31/00                                                                   10410                              11644
03/31/01                                                                    8255                              10264
06/30/01                                                                    9253                              10864
09/30/01                                                                    6373                               9269
12/31/01                                                                    8020                              10260
03/31/02                                                                    7226                              10288
06/30/02                                                                    5277                               8909
09/30/02                                                                    3933                               7370

     THE SELECT SECTOR SPDR TRUST           ANNUAL REPORT
             MANAGEMENT'S DISCUSSION AND ANALYSIS

   PERFORMANCE AS OF SEPTEMBER 30, 2002

    ---------------------------------------------------------------------------------
                                         CUMULATIVE TOTAL RETURN
                              -------------------------------------------------------
                               NET ASSET     MARKET         TECHNOLOGY
                                 VALUE       VALUE     SELECT SECTOR INDEX
    ---------------------------------------------------------------------------------
       ONE YEAR ENDED 9/30/02   -38.28%     -38.55%          -38.18%
    ---------------------------------------------------------------------------------
       THREE YEARS ENDED        -71.29%     -71.32%          -71.10%
       9/30/02
    ---------------------------------------------------------------------------------
       SINCE INCEPTION (1)      -63.04%     -63.08%          -62.75%
    ---------------------------------------------------------------------------------

    -------------------------  ------------------------------------------------------
                                        AVERAGE ANNUAL TOTAL RETURN
                               ----------------------------------------------
                                NET ASSET     MARKET         TECHNOLOGY
                                  VALUE       VALUE     SELECT SECTOR INDEX
    ---------------------------------------------------------------------------------
       ONE YEAR ENDED 9/30/02    -38.28%     -38.55%          -38.18%
    ---------------------------------------------------------------------------------
       THREE YEARS ENDED         -34.03%     -34.05%          -33.89%
       9/30/02
    ---------------------------------------------------------------------------------
       SINCE INCEPTION (1)       -23.19%     -23.21%          -23.03%
    ---------------------------------------------------------------------------------

   (1) Total returns are calculated based on the commencement of trading on the AMEX, December 22, 1998.

   (Average annual total returns reflect past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is not indicative of future results.)

   TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2002

    -----------------------------------------------------------------------------------------
       DESCRIPTION        MICROSOFT       INTERNATIONAL         INTEL           CISCO SYSTEMS    VERIZON
                          CORPORATION     BUSINESS MACHINES     CORPORATION     INCORPORATED     COMMUNICATIONS
                                          CORP.                                                  INC.
    ----------------------------------------------------------------------------------------------------------------------
       SHARES             2,797,294       875,215               3,442,745       3,779,245        1,409,381
    ----------------------------------------------------------------------------------------------------------------------
       MARKET VALUE       $122,353,640    51,103,804            47,819,728      39,606,487       38,673,415
    ----------------------------------------------------------------------------------------------------------------------
       % OF               19.34           8.08                  7.56            6.26             6.11
       NET ASSETS
    ----------------------------------------------------------------------------------------------------------------------

   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

     THE SELECT SECTOR SPDR TRUST           ANNUAL REPORT
             MANAGEMENT'S DISCUSSION AND ANALYSIS

   FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
   CLOSING PRICE VS. NAV AS OF SEPTEMBER 30, 2002

    ----------------------------------------------------------------------------------
                                                CLOSING PRICE ABOVE NAV
                                 -----------------------------------------------------
                                       50-99            100-199            >200
                                       BASIS             BASIS             BASIS
                                      POINTS            POINTS            POINTS
                                 ---------------------------------------------------------------------------------------------------
                2002
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 9/30/02           0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 6/30/02           0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 3/31/02           0                 0                 0
    ----------------------------------------------------------------------------------
                2001
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/01          1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/01          1                 1                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/01          1                 1                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/01          1                 0                 0
    ----------------------------------------------------------------------------------
                2000
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/00          1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/00          1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/00          1                 0                 1
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/00          1                 0                 0
    ----------------------------------------------------------------------------------
                1999
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/99          1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/99          0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/99          2                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/99          1                 0                 0
    ----------------------------------------------------------------------------------
                1998
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/98*         0                 0                 0
    ----------------------------------------------------------------------------------

    ----------------------------  ----------------------------------------------------------------
                                                 CLOSING PRICE BELOW NAV
                                  -----------------------------------------------------
                                        50-99            100-199            >200
                                        BASIS             BASIS             BASIS
                                       POINTS            POINTS            POINTS
                                ----------------------------------------------------------------------------------------------------
                2002
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 9/30/02            1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 6/30/02            0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 3/31/02            1                 0                 0
    ----------------------------------------------------------------------------------
                2001
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/01           2                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/01           1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/01           2                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/01           0                 0                 0
    ----------------------------------------------------------------------------------
                2000
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/00           1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/00           0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/00           0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/00           1                 0                 0
    ----------------------------------------------------------------------------------
                1999
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/99           1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/99           0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/99           2                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/99           3                 0                 0
    ----------------------------------------------------------------------------------
                1998
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/98*          0                 0                 0
    ----------------------------------------------------------------------------------

   * Commencement of Trading on the AMEX: December 22, 1998

     THE SELECT SECTOR SPDR TRUST           ANNUAL REPORT
             MANAGEMENT'S DISCUSSION AND ANALYSIS

THE UTILITIES SELECT SECTOR SPDR FUND
The Utilities Select Sector SPDR Fund seeks to replicate the total return of the Utilities Select Sector of the S&P 500 Index. To accomplish this, the Utilities Select Sector SPDR Fund utilizes a "passive" or indexing investment approach and attempts to approximate the investment performance of its benchmark Select Sector Index, before expenses, by investing in a portfolio of stocks that seek to replicate the Utilities Select Sector Index. For the twelve-month period ending September 30, 2002, the Fund had a return of -34.15% as compared to the Utilities Select Sector Index return of -34.01% and the S&P 500 Index return of -20.48%.

The index reconfiguration that occurred on June 24, 2002 caused some significant changes to the Utilities Select Sector SPDR Fund. In terms of the number of stock changes, the reconfiguration was relatively small since it only involved the addition of three new constituents and the accompanying removal of four existing entities. The impact however, was significant due to the size of the companies being deleted. All four deletions were among the largest stocks in this fund. The Utilities Select Sector SPDR Fund's negative return relative to the S&P 500 Index was a result of both its pre-reconfiguration exposure to the telecommunications sector and its exposure to a number of firms that engaged in energy trading.

Within the utilities select sector, two of the better performing stocks were Southern Company (25.6%) and Entergy (20.7%). Southern's return was fueled by its strong cash flows coupled with investor's sentiment turning away from energy stocks and towards traditional utility companies. These two factors, plus the continued success of Entergy's management team were the primary causes for its positive performance. In general, "traditional" utility companies in the utilities select sector were able to post positive returns during the prior twelve-month period ended September 30, 2002, however, the small relative size of these companies prevented them from having much of an impact on the Fund's overall return.

Some of the worst performing stocks in the utilities select sector were Dynegy Inc (-96%), Mirant Corp (-89.9%) and Calpine Corp (-89.2%). The returns of both Dynegy and Mirant were seriously impacted by sharing the same industry with Enron and the growing skepticism regarding the validity of balance sheets. Along with many of the other constituents of utilities select sector, Calpine was hurt by both a decline in earnings growth and a liquidity crunch. Another group of significant contributors to the utilities select sector's negative return were the Telecommunications companies. Continued excess capacity combined with companies' hesitancy to deploy capital, have created a difficult environment for these businesses. The negative returns of the telecommunication companies were felt by the utilities select sector prior to their reclassification into the technology select sector.

As of September 30, 2002, the Utilities Select Sector SPDR Fund consisted of 37 companies.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT TECHNOLOGY SELECT SECTOR SPDR FUND

[LINE GRAPH]

                                                                UTILITIES SELECT SECTOR SPDR
                                                                            FUND                          S&P 500 INDEX
                                                                ----------------------------              -------------
12/16/98                                                                   10000                              10000
12/31/98                                                                   10369                              10584
03/31/99                                                                    9239                              11111
06/30/99                                                                   10818                              11895
09/30/99                                                                   10366                              11152
12/31/99                                                                   10022                              12811
03/31/00                                                                    9490                              13104
06/30/00                                                                    9789                              12756
09/30/00                                                                   11731                              12631
12/31/00                                                                   12223                              11644
03/31/01                                                                   11704                              10264
06/30/01                                                                   11625                              10864
09/30/01                                                                   11073                               9269
12/31/01                                                                   10627                              10260
03/31/02                                                                   10749                              10288
06/30/02                                                                    9393                               8909
09/30/02                                                                    7295                               7370

     THE SELECT SECTOR SPDR TRUST           ANNUAL REPORT
             MANAGEMENT'S DISCUSSION AND ANALYSIS

   PERFORMANCE AS OF SEPTEMBER 30, 2002

    ---------------------------------------------------------------------------------
                                         CUMULATIVE TOTAL RETURN
                              -------------------------------------------------------
                               NET ASSET     MARKET         UTILITIES
                                 VALUE       VALUE     SELECT SECTOR INDEX
    ---------------------------------------------------------------------------------
       ONE YEAR ENDED 9/30/02   -34.15%     -33.57%          -34.01%
    ---------------------------------------------------------------------------------
       THREE YEARS ENDED        -29.60%     -29.82%          -29.23%
       9/30/02
    ---------------------------------------------------------------------------------
       SINCE INCEPTION (1)      -28.58%     -28.52%          -28.45%
    ---------------------------------------------------------------------------------

    -------------------------  ------------------------------------------------------
                                        AVERAGE ANNUAL TOTAL RETURN
                               ----------------------------------------------
                                NET ASSET     MARKET         UTILITIES
                                  VALUE       VALUE     SELECT SECTOR INDEX
    ---------------------------------------------------------------------------------
       ONE YEAR ENDED 9/30/02    -34.15%     -33.57%          -34.01%
    ---------------------------------------------------------------------------------
       THREE YEARS ENDED         -11.04%     -11.13%          -10.89%
       9/30/02
    ---------------------------------------------------------------------------------
       SINCE INCEPTION (1)        -8.54%      -8.52%           -8.49%
    ---------------------------------------------------------------------------------

   (1) Total returns are calculated based on the commencement of trading on the AMEX, December 22, 1998.

   (Average annual total returns reflect past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is not indicative of future results.)

   TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2002

    --------------------------------------------------------------------------------------------------------------
       DESCRIPTION        SOUTHERN       DUKE ENERGY    EXELON         DOMINION RESOURCES    TXU
                          COMPANY        CORPORATION    CORPORATION    INCORPORATED          CORPORATION
    --------------------------------------------------------------------------------------------------------------
       SHARES             455,243        570,293        206,788        178,634               178,776
    --------------------------------------------------------------------------------------------------------------
       MARKET VALUE       $13,101,894    11,149,228     9,822,430      9,062,103             7,456,747
    --------------------------------------------------------------------------------------------------------------
       % OF               9.41           8.01           7.05           6.51                  5.36
       NET ASSETS
    --------------------------------------------------------------------------------------------------------------

   (The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

     THE SELECT SECTOR SPDR TRUST           ANNUAL REPORT
             MANAGEMENT'S DISCUSSION AND ANALYSIS

   FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
CLOSING PRICE VS. NAV AS OF SEPTEMBER 30, 2002

    ----------------------------------------------------------------------------------
                                                CLOSING PRICE ABOVE NAV
                                 ---------------------------------------------------------------------------------------------------
                                       50-99            100-199            >200
                                       BASIS             BASIS             BASIS
                                      POINTS            POINTS            POINTS
                                 -----------------------------------------------------
                2002
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/02          2                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/02          0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/02          2                 0                 0
    ----------------------------------------------------------------------------------
                2001
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/01          2                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/01          3                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/01          0                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/01          1                 1                 0
    ----------------------------------------------------------------------------------
                2000
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/00          1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/00          2                 1                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/00          2                 1                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/00          6                 0                 0
    ----------------------------------------------------------------------------------
                1999
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/99          5                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/99          5                 1                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/99          3                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/99          3                 0                 0
    ----------------------------------------------------------------------------------
                1998
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/98*         1                 0                 0
    ----------------------------------------------------------------------------------

    ----------------------------  ----------------------------------------------------------------
                                                 CLOSING PRICE BELOW NAV
                                ----------------------------------------------------------------------------------------------------
                                        50-99            100-199            >200
                                        BASIS             BASIS             BASIS
                                       POINTS            POINTS            POINTS
                                  ----------------------------------------------------------------
                2002
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/02           3                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/02           1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/02           0                 0                 0
    ----------------------------------------------------------------------------------
                2001
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/01           4                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/01           3                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/01           3                 1                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/01           8                 1                 0
    ----------------------------------------------------------------------------------
                2000
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/00           6                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/00           1                 1                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/00           6                 2                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/00          11                 1                 0
    ----------------------------------------------------------------------------------
                1999
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/99           1                 0                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 09/30/99           4                 0                 1
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 06/30/99           5                 1                 0
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 03/31/99           3                 0                 0
    ----------------------------------------------------------------------------------
                1998
    ----------------------------------------------------------------------------------
       QUARTER ENDING: 12/31/98*          0                 1                 0
    ----------------------------------------------------------------------------------

   * Commencement of Trading on the AMEX: December 22, 1998

THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2002

SECURITY DESCRIPTION                     SHARES       VALUE
--------------------                     ------       -----
COMMON STOCKS -- 100.0%
AUTO COMPONENTS--2.4%
Cooper Tire & Rubber Co. ............      8,012   $    129,314
Dana Corp. ..........................     16,205        211,962
Delphi Corp. ........................     61,084        522,268
Goodyear Tire & Rubber Co. (The).....     17,798        158,224
Johnson Controls, Inc. ..............      9,646        741,006
TRW, Inc. ...........................     14,057        823,037
Visteon Corp. .......................     14,271        135,146
                                                   ------------
                                                      2,720,957
                                                   ------------
AUTOMOBILES -- 5.2%
Ford Motor Co. ......................    198,923      1,949,445
General Motors Corp. ................     61,121      2,377,607
Harley-Davidson, Inc. ...............     33,000      1,532,850
                                                   ------------
                                                      5,859,902
                                                   ------------
HOTELS RESTAURANTS & LEISURE -- 8.5%
Carnival Corp. ......................     64,027      1,607,078
Darden Restaurants, Inc. ............     18,684        452,900
Harrah's Entertainment, Inc. (a).....     12,179        587,149
Hilton Hotels Corp. .................     41,047        467,115
International Game Technology (a)....      9,500        656,830
Marriott International, Inc. ........     26,390        765,046
McDonald's Corp. ....................    139,224      2,458,696
Starbucks Corp. (a)..................     42,356        874,228
Starwood Hotels & Resorts Worldwide,
  Inc. ..............................     21,717        484,289
Wendy's International, Inc. .........     12,579        416,491
Yum Brands, Inc. (a).................     32,433        898,718
                                                   ------------
                                                      9,668,540
                                                   ------------
HOUSEHOLD DURABLES -- 4.0%
American Greetings Corp. (Class A)...      7,144        115,018
Black & Decker Corp. ................      8,823        369,948
Centex Corp. ........................      6,698        297,056
Fortune Brands, Inc. ................     16,359        773,617
KB HOME..............................      5,460        266,667
Leggett & Platt, Inc. ...............     21,360        422,715
Maytag Corp. ........................      8,537        197,888
Newell Rubbermaid, Inc. .............     29,195        901,250
Pulte Homes, Inc. ...................      6,702        285,706
Snap-on, Inc. .......................      6,394        146,934
Stanley Works (The)..................      9,334        304,942
Tupperware Corp. ....................      6,318        105,005
Whirlpool Corp. .....................      7,401        339,410
                                                   ------------
                                                      4,526,156
                                                   ------------
INTERNET & CATALOG RETAIL -- 1.4%
ebay Inc. (a)........................     30,800      1,626,548
                                                   ------------
LEISURE EQUIPMENT & PRODUCTS -- 1.9%
Brunswick Corp. .....................      9,812        206,444
Eastman Kodak Co. ...................     31,871        868,166
Hasbro, Inc. ........................     18,936        210,758
Mattel, Inc..........................     47,656        858,285
                                                   ------------
                                                      2,143,653
                                                   ------------

SECURITY DESCRIPTION                     SHARES       VALUE
--------------------                     ------       -----
MEDIA -- 26.8%
AOL Time Warner, Inc. (a)............    487,157   $  5,699,737
Clear Channel Communications, Inc.
  (a)................................     66,860      2,323,385
Comcast Corp. (Class A) (a)..........    103,350      2,155,881
Disney (Walt) Co. (The)..............    222,705      3,371,754
Dow Jones & Co., Inc. ...............      9,161        351,874
Gannett Co., Inc. ...................     29,092      2,099,860
Interpublic Group of Cos., Inc. .....     41,848        663,291
Knight Ridder, Inc. .................      9,084        512,428
McGraw-Hill Cos., Inc. (The).........     21,155      1,295,109
Meredith Corp. ......................      5,435        233,977
New York Times Co. (The) (Class A)...     16,536        751,561
Omnicom Group, Inc. .................     20,516      1,142,331
TMP Worldwide, Inc. (a)..............     12,148        109,332
Tribune Co. .........................     33,018      1,380,483
Univision Communications, Inc. (Class
  A) (a).............................     24,958        569,042
Viacom, Inc. (a).....................    192,574      7,808,876
                                                   ------------
                                                     30,468,921
                                                   ------------
MULTILINE RETAIL -- 31.2%
Big Lots, Inc. (a)...................     12,618        199,743
Costco Wholesale Corp. (a)...........     49,678      1,608,077
Dillard's, Inc. (Class A)............      9,244        186,544
Dollar General Corp. ................     36,384        488,273
Family Dollar Stores, Inc. ..........     18,926        508,731
Federated Department Stores, Inc.
  (a)................................     22,028        648,504
J.C. Penney Co., Inc. (Holding
  Co.)...............................     29,136        463,845
Kohl's Corp. (a).....................     36,741      2,234,220
May Department Stores Co. ...........     31,401        715,001
Nordstrom, Inc. .....................     14,714        263,969
Sears, Roebuck & Co. ................     34,525      1,346,475
Target Corp. ........................     98,998      2,922,421
Wal-Mart Stores, Inc. ...............    485,471     23,904,592
                                                   ------------
                                                     35,490,395
                                                   ------------
SPECIALTY RETAIL -- 16.3%
AutoZone, Inc. (a)...................     11,484        905,628
Bed Bath & Beyond, Inc. (a)..........     31,846      1,037,224
Best Buy Co., Inc. (a)...............     35,118        783,483
Circuit City Stores-Circuit City
  Group..............................     22,870        346,481
Gap, Inc. (The)......................     94,942      1,030,121
Home Depot, Inc. ....................    257,115      6,710,702
Limited Brands.......................     56,927        816,333
Lowe's Cos., Inc. ...................     84,963      3,517,468
Office Depot, Inc. (a)...............     33,718        416,080
RadioShack Corp. ....................     18,723        375,583
Sherwin-Williams Co. (The)...........     16,399        388,328
Staples, Inc. (a)....................     51,059        653,045
Tiffany & Co. .......................     15,852        339,708
TJX Cos., Inc. (The).................     58,873      1,000,841
Toys "R" Us, Inc. (a)................     23,137        235,535
                                                   ------------
                                                     18,556,560
                                                   ------------

See accompanying notes to financial statements.

THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2002

SECURITY DESCRIPTION                     SHARES       VALUE
--------------------                     ------       -----
TEXTILES, APPAREL & LUXURY GOODS -- 2.3%
Jones Apparel Group, Inc. (a)........     14,107   $    433,085
Liz Claiborne, Inc. .................     11,679        291,391
Nike, Inc. (Class B).................     29,105      1,256,754
Reebok International Ltd. (a)........      6,558        164,278
V.F. Corp. ..........................     11,908        428,449
                                                   ------------
                                                      2,573,957
                                                   ------------
TOTAL COMMON STOCKS --
  (Cost $146,470,983)................               113,635,589
                                                   ------------
SHORT TERM INVESTMENTS -- 0.2%
MONEY MARKET FUND -- 0.2%
AIM Short Term Investment Class Prime
  Fund (Cost $219,181)...............    219,181        219,181
                                                   ------------
TOTAL INVESTMENTS -- 100.2%
  (Cost $146,690,164)................               113,854,770
OTHER ASSETS AND LIABILITIES --
  (0.2)%.............................                  (220,206)
                                                   ------------
NET ASSETS -- 100.0%.................              $113,634,564
                                                   ============

(a) Non-income producing security

See accompanying notes to financial statements.

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2002

SECURITY DESCRIPTION                     SHARES       VALUE
--------------------                     ------       -----
COMMON STOCKS -- 100.3%
BEVERAGES -- 31.7%
Adolph Coors Co. (Class B)...........     10,998   $    619,187
Anheuser-Busch Cos., Inc. ...........    186,592      9,441,555
Brown-Forman Corp. (Class B).........     19,427      1,300,638
Coca-Cola Co. (The)..................    661,361     31,718,873
Coca-Cola Enterprises, Inc. .........    123,236      2,617,533
PepsiCo, Inc. .......................    472,165     17,446,497
The Pepsi Bottling Group, Inc. ......     79,133      1,851,712
                                                   ------------
                                                     64,995,995
                                                   ------------
FOOD & DRUG RETAILING -- 12.7%
Albertson's, Inc. ...................    111,786      2,700,750
CVS Corp. ...........................    107,455      2,723,984
Kroger Co.(a)........................    215,867      3,043,725
Safeway, Inc.(a).....................    128,010      2,854,623
SUPERVALU, Inc. .....................     40,425        652,864
Sysco Corp. .........................    179,527      5,096,771
Walgreen Co. ........................    275,329      8,469,120
Winn-Dixie Stores, Inc. .............     43,417        569,631
                                                   ------------
                                                     26,111,468
                                                   ------------
FOOD PRODUCTS -- 14.1%
Archer-Daniels-Midland Co. ..........    180,054      2,252,476
Campbell Soup Co. ...................    112,974      2,494,466
ConAgra Foods, Inc. .................    146,217      3,633,492
General Mills, Inc. .................     99,787      4,432,538
H.J. Heinz Co. ......................     95,779      3,196,145
Hershey Foods Corp. .................     37,694      2,338,913
Kellogg Co. .........................    111,669      3,712,994
Sara Lee Corp. ......................    213,185      3,899,154
W.M. Wrigley Jr. Co. ................     61,708      3,053,929
                                                   ------------
                                                     29,014,107
                                                   ------------
HOUSEHOLD PRODUCTS -- 24.0%
Clorox Co. ..........................     63,265      2,541,988
Colgate-Palmolive Co. ...............    146,030      7,878,318
Kimberly-Clark Corp. ................    139,068      7,876,812
Procter & Gamble Co. ................    346,275     30,950,059
                                                   ------------
                                                     49,247,177
                                                   ------------
PERSONAL PRODUCTS -- 6.0%
Alberto-Culver Co. (Class B).........     17,051        836,010
Avon Products, Inc. .................     64,527      2,974,695
Gillette Co. ........................    284,456      8,419,898
                                                   ------------
                                                     12,230,603
                                                   ------------

SECURITY DESCRIPTION                     SHARES       VALUE
--------------------                     ------       -----
TOBACCO -- 11.8%
Philip Morris Cos., Inc. ............    563,221   $ 21,852,975
R.J. Reynolds Tobacco Holdings,
  Inc. ..............................     25,584      1,031,547
UST, Inc. ...........................     47,899      1,351,231
                                                   ------------
                                                     24,235,753
                                                   ------------
TOTAL COMMON STOCKS --
  (Cost $244,017,669)................               205,835,103
                                                   ------------
SHORT TERM INVESTMENTS -- 0.1%
MONEY MARKET FUND -- 0.1%
AIM Short Term Investment Class Prime
  Fund (Cost $343,080)...............    343,080        343,080
                                                   ------------
TOTAL INVESTMENTS -- 100.4%
  (Cost $244,360,749)................               206,178,183
OTHER ASSETS AND LIABILITIES --
  (0.4)%.............................                  (907,691)
                                                   ------------
NET ASSETS -- 100.0%.................              $205,270,492
                                                   ============

(a) Non-income producing security

See accompanying notes to financial statements.

THE ENERGY SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2002

SECURITY DESCRIPTION                    SHARES        VALUE
--------------------                    ------        -----
COMMON STOCK -- 100.5%
ENERGY EQUIPMENT & SERVICES -- 21.1%
Baker Hughes, Inc. ................      279,267   $  8,107,121
BJ Services Co. ...................      198,178      5,152,628
Halliburton Co. ...................      447,201      5,773,365
Nabors Industries Ltd. ............      165,780      5,429,295
Noble Corp. .......................      165,366      5,126,346
Rowan Cos., Inc. (a)...............      205,638      3,833,092
Schlumberger Ltd. .................      285,389     10,976,061
Transocean Sedco Forex, Inc. ......      301,509      6,271,387
                                                   ------------
                                                     50,669,295
                                                   ------------
OIL AND GAS SERVICES -- 79.4%
Amerada Hess Corp. ................       89,828      6,097,525
Anadarko Petroleum Corp. ..........      195,959      8,728,014
Apache Corp. ......................      124,838      7,421,619
Ashland, Inc. .....................      139,495      3,737,071
Burlington Resources, Inc. ........      180,533      6,925,246
ChevronTexaco Corp. ...............      593,720     41,115,110
Conoco Phillips, Inc. (a)..........      407,856     18,859,261
Devon Energy Corp. ................      145,138      7,002,908
EOG Resources, Inc. ...............      142,837      5,136,419
Exxon Mobil Corp. .................    1,697,637     54,154,620
Kerr-McGee Corp. ..................      121,481      5,277,135
Marathon Oil Corp. ................      289,965      6,576,406
Occidental Petroleum Corp. ........      298,184      8,462,462
Sunoco, Inc. ......................      132,898      4,008,204
Unocal Corp. ......................      219,402      6,887,029
                                                   ------------
                                                    190,389,029
                                                   ------------

SECURITY DESCRIPTION                    SHARES        VALUE
--------------------                    ------        -----
TOTAL COMMON STOCK --
  (Cost $298,194,768)..............                $241,058,324
                                                   ------------
SHORT TERM INVESTMENTS -- 0.0% (b)
MONEY MARKET FUND -- 0.0% (b)
AIM Short Term Investment Class
  Prime Fund (Cost $154,553).......      154,553        154,553
                                                   ------------
TOTAL INVESTMENTS -- 100.5%
  (Cost $298,349,321)..............                 241,212,877
OTHER ASSETS AND
  LIABILITIES -- (0.5)%............                  (1,271,713)
                                                   ------------
NET ASSETS -- 100.0%...............                $239,941,164
                                                   ============

(a) Non-income producing security
(b) Amount shown represents less than 0.1%

See accompanying notes to financial statements.

THE FINANCIAL SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2002

SECURITY DESCRIPTION                    SHARES        VALUE
--------------------                    ------        -----
COMMON STOCKS -- 100.3%
BANKS -- 38.0%
AmSouth Bancorp....................       92,834   $  1,925,377
Bank of America Corp. .............      388,966     24,816,031
Bank of New York Co., Inc. (The)...      187,279      5,382,398
Bank One Corp. ....................      303,943     11,367,468
BB&T Corp. ........................      125,468      4,396,399
Charter One Financial, Inc. .......       59,770      1,776,354
Comerica, Inc. ....................       45,295      2,184,125
Fifth Third Bancorp................      150,325      9,204,400
First Tennessee National Corp. ....       32,781      1,136,517
FleetBoston Financial Corp. .......      271,672      5,523,092
Golden West Financial Corp. .......       39,692      2,468,049
Huntington Bancshares, Inc. .......       62,921      1,144,533
KeyCorp............................      109,144      2,725,326
Marshall & Ilsley Corp. ...........       54,519      1,520,535
Mellon Financial Corp. ............      113,279      2,937,324
National City Corp. ...............      158,475      4,521,292
North Fork Bancorporation, Inc. ...       42,050      1,591,172
Northern Trust Corp. ..............       56,755      2,139,664
PNC Financial Services Group.......       72,791      3,069,596
Regions Financial Corp. ...........       57,618      1,882,380
SouthTrust Corp. ..................       88,747      2,152,115
SunTrust Banks, Inc. ..............       73,502      4,518,903
Synovus Financial Corp. ...........       75,861      1,564,254
U.S. Bancorp.......................      495,882      9,213,488
Union Planters Corp. ..............       52,068      1,429,787
Wachovia Corp. ....................      355,215     11,611,978
Washington Mutual, Inc. ...........      250,669      7,888,553
Wells Fargo & Co. .................      440,083     21,194,397
Zions Bancorp......................       23,768      1,034,621
                                                   ------------
                                                    152,320,128
                                                   ------------
DIVERSIFIED FINANCIALS -- 36.3%
American Express Co. ..............      344,196     10,732,031
Bear Stearns Cos., Inc. (The)......       25,578      1,442,599
Capital One Financial Corp. .......       56,463      1,971,688
Charles Schwab Corp. (The).........      352,111      3,063,366
Citigroup, Inc. ...................    1,309,772     38,834,740
Countrywide Credit Industries,
  Inc. ............................       32,740      1,543,691
Fannie Mae.........................      257,579     15,336,254
Franklin Resources, Inc. ..........       67,057      2,085,473
Freddie Mac........................      180,168     10,071,391
Goldman Sachs Group, Inc. .........      124,712      8,234,733
Household International, Inc. .....      117,279      3,320,168
J.P. Morgan Chase & Co. ...........      516,435      9,807,101
Lehman Brothers Holdings, Inc. ....       62,706      3,075,729
MBNA Corp. ........................      331,207      6,087,585
Merrill Lynch & Co., Inc. .........      224,200      7,387,390
Moody's Corp. .....................       39,616      1,921,376
Morgan Stanley Dean Witter &
  Co. .............................      283,446      9,603,150
Principal Financial Group (a)......       90,201      2,361,462
Providian Financial Corp. .........       72,662        356,044
SLM Corp. .........................       39,848      3,711,443
State Street Corp. ................       83,520      3,227,213
Stilwell Financial, Inc. ..........       57,471        693,675
T. Rowe Price Group, Inc. .........       31,980        798,221
                                                   ------------
                                                    145,666,523
                                                   ------------

SECURITY DESCRIPTION                    SHARES        VALUE
--------------------                    ------        -----
INSURANCE -- 24.2%
ACE Ltd. ..........................       67,384   $  1,995,240
Aflac, Inc. .......................      133,037      4,082,906
Allstate Corp. ....................      182,545      6,489,475
Ambac Financial Group, Inc. .......       27,251      1,468,556
American International Group,
  Inc. ............................      675,661     36,958,657
Aon Corp. .........................       69,834      1,430,899
Chubb Corp. .......................       44,051      2,415,316
Cincinnati Financial Corp. ........       41,704      1,483,828
Hartford Financial Services Group,
  Inc. (The).......................       63,505      2,603,705
Jefferson-Pilot Corp. .............       38,623      1,548,782
John Hancock Financial Services,
  Inc. ............................       75,399      2,096,092
Lincoln National Corp. ............       47,993      1,466,186
Loews Corp. .......................       48,491      2,079,779
Marsh & McLennan Cos., Inc. .......      138,888      5,783,296
MBIA, Inc. ........................       37,884      1,513,466
MetLife, Inc. .....................      181,082      4,121,426
MGIC Investment Corp. .............       27,165      1,109,147
Progressive Corp. (The)............       56,532      2,862,215
Prudential Financial, Inc. (a).....      150,650      4,302,564
SAFECO Corp. ......................       33,058      1,050,583
St. Paul Cos., Inc. (The)..........       58,977      1,693,819
Torchmark Corp. ...................       31,362      1,074,462
Travelers Property Casualty Corp.
  Class B (a)......................      257,282      3,481,026
UnumProvident Corp. ...............       62,376      1,269,352
XL Capital Ltd. ...................       35,301      2,594,624
                                                   ------------
                                                     96,975,401
                                                   ------------
REAL ESTATE -- 1.8%
Equity Office Properties Trust.....      108,781      2,808,725
Equity Residential Properties
  Trust............................       70,524      1,688,344
Plum Creek Timber Co., Inc. .......       47,883      1,082,635
Simon Property Group, Inc. ........       47,545      1,698,784
                                                   ------------
                                                      7,278,488
                                                   ------------
TOTAL COMMON STOCKS --
  (Cost $555,907,688)..............                 402,240,540
                                                   ------------
SHORT TERM INVESTMENTS -- 0.1%
MONEY MARKET FUND -- 0.1%
AIM Short Term Investment Class
  Prime Fund (Cost $388,971).......      388,971        388,971
                                                   ------------
TOTAL INVESTMENTS -- 100.4%
  (Cost $556,296,659)..............                 402,629,511
OTHER ASSETS AND
  LIABILITIES -- (0.4)%............                  (1,772,401)
                                                   ------------
NET ASSETS -- 100.0%...............                $400,857,110
                                                   ============

(a) Non-income producing security

See accompanying notes to financial statements.

THE HEALTH CARE SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2002

SECURITY DESCRIPTION                     SHARES       VALUE
--------------------                     ------       -----
COMMON STOCKS -- 100.2%
BIOTECHNOLOGY -- 6.4%
Amgen Inc. (a).......................    122,637   $  5,113,963
Biogen, Inc. (a).....................     14,247        417,010
Chiron Corp. (a).....................     18,033        630,073
Genzyme Corp. (a)....................     20,475        421,990
MedImmune, Inc. (a)..................     24,047        503,063
                                                   ------------
                                                      7,086,099
                                                   ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 12.2%
Applera Corp. -- Applied Biosystems
  Group..............................     20,334        372,112
Bausch & Lomb, Inc. .................      5,153        170,925
Baxter International Inc. ...........     57,887      1,768,448
Becton, Dickinson and Company........     24,558        697,447
Biomet, Inc. ........................     25,541        680,157
Boston Scientific Corp. (a)..........     39,027      1,231,692
C.R. Bard, Inc. .....................      4,990        272,604
Guidant Corp. (a)....................     29,339        947,943
Medtronic, Inc. .....................    116,440      4,904,453
St. Jude Medical, Inc. (a)...........     17,020        607,614
Stryker Corp. .......................     18,961      1,092,153
Zimmer Holdings, Inc. (a)............     18,690        716,575
                                                   ------------
                                                     13,462,123
                                                   ------------
HEALTH CARE PROVIDERS & SERVICES -- 14.9%
Aetna, Inc. .........................     14,458        517,741
AmerisourceBergen Corp. .............     10,197        728,270
Anthem, Inc. (a).....................     13,518        878,670
Cardinal Health, Inc. ...............     43,381      2,698,298
CIGNA Corp. .........................     13,411        948,828
HCA, Inc. ...........................     49,804      2,371,169
Health Management Associates, Inc.
  (a)................................     23,159        468,275
Healthsouth Corp. (a)................     37,616        156,106
Humana, Inc. (a).....................     16,230        201,252
IMS Health, Inc. ....................     27,669        414,205
Manor Care, Inc. (a).................      9,646        216,842
McKesson Corp. ......................     27,816        788,027
Quintiles Transnational Corp. (a)....     11,336        107,805
Tenet Healthcare Corp. (a)...........     46,955      2,324,273
UnitedHealth Group, Inc. ............     29,100      2,538,102
Wellpoint Health Networks, Inc.
  (a)................................     13,960      1,023,268
                                                   ------------
                                                     16,381,131
                                                   ------------

SECURITY DESCRIPTION                     SHARES       VALUE
--------------------                     ------       -----
PHARMACEUTICALS -- 66.7%
Abbott Laboratories..................    150,011   $  6,060,444
Allergan, Inc. ......................     12,344        671,514
Bristol-Myers Squibb Co. ............    185,980      4,426,324
Eli Lilly and Company................    107,877      5,969,913
Forest Laboratories, Inc. (a)........     17,251      1,414,755
Johnson & Johnson Company............    285,653     15,448,114
King Pharmaceuticals, Inc. (a).......     23,767        431,846
Merck & Co., Inc. ...................    215,924      9,869,886
Pfizer, Inc. ........................    594,246     17,245,019
Pharmacia Corp. .....................    123,703      4,809,573
Schering-Plough Corp. ...............    140,817      3,002,218
Watson Pharmaceuticals, Inc. (a).....     10,265        251,595
Wyeth................................    127,181      4,044,356
                                                   ------------
                                                     73,645,557
                                                   ------------
TOTAL COMMON STOCKS --
  (Cost $116,977,967)................               110,574,910
                                                   ------------
SHORT TERM INVESTMENTS -- 0.1%
MONEY MARKET FUND -- 0.1%
AIM Short Term Investment Class Prime
  Fund (Cost $145,673)...............    145,673        145,673
                                                   ------------
TOTAL INVESTMENTS -- 100.3%
  (Cost $117,123,640)................               110,720,583
OTHER ASSETS AND
  LIABILITIES -- (0.3)%..............                  (383,750)
                                                   ------------
NET ASSETS -- 100.0%.................              $110,336,833
                                                   ============

(a) Non-income producing security

See accompanying notes to financial statements.

THE INDUSTRIAL SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2002

SECURITY DESCRIPTION                      SHARES       VALUE
--------------------                      ------       -----
COMMON STOCKS -- 100.2%
AIR FREIGHT & LOGISTICS -- 9.9%
FedEx Corp. (a).......................     30,683   $ 1,536,298
Ryder System, Inc. ...................      9,371       233,619
United Parcel Service Inc. Class B....    108,926     6,811,143
                                                    -----------
                                                      8,581,060
                                                    -----------
AIRLINES -- 1.5%
AMR Corp. (a).........................     20,328        84,971
Delta Air Lines, Inc. ................     16,329       151,697
Southwest Airlines Co. ...............     81,420     1,063,345
                                                    -----------
                                                      1,300,013
                                                    -----------
BUILDING PRODUCTS -- 1.8%
American Standard Cos., Inc. (a)......      8,273       526,328
Masco Corp. ..........................     52,137     1,019,279
                                                    -----------
                                                      1,545,607
                                                    -----------
COMMERCIAL SERVICES & SUPPLIES -- 17.9%
Allied Waste Industries, Inc. (a).....     27,538       202,404
Apollo Group, Inc. Class A (a)........     19,556       849,317
Automatic Data Processing, Inc. ......     62,433     2,170,795
Avery Dennison Corp. .................     12,164       693,105
Cendant Corp. (a).....................    107,341     1,154,989
Cintas Corp. .........................     18,507       775,813
Concord EFS, Inc. (a).................     53,111       843,403
Convergys Corp. (a)...................     20,692       311,001
Deluxe Corp. .........................      8,288       373,457
Equifax, Inc. ........................     17,628       383,233
First Data Corp. .....................     76,138     2,128,057
Fiserv, Inc. (a)......................     21,169       594,425
H&R Block, Inc. ......................     19,628       824,572
Paychex, Inc. ........................     39,425       956,845
Pitney Bowes, Inc. ...................     25,569       779,599
R.R. Donnelley & Sons Co. ............     14,362       337,651
Robert Half International, Inc.(a)....     21,042       333,937
Sabre Holdings Corp. (a)..............     16,782       324,732
Waste Management, Inc. ...............     62,996     1,469,067
                                                    -----------
                                                     15,506,402
                                                    -----------
CONSTRUCTION & ENGINEERING -- 0.4%
Fluor Corp. ..........................     10,235       250,143
McDermott International, Inc. (a).....     14,478        88,750
                                                    -----------
                                                        338,893
                                                    -----------
AEROSPACE & DEFENSE -- 17.7%
Boeing Co. ...........................     84,012     2,867,329
General Dynamics Corp. ...............     20,534     1,670,030
Goodrich Corp. .......................     13,234       249,858
Honeywell International, Inc. ........     82,507     1,787,102
Lockheed Martin Corp. ................     45,767     2,959,752
Northrop Grumman Corp. ...............     11,745     1,456,850
Raytheon Co. .........................     41,430     1,213,899
Rockwell Collins, Inc. ...............     21,421       469,977
United Technologies Corp. ............     47,409     2,678,134
                                                    -----------
                                                     15,352,931
                                                    -----------

SECURITY DESCRIPTION                      SHARES       VALUE
--------------------                      ------       -----
ELECTRICAL EQUIPMENT -- 4.1%
American Power Conversion Corp. (a)...     26,216   $   250,625
Cooper Industries Ltd Cl A............     11,338       344,108
Emerson Electric Co. .................     42,728     1,877,468
Molex, Inc. ..........................     21,551       506,880
Power-One, Inc. (a)...................     22,003        65,569
Rockwell Automation, Inc. ............     22,636       368,288
Thomas & Betts Corp. .................     10,577       149,030
                                                    -----------
                                                      3,561,968
                                                    -----------
INDUSTRIAL CONGLOMERATES -- 30.5%
3M Co. ...............................     38,730     4,259,138
General Electric Co. .................    764,088    18,834,769
Textron, Inc. ........................     15,466       527,391
Tyco International Ltd. ..............    200,636     2,828,967
                                                    -----------
                                                     26,450,265
                                                    -----------
MACHINERY -- 10.7%
Caterpillar, Inc. ....................     35,462     1,319,896
Crane Co. ............................      9,446       186,653
Cummins, Inc. ........................      6,868       162,222
Danaher Corp. ........................     16,167       919,094
Deere & Co. ..........................     25,309     1,150,294
Dover Corp. ..........................     22,541       572,090
Eaton Corp. ..........................      8,118       517,441
Illinois Tool Works, Inc. ............     31,199     1,819,838
Ingersoll-Rand Co. (Class A)..........     18,439       635,039
ITT Industries, Inc. .................     10,293       641,563
Navistar International Corp. .........      8,693       188,464
PACCAR, Inc. .........................     13,506       456,368
Pall Corp. ...........................     16,258       256,714
Parker-Hannifin Corp. ................     13,427       513,046
                                                    -----------
                                                      9,338,722
                                                    -----------
RAILROADS -- 4.5%
Burlington Northern Santa Fe Corp. ...     40,248       962,732
CSX Corp. ............................     23,476       619,297
Norfolk Southern Corp. ...............     42,095       849,898
Union Pacific Corp. ..................     26,137     1,512,548
                                                    -----------
                                                      3,944,475
                                                    -----------
TRADING COMPANIES & DISTRIBUTORS -- 1.2%
Genuine Parts Co. ....................     19,592       600,299
W.W. Grainger, Inc. ..................     10,950       465,922
                                                    -----------
                                                      1,066,221
                                                    -----------
TOTAL COMMON STOCKS --
  (Cost $120,698,878).................               86,986,557
                                                    -----------
SHORT TERM INVESTMENTS -- 0.0% (b)
MONEY MARKET FUND -- 0.0% (b)
AIM Short Term Investment Class Prime
  Fund (Cost $485)....................        485           485
                                                    -----------
TOTAL INVESTMENTS -- 100.2%
  (Cost $120,699,363).................               86,987,042
OTHER ASSETS AND LIABILITIES --
  (0.2)%..............................                 (206,172)
                                                    -----------
NET ASSETS -- 100.0%..................              $86,780,870
                                                    ===========

(a) Non-income producing security
(b) Amount shown represents less than 0.1%

See accompanying notes to financial statements.

THE MATERIALS SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2002

SECURITY DESCRIPTION                    SHARES        VALUE
--------------------                    ------        -----
COMMON STOCKS -- 100.3%
CHEMICALS -- 57.7%
Air Products & Chemicals, Inc. ......    178,692   $  7,506,851
Dow Chemical Co. ....................    712,254     19,451,657
Du Pont (E.I.) de Nemours and Co. ...    776,296     28,000,997
Eastman Chemical Co. ................     61,558      2,349,669
Ecolab, Inc. ........................    102,150      4,262,719
Engelhard Corp. .....................    102,398      2,440,144
Great Lakes Chemical Corp. ..........     40,998        984,772
Hercules, Inc.(a)....................     90,094        829,766
International Flavors & Fragrances,
  Inc. ..............................     75,472      2,403,783
Monsanto Co. ........................    207,080      3,166,253
PPG Industries, Inc. ................    133,284      5,957,795
Praxair, Inc. .......................    127,015      6,491,737
Rohm & Haas Co. .....................    174,164      5,399,084
Sigma-Aldrich Corp. .................     58,174      2,866,233
                                                   ------------
                                                     92,111,460
                                                   ------------
CONSTRUCTION MATERIALS -- 1.8%
Vulcan Materials Co. ................     80,499      2,910,844
                                                   ------------
CONTAINERS & PACKAGING -- 5.8%
Ball Corp. ..........................     45,276      2,281,458
Bemis Co., Inc. .....................     42,286      2,088,928
Pactiv Corp. (a).....................    126,486      2,080,695
Sealed Air Corp. (a).................     68,176      1,151,493
Temple-Inland, Inc...................     43,001      1,661,128
                                                   ------------
                                                      9,263,702
                                                   ------------

SECURITY DESCRIPTION                    SHARES        VALUE
--------------------                    ------        -----
METALS & MINING -- 18.0%
Alcoa, Inc. .........................    660,359   $ 12,744,929
Allegheny Technologies, Inc. ........     69,672        482,130
Freeport-McMoran Copper & Gold, Inc.
  (Class B) (a)......................    116,768      1,571,697
Newmont Mining Corp. (Holding Co.)...    269,972      7,426,930
Nucor Corp. .........................     62,152      2,355,561
Phelps Dodge Corp. ..................     71,238      1,825,830
United States Steel Corp. ...........     83,323        967,380
Worthington Industries, Inc. ........     69,375      1,297,312
                                                   ------------
                                                     28,671,769
                                                   ------------
PAPER & FOREST PRODUCTS -- 17.0%
Boise Cascade Corp. .................     47,377      1,080,196
Georgia-Pacific Corp. ...............    183,106      2,396,857
International Paper Co. .............    376,881     12,584,056
Louisiana-Pacific Corp. .............     88,755        574,245
MeadWestvaco Corp. ..................    158,380      3,042,480
Weyerhaeuser Co. ....................    171,326      7,498,939
                                                   ------------
                                                     27,176,773
                                                   ------------
TOTAL COMMON STOCKS --
  (Cost $221,741,079)................               160,134,548
                                                   ------------
SHORT TERM INVESTMENTS -- 0.3%
MONEY MARKET FUND -- 0.3%
AIM Short Term Investment Class Prime
  Fund (Cost $389,068)...............    389,068        389,068
                                                   ------------
TOTAL INVESTMENTS -- 100.6%
  (Cost $222,130,147)................               160,523,616
OTHER ASSETS AND LIABILITIES --
  (0.6)%.............................                  (878,821)
                                                   ------------
NET ASSETS -- 100.0%.................              $159,644,795
                                                   ============

(a) Non-income producing security

See accompanying notes to financial statements.

THE TECHNOLOGY SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2002

SECURITY DESCRIPTION                    SHARES        VALUE
--------------------                    ------        -----
COMMON STOCKS -- 99.9%
COMPUTERS & PERIPHERALS -- 18.7%
Apple Computer, Inc. (a).............    193,247   $  2,802,081
Dell Computer Corp. (a)..............  1,257,862     29,572,336
EMC Corp. (a)........................  1,157,884      5,291,530
Gateway, Inc. (a)....................    208,309        618,678
Hewlett-Packard Co. .................  1,585,380     18,501,385
International Business Machines
  Corp. .............................    875,215     51,103,804
Lexmark International, Inc. (a)......     67,551      3,174,897
NCR Corp. (a)........................     56,033      1,109,453
Network Appliance, Inc. (a)..........    188,028      1,378,245
Sun Microsystems, Inc. (a)...........  1,718,496      4,450,905
                                                   ------------
                                                    118,003,314
                                                   ------------
COMMUNICATIONS EQUIPMENT -- 11.4%
ADC Telecommunications, Inc. (a).....    492,767        566,682
Andrew Corp. (a).....................     67,047        439,158
Avaya, Inc. (a)......................    263,054        376,167
CIENA Corp. (a)......................    253,530        752,984
Cisco Systems, Inc. (a)..............  3,779,245     39,606,487
Comverse Technology, Inc. (a)........    112,223        784,439
Corning Inc. ........................    561,351        898,162
JDS Uniphase Corp. (a)...............    758,667      1,477,883
Lucent Technologies, Inc. (a)........  1,890,979      1,437,144
Motorola, Inc. ......................  1,198,520     12,200,934
QUALCOMM, Inc. (a)...................    405,569     11,201,816
Scientific-Atlanta, Inc. ............     90,376      1,130,604
Tellabs, Inc. (a)....................    238,973        972,620
                                                   ------------
                                                     71,845,080
                                                   ------------
SOFTWARE -- 27.4%
Adobe Systems, Inc. .................    130,156      2,485,980
Autodesk, Inc. ......................     68,696        870,378
BMC Software, Inc. (a)...............    133,011      1,738,454
Citrix Systems, Inc. (a).............    109,847        662,377
Computer Associates International,
  Inc. ..............................    309,676      2,972,890
Compuware Corp. (a)..................    231,696        706,673
Electronic Arts Inc. (a).............     73,668      4,859,141
Intuit, Inc. (a).....................    111,929      5,096,127
Mercury Interactive Corp. (a)........     49,548        850,244
Microsoft Corp. (a)..................  2,797,294    122,353,640
Novell, Inc. (a).....................    244,310        513,051
Oracle Corp. (a).....................  2,820,180     22,166,615
Parametric Technology Corp. (a)......    196,586        353,855
PeopleSoft, Inc. (a).................    170,193      2,105,287
Rational Software Corp. (a)..........    124,928        539,689
Siebel Systems, Inc. (a).............    263,823      1,516,982
VERITAS Software Corp. (a)...........    219,432      3,219,067
                                                   ------------
                                                    173,010,450
                                                   ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS -- 2.1%
Agilent Technologies, Inc. (a).......    248,182      3,241,257
Jabil Circuit, Inc. (a)..............    109,624      1,620,243
Millipore Corp. .....................     28,564        908,049
PerkinElmer, Inc. (a)................     86,495        471,398
Sanmina-SCI Corp. (a)................    311,397        862,570
Solectron Corp. (a)..................    479,100      1,010,901

SECURITY DESCRIPTION                    SHARES        VALUE
--------------------                    ------        -----
ELECTRONIC EQUIPMENT &
  INSTRUMENTS -- (CONTINUED)
Symbol Technologies, Inc. (a)........    133,795    $ 1,026,207
Tektronix, Inc. (a)..................     53,081        872,121
Thermo Electron Corp. (a)............     93,094      1,501,606
Waters Corp. (a).....................     72,323      1,753,833
                                                   ------------
                                                     13,268,185
                                                   ------------
INTERNET SOFTWARE & SERVICES -- 0.5%
Yahoo!, Inc. (a).....................    322,092      3,082,421
                                                   ------------
IT CONSULTING & SERVICES -- 1.6%
Computer Sciences Corp. (a)..........     92,966      2,583,525
Electronic Data Systems Corp. .......    257,816      3,604,268
SunGard Data Systems, Inc. (a).......    152,040      2,957,178
Unisys Corp. ........................    183,805      1,286,635
                                                   ------------
                                                     10,431,606
                                                   ------------
OFFICE ELECTRONICS -- 0.3%
Xerox Corp. .........................    398,195      1,971,065
                                                   ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 16.6%
Advanced Micro Devices, Inc. (a).....    196,021      1,046,752
Altera Corp. (a).....................    209,219      1,813,929
Analog Devices, Inc. (a).............    194,186      3,825,464
Applied Materials, Inc. (a)..........    859,407      9,926,151
Applied Micro Circuits Corp. (a).....    188,719        539,736
Broadcom Corp. (a)...................    150,035      1,602,374
Intel Corp. .........................  3,442,745     47,819,728
KLA-Tencor Corp. (a).................    101,637      2,839,738
Linear Technology Corp. .............    169,113      3,504,021
LSI Logic Corp. (a)..................    210,077      1,333,989
Maxim Integrated Products, Inc.
  (a)................................    171,374      4,243,220
Micron Technology, Inc. (a)..........    320,375      3,963,039
National Semiconductor Corp. (a).....    102,997      1,229,784
Novellus Systems, Inc. (a)...........     80,107      1,667,027
NVIDIA Corp. (a).....................     91,646        784,490
PMC-Sierra, Inc. (a).................    114,711        445,079
QLogic Corp. (a).....................     52,005      1,354,210
Teradyne, Inc. (a)...................    106,849      1,025,750
Texas Instruments, Inc. .............    902,920     13,336,128
Xilinx, Inc. (a).....................    181,527      2,875,025
                                                   ------------
                                                    105,175,634
                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 19.6%
ALLTEL Corp. ........................    163,448      6,559,168
AT&T Corp. ..........................  1,996,070     23,972,801
BellSouth Corp. .....................    972,382     17,852,933
CenturyTel, Inc. ....................     78,211      1,754,273
Citizens Communications Co. (a)......    163,162      1,106,238
Qwest Communications International,
  Inc. (a)...........................    912,999      2,081,638
SBC Communications Inc. (a)..........  1,385,372     27,845,977
Sprint Corp. (a).....................    473,693      4,320,080
Verizon Communications Inc. (a)......  1,409,381     38,673,415
                                                   ------------
                                                    124,166,523
                                                   ------------

See accompanying notes to financial statements.

THE TECHNOLOGY SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2002

SECURITY DESCRIPTION                    SHARES        VALUE
--------------------                    ------        -----
WIRELESS TELECOMMUNICATION SERVICES -- 1.7%
AT&T Wireless Services, Inc. (a).....  1,424,969   $  5,870,872
Nextel Communications, Inc. (a)......    487,074      3,677,409
Sprint Corp. (PCS Group)(a)..........    573,344      1,123,754
                                                   ------------
                                                     10,672,035
                                                   ------------
TOTAL COMMON STOCKS --
  (Cost $1,680,755,689)..............               631,626,313
                                                   ------------
SHORT TERM INVESTMENTS -- 0.2%
MONEY MARKET FUNDS -- 0.2%
AIM Short Term Investment Class Prime
  Fund...............................  1,285,938      1,285,938
Federated Prime Obligations Fund.....      2,633          2,633
                                                   ------------
TOTAL SHORT TERM INVESTMENTS --
  (Cost $1,288,571)..................                 1,288,571
                                                   ------------
TOTAL INVESTMENTS -- 100.1%
  (Cost $1,682,044,260)..............               632,914,884
OTHER ASSETS AND LIABILITIES --
  (0.1)%.............................                  (326,790)
                                                   ------------
NET ASSETS -- 100.0%.................              $632,588,094
                                                   ============

(a) Non-income producing security

See accompanying notes to financial statements.

THE UTILITIES SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2002

SECURITY DESCRIPTION                     SHARES       VALUE
--------------------                     ------       -----
COMMON STOCKS -- 100.9%
ELECTRIC UTILITIES -- 79.6%
Allegheny Energy, Inc. ................   81,412   $  1,066,497
Ameren Corp. ..........................   93,056      3,875,782
American Electric Power Co., Inc. .....  217,556      6,202,522
Cinergy Corp. .........................  107,880      3,390,668
CMS Energy Corp. ......................   92,778        747,791
Consolidated Edison, Inc. .............  136,907      5,506,400
Constellation Energy Group, Inc. ......  105,594      2,617,675
Dominion Resources, Inc. ..............  178,634      9,062,103
DTE Energy Co. ........................  107,606      4,379,564
Edison International...................  209,326      2,093,260
Entergy Corp. .........................  143,895      5,986,032
Exelon Corp. ..........................  206,788      9,822,430
FirstEnergy Corp. .....................  191,224      5,715,685
FPL Group, Inc. .......................  117,104      6,300,195
PG&E Corp. (a).........................  252,596      2,844,231
Pinnacle West Capital Corp. ...........   54,353      1,508,839
PPL Corp. .............................  104,014      3,384,616
Progress Energy, Inc. .................  142,045      5,805,379
Public Service Enterprise Group,
  Inc. ................................  132,782      4,049,851
Reliant Energy, Inc. ..................  195,385      1,955,804
Southern Co. (The).....................  455,243     13,101,894
TECO Energy, Inc. .....................  100,209      1,591,319
TXU Corp. .............................  178,776      7,456,747
Xcel Energy, Inc. .....................  255,564      2,379,301
                                                   ------------
                                                    110,844,585
                                                   ------------
GAS UTILITIES -- 8.8%
KeySpan Corp. .........................   90,938      3,046,423
Kinder Morgan, Inc. ...................   78,266      2,774,530
Nicor, Inc. ...........................   27,947        788,105
NiSource, Inc. ........................  133,192      2,294,898
Peoples Energy Corp. ..................   22,974        773,994
Sempra Energy..........................  131,634      2,586,608
                                                   ------------
                                                     12,264,558
                                                   ------------

SECURITY DESCRIPTION                     SHARES       VALUE
--------------------                     ------       -----
MULTI-UTILITIES & UNREGULATED POWER -- 12.5%
AES Corp. (a)..........................  351,443   $    882,122
Calpine Corp. (a)......................  242,880        599,914
Duke Energy Corp. .....................  570,293     11,149,228
Dynegy, Inc. (Class A).................  234,859        272,436
El Paso Corp. .........................  375,552      3,105,815
Mirant Corp. (a).......................  259,619        573,758
Williams Cos., Inc. (The)..............  335,211        757,577
                                                   ------------
                                                     17,340,850
                                                   ------------
TOTAL COMMON STOCKS --
  (Cost $194,203,259)..................             140,449,993
                                                   ------------
SHORT TERM INVESTMENTS -- 0.2%
MONEY MARKET FUND -- 0.2%
AIM Short Term Investment Class Prime
  Fund (Cost $282,596).................  282,596        282,596
                                                   ------------
TOTAL INVESTMENTS -- 101.1%
  (Cost $194,485,855)..................             140,732,589
OTHER ASSETS AND LIABILITIES --
  (1.1)%...............................              (1,488,424)
                                                   ------------
NET ASSETS -- 100.0%...................            $139,244,165
                                                   ============

(a) Non-income producing security

See accompanying notes to financial statements.

                      (This page intentionally left blank)

THE SELECT SECTOR SPDR TRUST
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002

                                                          THE CONSUMER    THE CONSUMER
                                                          DISCRETIONARY      STAPLES       THE ENERGY     THE FINANCIAL
                                                          SELECT SECTOR   SELECT SECTOR   SELECT SECTOR   SELECT SECTOR
                                                            SPDR FUND       SPDR FUND       SPDR FUND       SPDR FUND
                                                          -------------   -------------   -------------   -------------
ASSETS
  Investments in securities, at value (Note 2)..........  $113,854,770    $206,178,183    $241,212,877    $ 402,629,511
  Cash..................................................           500           1,000             500              500
  Receivable for investments sold.......................            --       2,333,555       4,411,812               --
  Receivable for income received for Select Sector SPDRS
    in-kind transactions................................            --              --           1,250               --
  Dividends receivable (Note 2).........................        73,962         641,176         214,865          730,875
  Prepaid expenses......................................           920           1,747           1,444            3,640
                                                          ------------    ------------    ------------    -------------
         TOTAL ASSETS...................................   113,930,152     209,155,661     245,842,748      403,364,526
                                                          ------------    ------------    ------------    -------------
LIABILITIES
  Payable for investments purchased.....................            --       2,290,165       4,447,118               --
  Payable for income delivered for Select Sector SPDRS
    in-kind transactions................................            --              --              --               --
  Distribution payable (Note 2).........................       151,150       1,366,535       1,241,530        2,151,504
  Accrued advisory fees (Note 3)........................         4,995           9,042          10,021           19,280
  Accrued trustees fees (Note 3)........................         1,717           2,911           3,586            4,086
  Accrued distribution fees (Note 3)....................        89,279         123,289         103,168          178,421
  Accrued Administration, Custodian and Transfer Agent
    Fees (Note 3).......................................         6,993          12,660          14,030           26,992
  Accrued expenses and other liabilities................        41,454          80,567          82,131          127,133
                                                          ------------    ------------    ------------    -------------
         TOTAL LIABILITIES..............................       295,588       3,885,169       5,901,584        2,507,416
                                                          ------------    ------------    ------------    -------------
         NET ASSETS.....................................  $113,634,564    $205,270,492    $239,941,164    $ 400,857,110
                                                          ============    ============    ============    =============
NET ASSETS REPRESENTED BY:
  Paid in surplus (Note 4)..............................   162,297,761     304,899,156     372,461,326      583,185,631
  Undistributed (distributions in excess of) net
    investment income...................................      (151,150)        (45,544)       (612,882)      (1,111,588)
  Accumulated net realized gain (loss) on investments...   (15,676,653)    (61,400,554)    (74,770,836)     (27,549,785)
  Net unrealized appreciation (depreciation) on
    investments.........................................   (32,835,394)    (38,182,566)    (57,136,444)    (153,667,148)
                                                          ------------    ------------    ------------    -------------
         NET ASSETS.....................................  $113,634,564    $205,270,492    $239,941,164    $ 400,857,110
                                                          ============    ============    ============    =============
NET ASSET VALUE PER SELECT SECTOR SPDR:
  Net asset value per Select Sector SPDR share..........  $      22.73    $      19.83    $      21.14    $       20.66
                                                          ============    ============    ============    =============
  Shares outstanding (unlimited amount authorized,
    $0.01 par value)....................................     5,000,000      10,350,184      11,350,105       19,403,420
                                                          ============    ============    ============    =============
  Cost of investments...................................  $146,690,164    $244,360,749    $298,349,321    $ 556,296,659
                                                          ============    ============    ============    =============

See accompanying notes to financial statements.

    THE HEALTH CARE   THE INDUSTRIAL   THE MATERIALS   THE TECHNOLOGY    THE UTILITIES
     SELECT SECTOR    SELECT SECTOR    SELECT SECTOR    SELECT SECTOR    SELECT SECTOR
       SPDR FUND        SPDR FUND        SPDR FUND        SPDR FUND        SPDR FUND
    ---------------   --------------   -------------   ---------------   -------------
     $110,720,583      $ 86,987,042    $160,523,616    $  632,914,884    $140,732,589
            2,576            24,104              --                --             200
               --                --       1,223,260         3,616,352       1,023,567
               --                --              --                --              --
           84,838           206,569         350,920           307,665         341,807
              771               764             812             6,205             524
     ------------      ------------    ------------    ---------------   ------------
      110,808,768        87,218,479     162,098,608       636,845,106     142,098,687
     ------------      ------------    ------------    ---------------   ------------
               --                --       1,242,390         3,488,742       1,115,562
               --                --              --            45,649              --
          360,087           316,151         996,840                --       1,636,966
            4,763             5,037           7,610            29,427           5,789
            1,562             2,512           3,873             8,513           1,716
           57,487            54,473         111,474           518,989          55,236
            6,669             7,051          10,655            41,200           8,105
           41,367            52,385          80,971           124,492          31,148
     ------------      ------------    ------------    ---------------   ------------
          471,935           437,609       2,453,813         4,257,012       2,854,522
     ------------      ------------    ------------    ---------------   ------------
     $110,336,833      $ 86,780,870    $159,644,795    $  632,588,094    $139,244,165
     ============      ============    ============    ===============   ============
      138,868,057       155,633,103     233,072,420     2,132,712,498     216,866,533
          (10,189)          420,055         226,747         1,313,479          18,377
      (22,117,978)      (35,559,967)    (12,047,841)     (452,308,507)    (23,887,479)
       (6,403,057)      (33,712,321)    (61,606,531)   (1,049,129,376)    (53,753,266)
     ------------      ------------    ------------    ---------------   ------------
     $110,336,833      $ 86,780,870    $159,644,795    $  632,588,094    $139,244,165
     ============      ============    ============    ===============   ============
     $      25.36      $      19.50    $      17.74    $        11.84    $      18.57
     ============      ============    ============    ===============   ============
        4,350,001         4,450,000       9,000,003        53,450,003       7,500,113
     ============      ============    ============    ===============   ============
     $117,123,640      $120,699,363    $222,130,147    $1,682,044,260    $194,485,855
     ============      ============    ============    ===============   ============

THE SELECT SECTOR SPDR TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2002

                                                          THE CONSUMER    THE CONSUMER
                                                          DISCRETIONARY      STAPLES       THE ENERGY     THE FINANCIAL
                                                          SELECT SECTOR   SELECT SECTOR   SELECT SECTOR   SELECT SECTOR
                                                            SPDR FUND       SPDR FUND       SPDR FUND       SPDR FUND
                                                          -------------   -------------   -------------   -------------
INVESTMENT INCOME
  Dividend income (Note 2)..............................   $ 1,488,857    $  5,692,704    $  6,895,661    $ 11,729,682
  Foreign taxes withheld................................            --         (18,720)       (161,023)             --
                                                           -----------    ------------    ------------    ------------
    TOTAL INVESTMENT INCOME.............................     1,488,857       5,673,984       6,734,638      11,729,682
                                                           -----------    ------------    ------------    ------------
EXPENSES
  Administrator, custodian and transfer agent fee (Note
    3)..................................................       177,075         322,515         322,011         595,821
  Distribution fee (Note 3).............................       130,111         237,386         235,173         442,620
  License fee (Note 3)..................................       106,245         193,509         193,207         357,492
  Advisory fee (Note 3).................................        88,538         161,258         161,006         297,910
  Printing and postage expense..........................        25,588          51,682          42,563          69,624
  Professional fees.....................................        11,639          36,558          24,274          40,860
  Trustee fees (Note 3).................................         5,505          12,441          11,952          18,060
  SEC registration expense..............................            --           6,417              --              --
  Insurance expense.....................................         2,145           4,158           4,083           9,422
  Miscellaneous expenses................................           801           4,353              --              --
                                                           -----------    ------------    ------------    ------------
    TOTAL EXPENSES BEFORE WAIVERS.......................       547,647       1,030,277         994,269       1,831,809
                                                           -----------    ------------    ------------    ------------
  Expenses waived by Advisor (Note 3)...................       (12,315)        (23,251)        (19,531)        (51,092)
  Expenses waived by Administrator, Custodian and
    Transfer Agent (Note 3).............................       (53,123)        (96,754)        (96,603)       (178,746)
                                                           -----------    ------------    ------------    ------------
  NET EXPENSES..........................................       482,209         910,272         878,135       1,601,971
                                                           -----------    ------------    ------------    ------------
  NET INVESTMENT INCOME (LOSS)..........................     1,006,648       4,763,712       5,856,503      10,127,711
                                                           -----------    ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on investment transactions...    (2,161,765)    (31,326,931)    (78,684,460)    (39,690,521)
  Net change in unrealized appreciation
    (depreciation)......................................      (747,972)    (30,850,415)      3,661,818     (31,558,751)
                                                           -----------    ------------    ------------    ------------
    NET REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS.......................................    (2,909,737)    (62,177,346)    (75,022,642)    (71,249,272)
                                                           -----------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS............................................   $(1,903,089)   $(57,413,634)   $(69,166,139)   $(61,121,561)
                                                           ===========    ============    ============    ============

See accompanying notes to financial statements.

    THE HEALTH CARE   THE INDUSTRIAL   THE MATERIALS    THE TECHNOLOGY   THE UTILITIES
     SELECT SECTOR    SELECT SECTOR    SELECT SECTOR    SELECT SECTOR    SELECT SECTOR
       SPDR FUND        SPDR FUND        SPDR FUND        SPDR FUND        SPDR FUND
    ---------------   --------------   --------------   --------------   -------------
      $ 1,176,913      $  2,825,253     $  5,679,826    $   4,118,047    $  5,076,993
               --                --          (33,466)              --              --
      -----------      ------------     ------------    -------------    ------------
        1,176,913         2,825,253        5,646,360        4,118,047       5,076,993
      -----------      ------------     ------------    -------------    ------------
          153,133           183,532          252,707        1,056,971         131,405
          112,426           133,026          182,027          781,719          95,445
           91,880           110,119          151,624          634,182          78,843
           76,567            91,766          126,353          528,485          65,702
           23,691            26,815           35,733          108,936          10,232
           14,062            11,104           18,859           43,738           9,745
            5,373             6,511            8,806           34,200           4,669
            1,726             3,728            4,371               --              --
            1,812             1,664            1,841           17,109           1,389
            3,048             2,158            2,039               --           1,305
      -----------      ------------     ------------    -------------    ------------
          483,718           570,423          784,360        3,205,340         398,735
      -----------      ------------     ------------    -------------    ------------
          (10,466)           (9,107)         (10,263)         (83,680)         (6,923)
          (45,940)          (55,060)         (75,812)        (317,092)        (39,422)
      -----------      ------------     ------------    -------------    ------------
          427,312           506,256          698,285        2,804,568         352,390
      -----------      ------------     ------------    -------------    ------------
          749,601         2,318,997        4,948,075        1,313,479       4,724,603
      -----------      ------------     ------------    -------------    ------------
       (6,958,058)      (51,844,393)      (4,372,997)    (301,976,050)    (16,387,749)
       17,744,694       (11,528,213)     (31,871,252)    (139,291,245)    (42,980,585)
      -----------      ------------     ------------    -------------    ------------
       10,786,636       (63,372,606)     (36,244,249)    (441,267,295)    (59,368,334)
      -----------      ------------     ------------    -------------    ------------
      $11,536,237      $(61,053,609)    $(31,296,174)   $(439,953,816)   $(54,643,731)
      ===========      ============     ============    =============    ============

THE SELECT SECTOR SPDR TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                        THE CONSUMER DISCRETIONARY         THE CONSUMER STAPLES
                                                         SELECT SECTOR SPDR FUND          SELECT SECTOR SPDR FUND
                                                       ----------------------------    -----------------------------
                                                           YEAR            YEAR            YEAR             YEAR
                                                          ENDED           ENDED            ENDED           ENDED
                                                        9/30/2002       9/30/2001        9/30/2002       9/30/2001
                                                       ------------    ------------    -------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss).......................  $  1,006,648    $  1,022,984    $   4,763,712    $  2,638,113
  Net realized gain (loss) on investment
    transactions.....................................    (2,161,765)    (17,570,353)     (31,326,931)      8,938,251
  Net change in unrealized appreciation
    (depreciation)...................................      (747,972)     (6,599,164)     (30,850,415)     (9,442,028)
                                                       ------------    ------------    -------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS..................................    (1,903,089)    (23,146,533)     (57,413,634)      2,134,336
                                                       ------------    ------------    -------------    ------------
UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN PRICE
  OF UNITS ISSUED AND REDEEMED.......................       143,586          13,999         (363,633)        427,655
                                                       ------------    ------------    -------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..............................    (1,152,248)     (1,036,767)      (4,423,211)     (3,062,062)
  Net realized gain..................................            --              --               --              --
                                                       ------------    ------------    -------------    ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS................    (1,152,248)     (1,036,767)      (4,423,211)     (3,062,062)
                                                       ------------    ------------    -------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM SPDRS
  TRANSACTIONS (NOTE 4)..............................    10,371,525      40,729,333     (101,484,891)    213,062,337
                                                       ------------    ------------    -------------    ------------
  Net increase (decrease) in net assets during
    period...........................................     7,459,774      16,560,032     (163,685,369)    212,562,266
  Net assets at beginning of period..................   106,174,790      89,614,758      368,955,861     156,393,595
                                                       ------------    ------------    -------------    ------------
NET ASSETS END OF PERIOD(1)..........................  $113,634,564    $106,174,790    $ 205,270,492    $368,955,861
                                                       ============    ============    =============    ============
(1) Including undistributed (distribution in excess
      of) net investment income......................  $   (151,150)   $    (21,096)   $     (45,544)   $   (386,045)
                                                       ============    ============    =============    ============

See accompanying notes to financial statements.

            THE ENERGY                    THE FINANCIAL                 THE HEALTH CARE
      SELECT SECTOR SPDR FUND        SELECT SECTOR SPDR FUND        SELECT SECTOR SPDR FUND
    ---------------------------   -----------------------------   ---------------------------
        YEAR           YEAR           YEAR            YEAR            YEAR           YEAR
       ENDED          ENDED           ENDED           ENDED          ENDED          ENDED
     9/30/2002      9/30/2001       9/30/2002       9/30/2001      9/30/2002      9/30/2001
    ------------   ------------   -------------   -------------   ------------   ------------
    $  5,856,503   $  3,882,685   $  10,127,711   $   9,197,823   $    749,601   $    246,823
     (78,684,460)    12,855,237     (39,690,521)     70,442,716     (6,958,058)    (3,537,548)
       3,661,818    (74,201,728)    (31,558,751)   (176,781,872)    17,744,694    (16,647,304)
    ------------   ------------   -------------   -------------   ------------   ------------
     (69,166,139)   (57,463,806)    (61,121,561)    (97,141,333)    11,536,237    (19,938,029)
    ------------   ------------   -------------   -------------   ------------   ------------
         154,379        227,578      (1,266,156)       (300,225)        21,395          2,139
    ------------   ------------   -------------   -------------   ------------   ------------
      (6,022,434)    (4,094,793)     (8,798,298)     (8,788,537)      (786,910)      (248,425)
              --             --              --              --             --        (15,092)
    ------------   ------------   -------------   -------------   ------------   ------------
      (6,022,434)    (4,094,793)     (8,798,298)     (8,788,537)      (786,910)      (263,517)
    ------------   ------------   -------------   -------------   ------------   ------------
      70,236,387     14,095,424    (140,525,194)    288,657,071    (14,661,527)    54,516,350
    ------------   ------------   -------------   -------------   ------------   ------------
      (4,797,807)   (47,235,597)   (211,711,209)    182,426,976     (3,890,805)    34,316,943
     244,738,971    291,974,568     612,568,319     430,141,343    114,227,638     79,910,695
    ------------   ------------   -------------   -------------   ------------   ------------
    $239,941,164   $244,738,971   $ 400,857,110   $ 612,568,319   $110,336,833   $114,227,638
    ============   ============   =============   =============   ============   ============
    $   (612,882)  $   (446,951)  $  (1,111,588)  $     390,192   $    (10,189)  $     27,120
    ============   ============   =============   =============   ============   ============

THE SELECT SECTOR SPDR TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                THE INDUSTRIAL                  THE MATERIALS
                                                           SELECT SECTOR SPDR FUND         SELECT SECTOR SPDR FUND
                                                         ----------------------------    ---------------------------
                                                             YEAR            YEAR            YEAR           YEAR
                                                            ENDED           ENDED           ENDED           ENDED
                                                          9/30/2002       9/30/2001       9/30/2002       9/30/2001
                                                         ------------    ------------    ------------    -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss).........................  $  2,318,997    $    766,464    $  4,948,075    $ 1,868,801
  Net realized gain (loss) on investment
    transactions.......................................   (51,844,393)      1,604,034      (4,372,997)    (3,120,449)
  Net change in unrealized appreciation
    (depreciation).....................................   (11,528,213)    (17,399,381)    (31,871,252)     4,626,737
                                                         ------------    ------------    ------------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS.........................................   (61,053,609)    (15,028,883)    (31,296,174)     3,375,089
                                                         ------------    ------------    ------------    -----------
UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN PRICE
  OF UNITS ISSUED AND REDEEMED.........................      (265,406)         65,453         171,969         84,263
                                                         ------------    ------------    ------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income................................    (1,976,019)       (802,184)     (4,971,460)    (1,874,987)
  Net realized gain....................................            --              --              --     (2,383,464)
                                                         ------------    ------------    ------------    -----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS..................    (1,976,019)       (802,184)     (4,971,460)    (4,258,451)
                                                         ------------    ------------    ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM SPDRS
  TRANSACTIONS (NOTE 4)................................    82,811,265      33,041,047      96,199,087     43,555,089
                                                         ------------    ------------    ------------    -----------
  Net increase (decrease) in net assets during
    period.............................................    19,516,231      17,275,433      60,103,422     42,755,990
  Net assets at beginning of period....................    67,264,639      49,989,206      99,541,373     56,785,383
                                                         ------------    ------------    ------------    -----------
NET ASSETS END OF PERIOD(1)............................  $ 86,780,870    $ 67,264,639    $159,644,795    $99,541,373
                                                         ============    ============    ============    ===========
(1) Including undistributed (distribution in excess of)
      net investment income............................  $    420,055    $     77,077    $    226,747    $   250,132
                                                         ============    ============    ============    ===========

See accompanying notes to financial statements.

         THE TECHNOLOGY                    THE UTILITIES
    SELECT SECTOR SPDR FUND           SELECT SECTOR SPDR FUND
--------------------------------    ----------------------------
     YEAR              YEAR             YEAR            YEAR
    ENDED             ENDED            ENDED           ENDED
  9/30/2002         9/30/2001        9/30/2002       9/30/2001
--------------    --------------    ------------    ------------
$    1,313,479    $     (514,907)   $  4,724,603    $  2,315,682
  (301,976,050)      (38,365,165)    (16,387,749)     11,978,786
  (139,291,245)     (788,924,941)    (42,980,585)    (18,675,741)
--------------    --------------    ------------    ------------
  (439,953,816)     (827,805,013)    (54,643,731)     (4,381,273)
--------------    --------------    ------------    ------------
      (936,423)       (3,337,378)        424,481         155,072
--------------    --------------    ------------    ------------
            --                --      (5,131,034)     (2,462,393)
            --                --              --      (1,166,151)
--------------    --------------    ------------    ------------
            --                --      (5,131,034)     (3,628,544)
--------------    --------------    ------------    ------------
   176,051,612       685,904,563      88,526,724       9,911,018
--------------    --------------    ------------    ------------
  (264,838,627)     (145,237,828)     29,176,440       2,056,273
   897,426,721     1,042,664,549     110,067,725     108,011,452
--------------    --------------    ------------    ------------
$  632,588,094    $  897,426,721    $139,244,165    $110,067,725
==============    ==============    ============    ============
$    1,313,479    $           --    $     18,377    $    424,808
==============    ==============    ============    ============

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
FOR A SELECT SECTOR SPDR OUTSTANDING THROUGHOUT EACH PERIOD

                                                                THE CONSUMER DISCRETIONARY
                                                                 SELECT SECTOR SPDR FUND
                                              YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                             SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                 2002             2001             2000            1999(2)
                                             -------------    -------------    -------------    -------------
Net asset value, beginning of period.......    $  23.08         $  24.89          $ 26.17          $ 24.51
                                               --------         --------          -------          -------
Net investment income (loss)...............        0.14             0.23             0.22             0.09
Net realized and unrealized gain (loss)
  (3)......................................       (0.36)           (1.80)           (1.29)            1.66
                                               --------         --------          -------          -------
Total from investment operations...........       (0.22)           (1.57)           (1.07)            1.75
                                               --------         --------          -------          -------
Undistributed net investment income
  included in price of units issued and
  redeemed, net............................        0.03               --               --             0.01
                                               --------         --------          -------          -------
Distributions to shareholders from:
Net investment income......................       (0.16)           (0.24)           (0.21)           (0.10)
Net realized gains.........................          --               --               --               --
                                               --------         --------          -------          -------
Total distributions to shareholders........       (0.16)           (0.24)           (0.21)           (0.10)
                                               --------         --------          -------          -------
Net asset value, end of period.............    $  22.73         $  23.08          $ 24.89          $ 26.17
                                               ========         ========          =======          =======
Total return (4)...........................       (0.93)%          (6.46)%          (4.12)%           7.17%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......    $113,635         $106,175          $89,615          $35,324
Ratio of expenses to average net assets....        0.27%            0.27%            0.43%            0.58%(5)
Ratio of expenses to average net assets
  before waivers...........................        0.31%            0.32%            0.51%            0.58%(5)
Ratio of net investment income (loss) to
  average net assets.......................        0.57%            0.89%            0.80%            0.49%(5)
Portfolio turnover rate (6)................       42.34%            4.71%           16.28%            9.56%

See accompanying notes to financial highlights on page 58

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
FOR A SELECT SECTOR SPDR OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   THE CONSUMER STAPLES
                                                                 SELECT SECTOR SPDR FUND
                                              YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                             SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                 2002             2001             2000            1999(2)
                                             -------------    -------------    -------------    -------------
Net asset value, beginning of period.......    $  25.10         $  25.02         $  22.63          $ 26.06
                                               --------         --------         --------          -------
Net investment income (loss)...............        0.43             0.27             0.30             0.20
Net realized and unrealized gain (loss)
  (3)......................................       (5.29)            0.09             2.39            (3.44)
                                               --------         --------         --------          -------
Total from investment operations...........       (4.86)            0.36             2.69            (3.24)
                                               --------         --------         --------          -------
Undistributed net investment income
  included in price of units issued and
  redeemed, net............................       (0.04)            0.03            (0.02)            0.01
                                               --------         --------         --------          -------
Distributions to shareholders from:
Net investment income......................       (0.37)           (0.31)           (0.28)           (0.20)
Net realized gains.........................          --               --               --               --
                                               --------         --------         --------          -------
Total distributions to shareholders........       (0.37)           (0.31)           (0.28)           (0.20)
                                               --------         --------         --------          -------
Net asset value, end of period.............    $  19.83         $  25.10         $  25.02          $ 22.63
                                               ========         ========         ========          =======
Total return (4)...........................      (19.68)%           1.53%           11.92%          (12.45)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......    $205,270         $368,956         $156,394          $17,651
Ratio of expenses to average net assets....        0.28%            0.28%            0.42%            0.57%(5)
Ratio of expenses to average net assets
  before waivers...........................        0.32%            0.33%            0.50%            0.57%(5)
Ratio of net investment income (loss) to
  average net assets.......................        1.48%            1.21%            1.20%            1.10%(5)
Portfolio turnover rate (6)................       59.68%            6.42%            9.77%            2.91%

See accompanying notes to financial highlights on page 58

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
FOR A SELECT SECTOR SPDR OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        THE ENERGY
                                                                 SELECT SECTOR SPDR FUND
                                              YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                             SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                 2002             2001             2000            1999(2)
                                             -------------    -------------    -------------    -------------
Net asset value, beginning of period.......    $  25.90         $  32.81         $  27.46         $  23.59
                                               --------         --------         --------         --------
Net investment income (loss)...............        0.43             0.45             0.55             0.29
Net realized and unrealized gain (loss)
  (3)......................................       (4.73)           (6.90)            5.28             3.88
                                               --------         --------         --------         --------
Total from investment operations...........       (4.30)           (6.45)            5.83             4.17
                                               --------         --------         --------         --------
Undistributed net investment income
  included in price of units issued and
  redeemed, net............................        0.01             0.02            (0.01)            0.07
                                               --------         --------         --------         --------
Distributions to shareholders from:
Net investment income......................       (0.47)           (0.48)           (0.47)           (0.37)
Net realized gains.........................          --               --               --               --
                                               --------         --------         --------         --------
Total distributions to shareholders........       (0.47)           (0.48)           (0.47)           (0.37)
                                               --------         --------         --------         --------
Net asset value, end of period.............    $  21.14         $  25.90         $  32.81         $  27.46
                                               ========         ========         ========         ========
Total return (4)...........................      (16.72)%         (19.81)%          21.38%           17.91%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......    $239,941         $244,739         $291,975         $149,636
Ratio of expenses to average net assets....        0.27%            0.28%            0.41%            0.56%(5)
Ratio of expenses to average net assets
  before waivers...........................        0.31%            0.33%            0.50%            0.56%(5)
Ratio of net investment income (loss) to
  average net assets.......................        1.82%            1.56%            1.71%            1.73%(5)
Portfolio turnover rate (6)................       38.55%           17.36%           30.76%           20.15%

See accompanying notes to financial highlights on page 58

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
FOR A SELECT SECTOR SPDR OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      THE FINANCIAL
                                                                 SELECT SECTOR SPDR FUND
                                              YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                             SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                 2002             2001             2000            1999(2)
                                             -------------    -------------    -------------    -------------
Net asset value, beginning of period.......    $  24.70         $  28.96         $  22.04         $  22.02
                                               --------         --------         --------         --------
Net investment income (loss)...............        0.49             0.41             0.35             0.21
Net realized and unrealized gain (loss)
  (3)......................................       (4.03)           (4.27)            6.91             0.02
                                               --------         --------         --------         --------
Total from investment operations...........       (3.54)           (3.86)            7.26             0.23
                                               --------         --------         --------         --------
Undistributed net investment income
  included in price of units issued and
  redeemed, net............................       (0.07)           (0.01)              --             0.01
                                               --------         --------         --------         --------
Distributions to shareholders from:
Net investment income......................       (0.43)           (0.39)           (0.34)           (0.22)
Net realized gains.........................          --               --               --               --
                                               --------         --------         --------         --------
Total distributions to shareholders........       (0.43)           (0.39)           (0.34)           (0.22)
                                               --------         --------         --------         --------
Net asset value, end of period.............    $  20.66         $  24.70         $  28.96         $  22.04
                                               ========         ========         ========         ========
Total return (4)...........................      (14.87)%         (13.50)%          33.24%            0.97%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......    $400,857         $612,568         $430,141         $123,409
Ratio of expenses to average net assets....        0.27%            0.27%            0.44%            0.57%(5)
Ratio of expenses to average net assets
  before waivers...........................        0.31%            0.32%            0.54%            0.57%(5)
Ratio of net investment income (loss) to
  average net assets.......................        1.70%            1.43%            1.45%            1.14%(5)
Portfolio turnover rate (6)................       10.58%            8.77%            7.02%            5.71%

See accompanying notes to financial highlights on page 58

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
FOR A SELECT SECTOR SPDR OUTSTANDING THROUGHOUT EACH PERIOD

                                                                     THE HEALTH CARE
                                                                 SELECT SECTOR SPDR FUND
                                              YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                             SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                 2002             2001             2000            1999(2)
                                             -------------    -------------    -------------    -------------
Net asset value, beginning of period.......    $  23.55         $  29.06          $ 26.85          $ 23.97
                                               --------         --------          -------          -------
Net investment income (loss)...............        0.14             0.07             0.03            (0.02)
Net realized and unrealized gain (loss)
  (3)......................................        1.82            (5.49)            2.37             2.90
                                               --------         --------          -------          -------
Total from investment operations...........        1.96            (5.42)            2.40             2.88
                                               --------         --------          -------          -------
Undistributed net investment income
  included in price of units issued and
  redeemed, net............................          --               --            (0.01)              --
                                               --------         --------          -------          -------
Distributions to shareholders from:
Net investment income......................       (0.15)           (0.08)              --               --
Net realized gains.........................          --            (0.01)           (0.18)              --
                                               --------         --------          -------          -------
Total distributions to shareholders........       (0.15)           (0.09)           (0.18)              --
                                               --------         --------          -------          -------
Net asset value, end of period.............    $  25.36         $  23.55          $ 29.06          $ 26.85
                                               ========         ========          =======          =======
Total return (4)...........................        8.27%          (18.71)%           8.84%           12.03%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......    $110,337         $114,228          $79,911          $60,420
Ratio of expenses to average net assets....        0.28%            0.28%            0.42%            0.57%(5)
Ratio of expenses to average net assets
  before waivers...........................        0.32%            0.33%            0.51%            0.57%(5)
Ratio of net investment income (loss) to
  average net assets.......................        0.49%            0.26%            0.10%           (0.11)%(5)
Portfolio turnover rate (6)................      102.64%           27.99%           21.88%           14.56%

See accompanying notes to financial highlights on page 58

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
FOR A SELECT SECTOR SPDR OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      THE INDUSTRIAL
                                                                 SELECT SECTOR SPDR FUND
                                              YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                             SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                 2002             2001             2000            1999(2)
                                             -------------    -------------    -------------    -------------
Net asset value, beginning of period.......     $ 23.60          $ 30.30          $ 28.68          $ 22.66
                                                -------          -------          -------          -------
Net investment income (loss)...............        0.39             0.30             0.35             0.21
Net realized and unrealized gain (loss)
  (3)......................................       (4.11)           (6.66)            1.70             6.00
                                                -------          -------          -------          -------
Total from investment operations...........       (3.72)           (6.36)            2.05             6.21
                                                -------          -------          -------          -------
Undistributed net investment income
  included in price of units issued and
  redeemed, net............................       (0.06)            0.02            (0.04)              --
                                                -------          -------          -------          -------
Distributions to shareholders from:
Net investment income......................       (0.32)           (0.36)           (0.31)           (0.19)
Net realized gains.........................          --               --            (0.08)              --
                                                -------          -------          -------          -------
Total distributions to shareholders........       (0.32)           (0.36)           (0.39)           (0.19)
                                                -------          -------          -------          -------
Net asset value, end of period.............     $ 19.50          $ 23.60          $ 30.30          $ 28.68
                                                =======          =======          =======          =======
Total return (4)...........................      (16.24)%         (21.10)%           7.10%           27.40%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......     $86,781          $67,265          $49,989          $65,963
Ratio of expenses to average net assets....        0.28%            0.28%            0.44%            0.57%(5)
Ratio of expenses to average net assets
  before waivers...........................        0.31%            0.33%            0.51%            0.57%(5)
Ratio of net investment income (loss) to
  average net assets.......................        1.26%            1.25%            1.10%            0.94%(5)
Portfolio turnover rate (6)................       57.63%            7.14%           42.37%           12.42%

See accompanying notes to financial highlights on page 58

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
FOR A SELECT SECTOR SPDR OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      THE MATERIALS
                                                                 SELECT SECTOR SPDR FUND
                                              YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                             SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                 2002             2001             2000            1999(2)
                                             -------------    -------------    -------------    -------------
Net asset value, beginning of period.......    $  19.33          $ 18.03          $ 23.74          $ 20.72
                                               --------          -------          -------          -------
Net investment income (loss)...............        0.43             0.36             0.45             0.24
Net realized and unrealized gain (loss)
  (3)......................................       (1.60)            1.86            (5.66)            3.01
                                               --------          -------          -------          -------
Total from investment operations...........       (1.17)            2.22            (5.21)            3.25
                                               --------          -------          -------          -------
Undistributed net investment income
  included in price of units issued and
  redeemed, net............................        0.02             0.02            (0.07)              --
                                               --------          -------          -------          -------
Distributions to shareholders from:
Net investment income......................       (0.44)           (0.43)           (0.37)           (0.23)
Net realized gains.........................          --            (0.51)           (0.06)              --
                                               --------          -------          -------          -------
Total distributions to shareholders........       (0.44)           (0.94)           (0.43)           (0.23)
                                               --------          -------          -------          -------
Net asset value, end of period.............    $  17.74          $ 19.33          $ 18.03          $ 23.74
                                               ========          =======          =======          =======
Total return (4)...........................       (6.27)%          12.08%          (22.48)%          15.59%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......    $159,645          $99,541          $56,785          $81,887
Ratio of expenses to average net assets....        0.28%            0.27%            0.43%            0.56%(5)
Ratio of expenses to average net assets
  before waivers...........................        0.31%            0.32%            0.51%            0.56%(5)
Ratio of net investment income (loss) to
  average net assets.......................        1.96%            2.12%            1.73%            1.44%(5)
Portfolio turnover rate (6)................       27.79%            5.59%           19.18%            9.70%

See accompanying notes to financial highlights on page 58

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
FOR A SELECT SECTOR SPDR OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      THE TECHNOLOGY
                                                                 SELECT SECTOR SPDR FUND
                                              YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                             SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                2002(1)          2001(1)           2000            1999(2)
                                             -------------    -------------    -------------    -------------
Net asset value, beginning of period.......    $  19.18         $  46.44        $    41.22        $  30.09
                                               --------         --------        ----------        --------
Net investment income (loss)...............        0.02            (0.01)            (0.08)          (0.04)
Net realized and unrealized gain (loss)
  (3)......................................       (7.34)          (27.18)             5.31           11.18
                                               --------         --------        ----------        --------
Total from investment operations...........       (7.32)          (27.19)             5.23           11.14
                                               --------         --------        ----------        --------
Undistributed net investment income
  included in price of units issued and
  redeemed, net............................       (0.02)           (0.07)            (0.01)          (0.01)
                                               --------         --------        ----------        --------
Distributions to shareholders from:
Net investment income......................          --               --                --              --
Net realized gains.........................          --               --                --              --
                                               --------         --------        ----------        --------
Total distributions to shareholders........          --               --                --              --
                                               --------         --------        ----------        --------
Net asset value, end of period.............    $  11.84         $  19.18        $    46.44        $  41.22
                                               ========         ========        ==========        ========
Total return (4)...........................      (38.28)%         (58.71)%           12.67%          37.00%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......    $632,588         $897,427        $1,042,665        $731,719
Ratio of expenses to average net assets....        0.27%            0.28%             0.42%           0.56%(5)
Ratio of expenses to average net assets
  before waivers...........................        0.30%            0.33%             0.50%           0.56%(5)
Ratio of net investment income (loss) to
  average net assets.......................        0.12%           (0.05)%           (0.16)%         (0.15)%(5)
Portfolio turnover rate (6)................       17.92%           10.85%            24.34%          21.23%

See accompanying notes to financial highlights on page 58

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
FOR A SELECT SECTOR SPDR OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      THE UTILITIES
                                                                 SELECT SECTOR SPDR FUND
                                              YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                             SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                 2002             2001             2000            1999(2)
                                             -------------    -------------    -------------    -------------
Net asset value, beginning of period.......    $  29.35         $  32.24         $  29.52          $ 29.06
                                               --------         --------         --------          -------
Net investment income (loss)...............        0.89             0.70             1.06             0.56
Net realized and unrealized gain (loss)
  (3)......................................      (10.82)           (2.48)            2.86             0.45
                                               --------         --------         --------          -------
Total from investment operations...........       (9.93)           (1.78)            3.92             1.01
                                               --------         --------         --------          -------
Undistributed net investment income
  included in price of units issued and
  redeemed, net............................        0.06             0.04            (0.17)            0.05
                                               --------         --------         --------          -------
Distributions to shareholders from:
Net investment income......................       (0.91)           (0.90)           (0.85)           (0.60)
Net realized gains.........................          --            (0.25)           (0.18)              --
                                               --------         --------         --------          -------
Total distributions to shareholders........       (0.91)           (1.15)           (1.03)           (0.60)
                                               --------         --------         --------          -------
Net asset value, end of period.............    $  18.57         $  29.35         $  32.24          $ 29.52
                                               ========         ========         ========          =======
Total return (4)...........................      (34.15)%          (5.53)%          13.21%            3.66%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......    $139,244         $110,068         $108,011          $81,168
Ratio of expenses to average net assets....        0.27%            0.29%            0.40%            0.57%(5)
Ratio of expenses to average net assets
  before waivers...........................        0.30%            0.34%            0.50%            0.57%(5)
Ratio of net investment income (loss) to
  average net assets.......................        3.60%            2.87%            3.45%            2.62%(5)
Portfolio turnover rate (6)................       56.89%           11.79%           44.57%           38.86%

(1) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Commencement of investment operations was on December 16, 1998.
(3) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(4) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized. Broker commission charges are not included in the calculation.
(5) Annualized.
(6) Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions on Select Sector SPDRs. On June 24, 2002, the Select Sector Indexes were reconfigured to more closely align the Select Sector Indexes to the GICS Sector definitions of the S & P 500 Index. Portfolio turnover results for the year ended September 30, 2002 reflect this reconfiguration.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002

1.  ORGANIZATION

The Select Sector SPDR Trust (the "Trust") was organized in the Commonwealth of Massachusetts on June 10, 1998 and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in a particular sector or group of industries as specified by a specified market sector index (each a "Select Sector Index"). Each of the nine Select Sector Indexes represents a basket of equity securities of public companies that are components of the S & P 500 Index and are included in a specific sector. The Trust is comprised of nine funds (collectively the "Funds" and each individually a "Fund") as follows: The Consumer Discretionary Select Sector SPDR Fund (formerly known as The Cyclical/Transportation Select Sector SPDR Fund), The Consumer Staples Select Sector SPDR Fund, The Energy Select Sector SPDR Fund, The Financial Select Sector SPDR Fund, The Health Care Select Sector SPDR Fund (formerly known as The Consumer Services Select Sector SPDR Fund), The Industrial Select Sector SPDR Fund, The Materials Select Sector SPDR Fund (formerly known as The Basic Industries Select Sector SPDR Fund), The Technology Select Sector SPDR Fund, and The Utilities Select Sector SPDR Fund. Each Fund operates as a non-diversified investment company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION

Portfolio securities are valued based on the closing sale price on the exchange which is deemed to be the principal market for the security. If there is no closing sale price then the security is valued at the previous closing sale price on the exchange which is deemed the principal market for the security. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures approved by the Board of Trustees.

INVESTMENT INCOME

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities.

EXPENSES

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds.

DISTRIBUTIONS

The Trust declares and distributes dividends from net investment income to its shareholders quarterly. The Trust will distribute net realized capital gains, if any, at least annually.

FEDERAL INCOME TAX

The Funds have qualified and intend to qualify for and elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, each Fund will not be

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FEDERAL INCOME TAX -- (CONTINUED)

subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These book-tax differences are primarily due to differing treatments for income equalization, in-kind transactions and losses deferred due to wash sales. At September 30, 2002, the Funds had the following capital loss carryforwards, which may be utilized to offset any net realized capital gains, expiring September 30:

FUND                                                             2008          2009            2010
-------------------------------------------------------------------------------------------------------
The Consumer Discretionary Select Sector SPDR Fund            $  234,327    $   718,060    $    732,626
The Consumer Staples Select Sector SPDR Fund                      32,935      5,361,967       1,125,600
The Energy Select Sector SPDR Fund                               748,469        615,827       6,697,642
The Financial Select Sector SPDR Fund                            310,711      3,419,828       3,115,309
The Health Care Select Sector SPDR Fund                               --      1,393,723       2,876,921
The Industrial Select Sector SPDR Fund                                --      5,365,360         617,211
The Materials Select Sector SPDR Fund                                 --      1,158,053       3,739,320
The Technology Select Sector SPDR Fund                         1,441,975     13,684,462     110,778,244
The Utilities Select Sector SPDR Fund                                 --      2,084,663         419,927

During the fiscal year ended September 30, 2002, the Funds reclassified non-taxable security gains and losses realized in the in-kind redemption of Creation Units (Note 4) as an increase or decrease to paid in surplus in the Statements of Assets and Liabilities as follows:

                                                             NET GAIN (LOSS)
FUND                                                         RECLASS AMOUNT
----------------------------------------------------------------------------
The Consumer Discretionary Select Sector SPDR Fund            $ 12,466,226
The Consumer Staples Select Sector SPDR Fund                    23,950,019
The Energy Select Sector SPDR Fund                              (8,382,699)
The Financial Select Sector SPDR Fund                          (16,738,125)
The Health Care Select Sector SPDR Fund                          9,821,976
The Industrial Select Sector SPDR Fund                         (18,264,475)
The Materials Select Sector SPDR Fund                            7,292,563
The Technology Select Sector SPDR Fund                          29,285,371
The Utilities Select Sector SPDR Fund                            5,660,895

Under current tax laws, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. The Funds incurred the following losses during the period November 1, 2001 through September 30, 2002 and have been deferred for tax purposes until fiscal year 2003:

FUND                                                         DEFERRED LOSSES
----------------------------------------------------------------------------
The Consumer Discretionary Select Sector SPDR Fund            $ 13,861,420
The Consumer Staples Select Sector SPDR Fund                    54,078,910
The Energy Select Sector SPDR Fund                              65,980,713
The Financial Select Sector SPDR Fund                           19,497,230
The Health Care Select Sector SPDR Fund                         17,826,608
The Industrial Select Sector SPDR Fund                          29,465,348
The Materials Select Sector SPDR Fund                            6,365,663
The Technology Select Sector SPDR Fund                         305,114,554
The Utilities Select Sector SPDR Fund                           20,169,920

For the year ended September 30, 2002, there were no significant differences between the book basis and the tax basis character of distributions to shareholders. Additionally, there were no significant differences between the book basis and tax basis components of net assets other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FEDERAL INCOME TAX -- (CONTINUED)

The tax character of distributions paid during the year ended September 30, 2002, was as follows:

                                                                                  LONG-TERM
FUND                                                          ORDINARY INCOME    CAPITAL GAIN
---------------------------------------------------------------------------------------------
The Consumer Discretionary Select Sector SPDR Fund              $1,152,248        $       --
The Consumer Staples Select Sector SPDR Fund                     4,423,211                --
The Energy Select Sector SPDR Fund                               6,022,434                --
The Financial Select Sector SPDR Fund                            8,798,298                --
The Health Care Select Sector SPDR Fund                            786,910                --
The Industrial Select Sector SPDR Fund                           1,976,019                --
The Materials Select Sector SPDR Fund                            4,971,460                --
The Technology Select Sector SPDR Fund                                  --                --
The Utilities Select Sector SPDR Fund                            5,131,034                --

As of September 30, 2002 the components of distributable earnings (excluding unrealized appreciation (depreciation)) on a tax basis were as follows:

                                                                                 UNDISTRIBUTED
                                                               UNDISTRIBUTED       LONG-TERM
FUND                                                          ORDINARY INCOME    CAPITAL GAIN
----------------------------------------------------------------------------------------------
The Consumer Discretionary Select Sector SPDR Fund              $       --        $       --
The Consumer Staples Select Sector SPDR Fund                     1,320,991                --
The Energy Select Sector SPDR Fund                                 628,648                --
The Financial Select Sector SPDR Fund                            1,039,916                --
The Health Care Select Sector SPDR Fund                            349,898                --
The Industrial Select Sector SPDR Fund                             736,206                --
The Materials Select Sector SPDR Fund                            1,223,587                --
The Technology Select Sector SPDR Fund                           1,313,479                --
The Utilities Select Sector SPDR Fund                            1,655,343                --

INVESTMENT TRANSACTIONS

Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on the identified cost basis. Corporate actions (including cash dividends) are recorded net of nonreclaimable foreign tax withholdings on the ex-dividend date.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with commercial banks. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Fund's risk is the ability of the seller to pay the agreed-upon price on the maturity date. If the seller is unable to make a timely repurchase, the Fund could experience delays in the receipt of expected proceeds, suffer a loss in principal or current interest, or incur costs in liquidating the collateral. At September 30, 2002 the Trust had no open repurchase agreements.

OTHER

Each of the Select Sector SPDR Funds concentrates its investments in certain industries, subjecting them to greater risk than funds that invest in a wider range of industries.

3.  FEES AND COMPENSATION PAID TO AFFILIATES AND OTHER PARTIES

ADVISORY FEE

Each Fund has entered into an Investment Advisory Agreement with SSgA Funds Management, Inc. ("The Advisor"). As compensation for the services rendered, facilities furnished, and expenses borne by the Advisor, each Fund pays the

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ADVISORY FEE -- (CONTINUED)

Advisor a fee accrued daily and paid monthly, at the annualized rate of 0.05% of average daily net assets of each of the Funds. Pursuant to a voluntary fee waiver, the Adviser had agreed to reduce the Advisory Fee from 0.05% of average daily net assets to 0.03% of average daily net assets for each of the Funds during the period May 17, 2000 to January 31, 2002. As of February 1, 2002, this voluntary fee waiver has been terminated. The waiver amounts of the Advisor's Fees for the twelve months ended September 30, 2002 were as follows:

FUND                                                          WAIVER AMOUNT
---------------------------------------------------------------------------
The Consumer Discretionary Select Sector SPDR Fund               $12,315
The Consumer Staples Select Sector SPDR Fund                      23,251
The Energy Select Sector SPDR Fund                                19,531
The Financial Select Sector SPDR Fund                             51,092
The Health Care Select Sector SPDR Fund                           10,466
The Industrial Select Sector SPDR Fund                             9,107
The Materials Select Sector SPDR Fund                             10,263
The Technology Select Sector SPDR Fund                            83,680
The Utilities Select Sector SPDR Fund                              6,923

TRUSTEES FEES

The Trust pays each independent Trustee an annual fee of $16,000, and a meeting fee of $2,000 per meeting attended. The Funds will reimburse the Trustees for any out of pocket expenses related to attending meetings of the Board of Trustees.

UNITARY FEE

A "Unitary" Fee is paid by each Fund to State Street Bank and Trust Company for the Administration, Custody and Transfer Agency services it provides to the Funds. The unitary fee is calculated based upon the average daily net assets of the Trust and allocated pro rata to each Select Sector SPDR Fund based upon the relative net assets of each Fund. The unitary fee is equal to the greater of:
(a) a sliding scale fee calculated as follows: (i) 0.10% of average daily net assets of the Trust up to the first $4.5 billion of net assets (such $4.5 billion to be increased by $500 million each time a new Select Sector SPDR Fund is added): (ii) 0.08% of average daily net assets up to the next $4.5 billion of net assets of the Trust (such $4.5 billion to be increased by $500 million each time a new Select Sector SPDR Fund is added): and (iii) 0.06% of average daily net assets on the remainder of net assets; or (b) a minimum annual fee of $3.15 million increased by $350,000 each time a new Select Sector SPDR Fund is added. The minimum fee will not be in effect for the first two years of the Trust's operation. Pursuant to a voluntary fee waiver, State Street Bank and Trust Company has agreed to reduce the Unitary Fee from 0.10% for the first $500 million per Fund, 0.08% for the next $500 million per Fund, and 0.06% thereafter of the average daily net assets to 0.07% for the first $500 million per Fund, 0.05% for the next $500 million per Fund and 0.03% thereafter of average daily net assets and continue to waive the minimum fee. The foregoing fee reduction and minimum fee waiver will remain in effect for at least a twelve-month period ending January 31, 2003. There is no assurance that the fee reductions will remain in effect for more than one year. The waiver amounts for the Unitary Fee for the twelve months ended September 30, 2002 were as follows:

FUND                                                          WAIVER AMOUNT
---------------------------------------------------------------------------
The Consumer Discretionary Select Sector SPDR Fund              $ 53,123
The Consumer Staples Select Sector SPDR Fund                      96,754
The Energy Select Sector SPDR Fund                                96,603
The Financial Select Sector SPDR Fund                            178,746
The Health Care Select Sector SPDR Fund                           45,940
The Industrial Select Sector SPDR Fund                            55,060
The Materials Select Sector SPDR Fund                             75,812
The Technology Select Sector SPDR Fund                           317,092
The Utilities Select Sector SPDR Fund                             39,422

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DISTRIBUTOR

ALPS Distributors, Inc. (the "Distributor") serves as the distributor of the shares of each Fund pursuant to a Distribution Plan and Agreement, pursuant to Rule 12b-1 under the 1940 Act, between the Distributor and the Trust. The Rule 12b-1 Plan and Agreement provides for payment of a fee to the Distributor at an annualized rate of 0.25% of the average daily net assets of each of the Funds. Effective February 1, 2002, the Board of Trustees has limited each Fund's 12b-1 fee to 0.07% of its average daily net assets.

ADDITIONAL EXPENSES

Standard and Poor's ("S&P"), the American Stock Exchange LLC (the "AMEX"), and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") have entered into a license agreement with respect to each Select Sector SPDR Fund's Select Sector Index. Pursuant to such license agreement, the Trust has entered into a sub-license agreement which required that each Select Sector SPDR Fund pay a one time fee to S&P of $5,000 (the "One Time Fee"). In addition, the Trust will pay a sub-license fee per annum (i) to S&P equal to the greater of 0.03% of the aggregate net assets of the Trust or $450,000 (the "Minimum Annual Fee"), and (ii) to Merrill Lynch equal to 0.03% of the aggregate net assets of the Trust. The Minimum Annual Fee (plus the One Time Fee) is payable in full to S&P during the first year of the sub-license agreement six months from the date after the first day of trading of any Select Sector SPDR Fund on the AMEX (the "First Trading Day"). Thereafter, the Minimum Annual Fee is payable in full on each anniversary of the First Trading Day. The fee to Merrill Lynch is payable on a quarterly basis. Each Select Sector SPDR Fund will pay its proportionate share of the annual sub-license fees based on the relative net assets of each Fund.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  SHAREHOLDER TRANSACTIONS IN SELECT SECTOR SPDR FUNDS WERE AS FOLLOWS FOR:

THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND

                                            YEAR ENDED
                                        SEPTEMBER 30, 2002
                                   SELECT SECTOR
                                       SPDRS          AMOUNT
                                   -------------   -------------
SPDRs sold                            9,050,000    $ 255,809,939
Dividend reinvestment SPDRs
  issued                                     --               --
SPDRs redeemed                       (8,650,000)    (245,294,828)
Net income equalization                      --         (143,586)
                                   ------------    -------------
Net increase                            400,000    $  10,371,525
                                   ============    =============

                                            YEAR ENDED
                                        SEPTEMBER 30, 2001
                                   SELECT SECTOR
                                       SPDRS          AMOUNT
                                   -------------   -------------
SPDRs sold                           19,550,000    $ 485,292,165
Dividend reinvestment SPDRs
  issued                                     --               --
SPDRs redeemed                      (18,550,000)    (444,548,833)
Net income equalization                      --          (13,999)
                                   ------------    -------------
Net increase                          1,000,000    $  40,729,333
                                   ============    =============

THE CONSUMER STAPLES SELECT SECTOR FUND

                                            YEAR ENDED
                                        SEPTEMBER 30, 2002
                                   SELECT SECTOR
                                       SPDRS          AMOUNT
                                   -------------   -------------
SPDRs sold                            5,900,000    $ 148,004,142
Dividend reinvestment SPDRs
  issued                                     79            1,911
SPDRs redeemed                      (10,250,000)    (249,854,577)
Net income equalization                      --          363,633
                                   ------------    -------------
Net decrease                         (4,349,921)   $(101,484,891)
                                   ============    =============

                                            YEAR ENDED
                                        SEPTEMBER 30, 2001
                                   SELECT SECTOR
                                       SPDRS          AMOUNT
                                   -------------   -------------
SPDRs sold                           10,950,000    $ 279,161,937
Dividend reinvestment SPDRs
  issued                                     61            1,567
SPDRs redeemed                       (2,500,000)     (65,673,512)
Net income equalization                      --         (427,655)
                                   ------------    -------------
Net increase                          8,450,061    $ 213,062,337
                                   ============    =============

THE ENERGY SELECT SECTOR SPDR FUND

                                            YEAR ENDED
                                        SEPTEMBER 30, 2002
                                   SELECT SECTOR
                                       SPDRS          AMOUNT
                                   -------------   -------------
SPDRs sold                           17,850,000    $ 449,207,876
Dividend reinvestment SPDRs
  issued                                     73            1,799
SPDRs redeemed                      (15,950,000)    (378,818,909)
Net income equalization                      --         (154,379)
                                   ------------    -------------
Net increase                          1,900,073    $  70,236,387
                                   ============    =============

                                            YEAR ENDED
                                        SEPTEMBER 30, 2001
                                   SELECT SECTOR
                                       SPDRS          AMOUNT
                                   -------------   -------------
SPDRs sold                           14,800,000    $ 468,970,545
Dividend reinvestment SPDRs
  issued                                     27              858
SPDRs redeemed                      (14,250,000)    (454,648,401)
Net income equalization                      --         (227,578)
                                   ------------    -------------
Net increase                            550,027    $  14,095,424
                                   ============    =============

THE FINANCIAL SELECT SECTOR SPDR FUND

                                            YEAR ENDED
                                        SEPTEMBER 30, 2002
                                 SELECT SECTOR
                                     SPDRS            AMOUNT
                                 -------------   ----------------
SPDRs sold                        414,200,000    $ 10,513,976,853
Dividend reinvestment SPDRs
  issued                                1,929              48,184
SPDRs redeemed                   (419,600,000)    (10,655,816,387)
Net income equalization                    --           1,266,156
                                 ------------    ----------------
Net decrease                       (5,398,071)   $   (140,525,194)
                                 ============    ================

                                             YEAR ENDED
                                         SEPTEMBER 30, 2001
                                   SELECT SECTOR
                                       SPDRS           AMOUNT
                                   -------------   --------------
SPDRs sold                           45,800,000    $1,249,140,444
Dividend reinvestment SPDRs
  issued                                    893            25,300
SPDRs redeemed                      (35,850,000)     (960,808,898)
Net income equalization                      --           300,225
                                   ------------    --------------
Net increase                          9,950,893    $  288,657,071
                                   ============    ==============

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

THE HEALTH CARE SELECT SECTOR SPDR FUND

                                            YEAR ENDED
                                        SEPTEMBER 30, 2002
                                   SELECT SECTOR
                                       SPDRS          AMOUNT
                                   -------------   -------------
SPDRs sold                            3,350,000    $  87,935,831
Dividend reinvestment SPDRs
  issued                                     --               --
SPDRs redeemed                       (3,850,000)    (102,575,963)
Net income equalization                      --          (21,395)
                                   ------------    -------------
Net decrease                           (500,000)   $ (14,661,527)
                                   ============    =============

                                            YEAR ENDED
                                        SEPTEMBER 30, 2001
                                   SELECT SECTOR
                                       SPDRS          AMOUNT
                                   -------------   -------------
SPDRs sold                            9,100,000    $ 215,584,866
Dividend reinvestment SPDRs
  issued                                      1               29
SPDRs redeemed                       (7,000,000)    (161,066,406)
Net income equalization                      --           (2,139)
                                   ------------    -------------
Net increase                          2,100,001    $  54,516,350
                                   ============    =============

THE INDUSTRIAL SELECT SECTOR SPDR FUND

                                            YEAR ENDED
                                        SEPTEMBER 30, 2002
                                   SELECT SECTOR
                                       SPDRS          AMOUNT
                                   -------------   -------------
SPDRs sold                           14,350,000    $ 383,003,241
Dividend reinvestment SPDRs
  issued                                     --               --
SPDRs redeemed                      (12,750,000)    (300,457,382)
Net income equalization                      --          265,406
                                   ------------    -------------
Net increase                          1,600,000    $  82,811,265
                                   ============    =============

                                            YEAR ENDED
                                        SEPTEMBER 30, 2001
                                   SELECT SECTOR
                                       SPDRS          AMOUNT
                                   -------------   -------------
SPDRs sold                            2,800,000    $  82,026,084
Dividend reinvestment SPDRs
  issued                                     --               --
SPDRs redeemed                       (1,600,000)     (48,919,584)
Net income equalization                      --          (65,453)
                                   ------------    -------------
Net increase                          1,200,000    $  33,041,047
                                   ============    =============

THE MATERIALS SELECT SECTOR SPDR FUND

                                            YEAR ENDED
                                        SEPTEMBER 30, 2002
                                   SELECT SECTOR
                                       SPDRS          AMOUNT
                                   -------------   -------------
SPDRs sold                           21,350,000    $ 475,875,575
Dividend reinvestment SPDRs
  issued                                      3               61
SPDRs redeemed                      (17,500,000)    (379,504,580)
Net income equalization                      --         (171,969)
                                   ------------    -------------
Net increase                          3,850,003    $  96,199,087
                                   ============    =============

                                            YEAR ENDED
                                        SEPTEMBER 30, 2001
                                   SELECT SECTOR
                                       SPDRS          AMOUNT
                                   -------------   -------------
SPDRs sold                            4,750,000    $  99,353,755
Dividend reinvestment SPDRs
  issued                                     --               --
SPDRs redeemed                       (2,750,000)     (55,714,403)
Net income equalization                      --          (84,263)
                                   ------------    -------------
Net increase                          2,000,000    $  43,555,089
                                   ============    =============

THE TECHNOLOGY SELECT SECTOR SPDR FUND

                                            YEAR ENDED
                                        SEPTEMBER 30, 2002
                                   SELECT SECTOR
                                       SPDRS          AMOUNT
                                   -------------   -------------
SPDRs sold                           23,700,000    $ 528,875,535
Dividend reinvestment SPDRs
  issued                                     --               --
SPDRs redeemed                      (17,050,000)    (353,760,346)
Net income equalization                      --          936,423
                                   ------------    -------------
Net increase                          6,650,000    $ 176,051,612
                                   ============    =============

                                             YEAR ENDED
                                         SEPTEMBER 30, 2001
                                   SELECT SECTOR
                                       SPDRS           AMOUNT
                                   -------------   --------------
SPDRs sold                           38,100,000    $1,121,327,559
Dividend reinvestment SPDRs
  issued                                     --                --
SPDRs redeemed                      (13,750,000)     (438,760,374)
Net income equalization                      --         3,337,378
                                   ------------    --------------
Net increase                         24,350,000    $  685,904,563
                                   ============    ==============

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

THE UTILITIES SELECT SECTOR SPDR FUND

                                            YEAR ENDED
                                        SEPTEMBER 30, 2002
                                   SELECT SECTOR
                                       SPDRS          AMOUNT
                                   -------------   -------------
SPDRs sold                            7,100,000    $ 177,557,778
Dividend reinvestment SPDRs
  issued                                     51            1,334
SPDRs redeemed                       (3,350,000)     (88,607,907)
Net income equalization                      --         (424,481)
                                   ------------    -------------
Net increase                          3,750,051    $  88,526,724
                                   ============    =============

                                            YEAR ENDED
                                        SEPTEMBER 30, 2001
                                   SELECT SECTOR
                                       SPDRS          AMOUNT
                                   -------------   -------------
SPDRs sold                            5,600,000    $ 178,501,430
Dividend reinvestment SPDRs
  issued                                     50            1,620
SPDRs redeemed                       (5,200,000)    (168,436,960)
Net income equalization                      --         (155,072)
                                   ------------    -------------
Net increase                            400,050    $   9,911,018
                                   ============    =============

Except for under the Trust's dividend reinvestment plan, Select Sector SPDRs are issued and redeemed by a Fund only in Creation Unit size aggregations of 50,000 Select Sector SPDRs. Such transactions are only permitted on an in-kind basis, with a separate cash payment which is equivalent to the undistributed net investment income per Select Sector SPDR (income equalization) and a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Transaction fees at scheduled amounts ranging from $1,000 to $4,000 per Creation Unit are charged to those persons creating or redeeming Creation Units. Transaction fees are received by the Transfer Agent and used to offset the expense of processing orders.

5.  AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at September 30, 2002 were as follows:

                                                                        GROSS            GROSS         NET UNREALIZED
                                                     IDENTIFIED       UNREALIZED       UNREALIZED       APPRECIATION
FUND                                                    COST         APPRECIATION     DEPRECIATION     (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------
The Consumer Discretionary Select Sector SPDR
  Fund                                             $  146,820,383     $  588,278     $   33,553,891    $   (32,965,613)
The Consumer Staples Select Sector SPDR Fund          245,161,891        539,138         39,522,846        (38,983,708)
The Energy Select Sector SPDR Fund                    299,077,506        663,872         58,528,501        (57,864,629)
The Financial Select Sector SPDR Fund                 557,503,366             --        154,873,855       (154,873,855)
The Health Care Select Sector SPDR Fund               117,144,366      3,644,661         10,068,444         (6,423,783)
The Industrial Select Sector SPDR Fund                120,811,411        835,691         34,660,060        (33,824,369)
The Materials Select Sector SPDR Fund                 222,914,952      1,384,905         63,776,241        (62,391,336)
The Technology Select Sector SPDR Fund              1,703,333,533        724,729      1,071,143,378     (1,070,418,649)
The Utilities Select Sector SPDR Fund                 195,698,824        781,200         55,747,435        (54,966,235)

6.  INVESTMENT TRANSACTIONS

For the year ended September 30, 2002, the Trust had in-kind contributions and in-kind redemptions as follows:

FUND                                                            PURCHASES           SALES
----------------------------------------------------------------------------------------------
The Consumer Discretionary Select Sector SPDR Fund            $  245,582,786    $  234,854,096
The Consumer Staples Select Sector SPDR Fund                     147,845,880       249,329,131
The Energy Select Sector SPDR Fund                               431,442,035       361,123,731
The Financial Select Sector SPDR Fund                          2,165,228,829     2,300,472,810
The Health Care Select Sector SPDR Fund                           87,859,336       102,525,756
The Industrial Select Sector SPDR Fund                           382,672,022       299,851,753
The Materials Select Sector SPDR Fund                            431,065,695       334,860,794
The Technology Select Sector SPDR Fund                           500,829,948       324,854,274
The Utilities Select Sector SPDR Fund                            176,725,755        88,187,480

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

For the year ended September 30, 2002, the Trust had purchases and sales of investment securities as follows:

FUND                                                           PURCHASES         SALES
------------------------------------------------------------------------------------------
The Consumer Discretionary Select Sector SPDR Fund            $ 70,585,701    $ 70,750,141
The Consumer Staples Select Sector SPDR Fund                   185,745,594     185,461,850
The Energy Select Sector SPDR Fund                             123,142,513     122,573,207
The Financial Select Sector SPDR Fund                           62,070,920      66,625,049
The Health Care Select Sector SPDR Fund                        153,032,312     152,788,400
The Industrial Select Sector SPDR Fund                         103,796,957     103,616,983
The Materials Select Sector SPDR Fund                           69,530,296      69,007,172
The Technology Select Sector SPDR Fund                         182,076,506     182,936,795
The Utilities Select Sector SPDR Fund                           75,187,760      74,627,500

For the year ended September 30, 2002, State Street Brokerage Services earned the following brokerage commissions from Investment Transactions:

FUND                                                            COMMISSIONS
---------------------------------------------------------------------------
The Consumer Discretionary Select Sector SPDR Fund                $     0
The Consumer Staples Select Sector SPDR Fund                        3,834
The Energy Select Sector SPDR Fund                                  3,177
The Financial Select Sector SPDR Fund                               2,268
The Health Care Select Sector SPDR Fund                               234
The Industrial Select Sector SPDR Fund                                 57
The Materials Select Sector SPDR Fund                               3,384
The Technology Select Sector SPDR Fund                             14,563
The Utilities Select Sector SPDR Fund                               3,132

7.  INITIAL CAPITALIZATION AND OFFERING OF SHARES

During the period from December 14, 1998 to the commencement of investment operations for each of the Funds, each Fund had no operations other than those related to organizational matters, including the initial capital contribution of $11,111 for each Fund and the issuance of 1,111 shares for each of the Funds. On December 16, 1998 (commencement of investment operations) the Board of Trustees declared reverse stock splits with an effective date of December 16, 1998 in order to adjust the net asset value per share of each portfolio to be approximately 1/10th of the value of its respective Select Sector Index. All capital share activity and per share data have been restated to reflect the reverse stock split. The ratio of the reverse stock split for The Consumer Discretionary Select Sector SPDR Fund, The Consumer Staples Select Sector SPDR Fund, The Energy Select Sector SPDR Fund, The Financial Select Sector SPDR Fund, The Health Care Select Sector SPDR Fund, The Industrial Select Sector SPDR Fund, The Materials Select Sector SPDR Fund, The Technology Select Sector SPDR Fund, and The Utilities Select Sector SPDR Fund was 1 for 2.451, 1 for 2.606, 1 for 2.359, 1 for 2.202, 1 for 2.397, 1 for 2.266, 1 for 2.072, 1 for 3.009, and 1
for 2.906, respectively.

8.  TAX INFORMATION (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended September 30, 2002.

Percentage of distributions which qualify for the corporate dividends received deduction:

FUND                                                            PERCENTAGE
--------------------------------------------------------------------------
The Consumer Discretionary Select Sector SPDR Fund                100.00%
The Consumer Staples Select Sector SPDR Fund                      100.00
The Energy Select Sector SPDR Fund                                 90.67
The Financial Select Sector SPDR Fund                             100.00
The Health Care Select Sector SPDR Fund                           100.00
The Industrial Select Sector SPDR Fund                            100.00
The Materials Select Sector SPDR Fund                             100.00
The Technology Select Sector SPDR Fund                               N/A
The Utilities Select Sector SPDR Fund                             100.00


9.  LEGAL PROCEEDINGS


The Trust was named as a defendant in a second amended complaint filed by Mopex, Inc. in an ongoing action in the U.S. District Court for the Northern District of Illinois. Mopex, Inc.'s complaints now list twenty Defendants including the Trust's investment adviser, principal underwriter, and administrator as well as other exchange traded funds, service providers, and the Chicago Stock Exchange, Inc., Mopex, Inc. has alleged that the defendants infringed a patent it holds in unspecified ways resulting from their participation in the sale of certain exchange traded funds. Mopex, Inc. has also filed state law claims in Illinois alleging a conspiracy by the defendants to infringe the Mopex patent. Mopex, Inc. is also a party in an action in the U.S. District Court for the Southern District of New York against the American Stock Exchange which involves similar issues, but the Trust is not a party to that action. The defendants have denied the allegations of infringement and filed counterclaims for declaratory judgment on grounds of non-infringement and invalidity. There is the possibility, however, that a resolution of the claims may result in increased costs for the Trust and thus raise the expense ratios of the Funds which could adversely affect performance.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of The Select Sector SPDR Trust,

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the nine funds (each a "Fund") comprising The Select Sector SPDR Trust (the "Trust") at September 30, 2002, and the results of each of their operations, and the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 19, 2002

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION
SEPTEMBER 30, 2002
OFFICERS AND INTERESTED DIRECTORS

                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                                                                                 IN FUND
                                  POSITION(S)    TERM OF OFFICE                                  COMPLEX           OTHER
                                   HELD WITH     AND LENGTH OF      PRINCIPAL OCCUPATION(S)      OVERSEEN      DIRECTORSHIPS
NAME, ADDRESS AND AGE              THE TRUST      TIME SERVED         DURING PAST 5 YEARS       BY TRUSTEE    HELD BY TRUSTEE
---------------------            --------------  --------------  -----------------------------  ----------   -----------------
TRUSTEES:
GEORGE R. GASPARI                Trustee,        Unlimited       Consultant to various            9          0
100-38 75th Avenue               Chairman of     Elected:        financial services
Forest Hills, New York 11375     the Audit       October 1998    organizations (1996 to
Age 62                           Committee                       present).

ERNEST J. SCALBERG               Trustee         Unlimited       Associate Vice President for     9          0
Monterey Institute of                            Elected:        External Programs and Dean of
International Studies                            October 1998    the Fisher Graduate School of
425 Van Buren St.                                                International Business (2001
Monterey, CA 93940                                               to present); Dean of the
Age 57                                                           Graduate School of Business
                                                                 Administration and Dean of
                                                                 Faculty of the School of
                                                                 Business at Fordham
                                                                 University (April 1994 to
                                                                 2001); Director, Adviser or
                                                                 Trustee to numerous non-
                                                                 profit organizations (1974 to
                                                                 present).

R. CHARLES TSCHAMPION            Trustee;        Unlimited       Managing Director of             9          Director of the
General Motors Investment        Member of the   Elected:        Investment Strategy and Asset               India Magnum
Management Corp.                 Audit           October 1998    Allocation and Managing                     Fund; Trustee of
767 Fifth Avenue                 Committee                       Director of Defined                         Lehigh University
New York, New York 10153                                         Contribution Plans, General                 and Chair of the
Age 56                                                           Motors Asset Management                     Investment Sub-
                                                                 Corporation (1994 to                        Committee for the
                                                                 present); Board of Governors                Lehigh University
                                                                 of the Association for                      Endowment Fund.
                                                                 Investment Management
                                                                 Research (Member, 1995 to
                                                                 2001; Chair, 1999-2000);
                                                                 India Magnum Fund (1994 to
                                                                 present); Trustee of Lehigh
                                                                 University and Chair of the
                                                                 Investment Sub-Committee for
                                                                 the Lehigh University
                                                                 Endowment Fund (October 1998
                                                                 to present).

CHERYL BURGERMEISTER             Trustee;        Unlimited       Retired; Trustee and             9          Trustee and
9 Nansen Summit                  Member of the   Elected:        Treasurer of Portland                       Treasurer of
Lake Oswego, OR 97035            Audit           October 1998    Community College Foundation                Portland
Age 51                           Committee                       (2001 to present); Finance                  Community College
                                                                 Committee Member Portland                   Foundation.
                                                                 Community College Foundation
                                                                 (January 2001 to present);
                                                                 Trustee Zero Gravity Internet
                                                                 Fund (May 2000 to November
                                                                 2001); Director and Chief
                                                                 Finance Officer of The Crabbe
                                                                 Huson Group and Treasurer of
                                                                 the Crabbe Huson Family of
                                                                 Funds (1987 to 1998).

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION (CONTINUED)
SEPTEMBER 30, 2002
OFFICERS AND INTERESTED DIRECTORS

                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                                                                                 IN FUND
                                  POSITION(S)    TERM OF OFFICE                                  COMPLEX           OTHER
                                   HELD WITH     AND LENGTH OF      PRINCIPAL OCCUPATION(S)      OVERSEEN      DIRECTORSHIPS
NAME, ADDRESS AND AGE              THE TRUST      TIME SERVED         DURING PAST 5 YEARS       BY TRUSTEE    HELD BY TRUSTEE
---------------------            --------------  --------------  -----------------------------  ----------   -----------------
OFFICERS:
KATHLEEN C. CUOCOLO*             Trustee,        Unlimited       Executive Vice President,        9          0
State Street Bank and            President       Elected         State Street Bank and Trust
Trust Company                                    Trustee: May    Company (March 2000-present);
2 Avenue de Lafayette                            2001 Elected    Senior Vice President
Boston, Massachusetts 02111                      President:      (1995-March 2000); Executive
Age: 50                                          November 2000   Operating Group
                                                                 (1999-present); CPA in
                                                                 Massachusetts.

DONALD A. GIGNAC                 Treasurer       Unlimited       Senior Vice President, State     N/A        N/A
State Street Bank and Trust                      Elected:        Street Bank and Trust Company
Company                                          November 2000   (2002-present). Vice
2 Avenue de Lafayette                                            President, State Street Bank
Boston, Massachusetts 02111                                      and Trust Company
Age: 37                                                          (1993-2002).

MARY MORAN ZEVEN                 Secretary       Unlimited       Senior Vice President and        N/A        N/A
State Street Bank and Trust                      Elected:        Senior Counsel, State Street
Company                                          November 2001   Bank and Trust Company
One Federal Street                                               2002-Present; Vice President
Boston, Massachusetts 02110                                      and Associate Counsel State
Age: 41                                                          Street Bank and Trust Company
                                                                 2000-2002; Vice President and
                                                                 Counsel, PFPC, Inc. 1999 to
                                                                 2000; Counsel, Curtis,
                                                                 Mallet-Prevost, Colt & Mosle,
                                                                 LLP 1996 to 1999 (law firm).

STEPHANIE M. NICHOLS             Assistant       Unlimited       Counsel, State Street Bank       N/A        N/A
State Street Bank and Trust      Secretary       Elected: May    and Trust Company since 1997.
Company                                          2002
One Federal Street
Boston, Massachusetts 02110
Age: 31

* Ms. Cuocolo is an "interested person" of the Trust, as defined in the 1940 Act, by virtue of her position as officer of the State Street Bank and Trust Company, the parent company of the Adviser.

     THE SELECT SECTOR SPDR TRUST           ANNUAL REPORT

TRUSTEES
KATHLEEN C. CUOCOLO, CHAIRMAN
CHERYL BURGERMEISTER
GEORGE R. GASPARI
ERNEST J. SCALBERG
R. CHARLES TSCHAMPION

OFFICERS
KATHLEEN C. CUOCOLO, PRESIDENT
DONALD A. GIGNAC, TREASURER
MARY MORAN ZEVEN, SECRETARY
STEPHANIE M. NICHOLS, ASSISTANT SECRETARY

INVESTMENT MANAGER
SSGA FUNDS MANAGEMENT, INC.
2 INTERNATIONAL PLACE
BOSTON, MASSACHUSETTS 02110

DISTRIBUTOR
ALPS DISTRIBUTORS, INC.
370 17TH STREET, SUITE 3100
DENVER, COLORADO 80202

CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT
STATE STREET BANK AND TRUST COMPANY
225 FRANKLIN STREET
BOSTON, MASSACHUSETTS 02110

LEGAL COUNSEL
MAYER, BROWN, ROWE & MAW
1675 BROADWAY
NEW YORK, NEW YORK 10019

INDEPENDENT PUBLIC ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
160 FEDERAL STREET
BOSTON, MASSACHUSETTS 02110

   The Select Sector SPDR Trust is distributed by ALPS Distributors, Inc.

   The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus from the Distributor. Please read the prospectus carefully before you invest.

                              CATEGORICALLY UNIQUE
                                INDEX FUNDS(SM)

                           [SELECT SECTOR SPDR LOGO]

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
"Standard & Poor's Depositary Receipts(R)," "SPDR(R)," "Select Sector SPDR," and "Select Sector Standard & Poor's Depositary Receipts" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use in connection with the listing and trading of Select Sector SPDRs on the AMEX. The stocks included in each Select Index (upon which the Products are based) were selected by the index compilation agent in consultation with S&P from the universe of companies represented by the S&P 500 Index. The composition and weighting of stocks included in each Select Sector Index can be expected to differ from the composition and weighting of stocks included in any similar S&P 500 sector index that is published and disseminated by S&P.

                                     PART C
                                OTHER INFORMATION

ITEM 23. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

(a)(i) Declaration of Trust dated June 9, 1998 and filed on June 26, 1998 and incorporated herein by reference.

(a)(ii) Amendment No.1 to the Declaration of Trust dated October 8, 1998 and filed on October 16, 1998 and incorporated herein by reference.

(a)(iii) Amended and Restated Declaration of Trust dated October 23, 1998 and filed November 17, 1998 and incorporated herein by reference.

(b) By-Laws of the Trust dated June 10, 1998 and filed November 17, 1998 and incorporated herein by reference.

(c) Global certificate evidencing shares of the Beneficial Interest, $0.01 par value, of each Select Sector SPDR Fund filed November 17, 1998 and incorporated herein by reference.

(d)(i) Investment Advisory Agreement between the Trust and State Street Bank and Trust Company filed November 17, 1998 and incorporated herein by reference.

(d)(ii) Investment Advisory Agreement between the Trust and SSgA Funds Management, Inc. filed January 28, 2002 and incorporated herein by reference.

(e)(i) Distribution Agreement between the Trust and ALPS Mutual Funds Services, Inc. filed November 17, 1998 and incorporated herein by reference.

(e)(ii)    Form of Participant Agreement is filed herewith.

(e)(iii) Investor Services Agreement filed on November 17, 1998 and incorporated herein by reference.

(e)(iv) Soliciting Dealer Agreement filed on November 17, 1998 and incorporated herein by reference.

(e)(v) Distribution Agreement between the Trust and ALPS Distributors, Inc. filed January 28, 2002 and incorporated herein by reference.

(f)        Not applicable

(g) Custodian Agreement between the Trust and State Street Bank and Trust Company filed on November 17, 1998 and incorporated herein by reference.

(h)(i) Administration Agreement between the Trust and State Street Bank and Trust Company filed on November 17, 1998.

(h)(ii) Transfer Agency Services Agreement between the Trust and State Street Bank and Trust Company filed on November 17, 1998.

(h)(iii) Sub-License Agreement between the Trust, Merrill Lynch and Standard & Poor's filed on December 15, 1998 and incorporated herein by reference.

(h)(iv) DTC Letter of Representation filed on November 17, 1998 and incorporated herein by reference.

(i) Opinion of Gordon Altman Butowsky Weitzen Shalov & Wein filed on November 17, 1998 and incorporated herein by reference.

(j)(i)     Consent of Independent Accountants is filed herewith.

(k)        Not applicable

(l) Subscription Agreement(s) between the Trust and ALPS Mutual Funds Services, Inc. filed on December 15, 1998 and incorporated herein by reference.

(m) 12b-1 Plan filed on November 17, 1998 and incorporated herein by reference.

(n)        Not applicable.

(p)(i) Code of Ethics of the Trust filed on January 26, 2001 and incorporated herein by reference

(p)(ii) Code of Ethics of the Adviser filed on January 26, 2001 and incorporated herein by reference

(p)(iii) Code of Ethics of the Distributor filed on January 26, 2001 and incorporated herein by reference

(q) Powers of Attorney filed on April 21, 2002 and incorporated herein by reference

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable.

ITEM 25. INDEMNIFICATION

Pursuant to Section 5.3 of the Registrant's Amended and Restated Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the Trust will indemnify any person who is, or has been, a Trustee, officer, employee or agent of the Trust against all expenses reasonably incurred or paid by him/her in connection with any claim, action, suit or proceeding in which he/she becomes involved as a party or otherwise by virtue of his/her being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him/her in the settlement thereof, if he/she acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render him/her liable by reason of willful misfeasance, bad faith or gross negligence in the performance of his/her duties or by reason of reckless disregard of his/her obligations and duties to the Registrant. The Registrant may also advance money for litigation expenses provided that Trustees, officers, employees and/or agents give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification. Pursuant to Section
5.2 of the Registrant's Amended and Restated Declaration of Trust, no Trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant. Pursuant to paragraph 9 of the Registrant's Investment Advisory Agreement, the Adviser shall not be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions of Rule 484 under the Act, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect. The Registrant maintains insurance on behalf of any person who is or was a Trustee, officer, employee or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him/her and incurred by him/her or arising out of his/her position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him/her.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

See "MANAGEMENT OF THE TRUST" in the Statement of Additional Information. Neither the investment adviser of the Registrant nor any director, officer or partner of the investment adviser is, or has been, at any time during the past two years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, in any other business, profession, vocation or employment of a substantial nature.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) The sole principal underwriter for the Trust is ALPS Distributors, Inc. which acts as distributor for the Registrant and the following other funds: Westcore Trust, Financial Investors Trust, First Funds Trust, Stonebridge Funds Trust, SPDR Trust, MidCap SPDR Trust, DIAMONDS Trust, Nasdaq 100 Trust, Firsthand Funds, Holland Balanced Fund, Ameristock Mutual Fund, Inc., Davis Park Series Trust, Financial Investors Variable Insurance Trust, and State Street Institutional Investment Trust.

(b) To the best of Registrant's knowledge, the directors and executive officers of ALPS Distributors, Inc., the distributor for Registrant, are as follows:

--------------------------------------------------------------------------------
 Name and Principal   Positions and Offices with   Positions and Offices with
  Business Address*           Registrant                   Underwriter
--------------------------------------------------------------------------------
W. Robert Alexander            None                 Chairman, Chief Executive
                                                    Officer
--------------------------------------------------------------------------------
Thomas A. Carter               None                 Chief Financial Officer and
                                                    Director
--------------------------------------------------------------------------------
Edmund J. Burke                None                 President and Director
--------------------------------------------------------------------------------
Jeremy O. May                  None                 Senior Vice President and
                                                    Director
--------------------------------------------------------------------------------
Robert Szydlowski              None                 Vice President
--------------------------------------------------------------------------------
Rick A. Pederson               None                 Director
--------------------------------------------------------------------------------
Chris Woessner                 None                 Director
--------------------------------------------------------------------------------


---------------

*All addresses are 1625 Broadway, Suite 2200, Denver, Colorado 80202.


(c)      Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORD

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of the Administrator, State Street Bank & Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111.

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post Effective Amendment No. 7 to Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 21st day of June 2002


THE SELECT SECTOR SPDR(R) TRUST

Name:  Kathleen C. Cuocolo(1)
Title: President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



-------------------------------------------------------------------------------
        SIGNATURE                        TITLE                      DATE
-------------------------------------------------------------------------------
1.                           President                       January 28, 2003
Kathleen C. Cuocolo(1)
-------------------------------------------------------------------------------
2.                           Treasurer and Chief Financial   January 28, 2003
Donald Gignac(1)             Officer for purposes of
                             Section 32(b)
-------------------------------------------------------------------------------
3. Majority of Trustees
-------------------------------------------------------------------------------
Kathleen C. Cuocolo(1)       Trustee                         January 28, 2003
-------------------------------------------------------------------------------
George R. Gaspari(1)         Trustee                         January 28, 2003
-------------------------------------------------------------------------------
Ernest J. Scalberg(2)        Trustee                         January 28, 2003
-------------------------------------------------------------------------------
R. Charles Tschampion(2)     Trustee                         January 28, 2003
-------------------------------------------------------------------------------
Cheryl Burgermeister(2)      Trustee                         January 28, 2003
-------------------------------------------------------------------------------
/s/ Stephanie M. Nichols     Attorney-in-Fact                January 28, 2003
Name: Stephanie M. Nichols
-------------------------------------------------------------------------------


(1) By Stephanie M. Nichols pursuant to Power of Attorney dated May 11, 2001.

(2) By Stephanie M. Nichols pursuant to Power of Attorney dated February 8,
    2001.

                                  Exhibit List

--------------------------------------------------------------------
        Item No.                             Exhibit
--------------------------------------------------------------------
        (e)(ii)               Form of Participant Agreement
--------------------------------------------------------------------
          (j)                 Consent of PricewaterhouseCoopers LLP
--------------------------------------------------------------------